Table of Contents
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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GENERAL MOTORS COMPANY
1240 Woodward Avenue, Detroit, Michigan 48265
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2026 Proxy Statement and Notice of Annual Meeting

June 2, 2026 | 2:30 p.m. Eastern Time

Our Purpose

We pioneer the innovations that move and connect people to what matters.

Our Vision

Zero crashes, zero emissions and zero congestion.

Our Values

Customers
We put the customer at the center of everything we do—and every interaction matters.

Relationships
Our success depends on our relationships inside and outside the company.

Excellence
Driven by ingenuity and innovation, we have the tenacity to win.

Truth
We pursue facts and respectfully challenge assumptions.

2026 Proxy Statement	i
To Our Fellow Shareholders,
In advance of the 2026 Annual Meeting of Shareholders, we are pleased to report strong momentum at General
Motors Company (“GM”, the “Company”, “we” or “us”), based on a multiyear foundation of product excellence, operating discipline, and resilience, that we believe sets the foundation for a bright future and differentiates the
Company from its peers.

Three Core Success Drivers: Agile Strategy, Operational Excellence,
and Balanced Capital Allocation
In 2025, the Board was actively engaged in shaping and overseeing the Company’s strategy, which remains focused on delivering exceptional products our customers love that drive profitability and growth. The Company responded with agility to major trade policy and regulatory shifts impacting our industry, as we worked with management to pivot capital investment priorities across our strategic pillars by increasing focus on highly profitable internal combustion engine products and proactively reducing EV capacity, including through rightsizing our manufacturing footprint and battery cell capacity to align with market demand. In connection with this strategic EV realignment, we impaired certain EV assets and recorded other charges that we believe will help us achieve improved EV profitability in the future. The Company believes demand for EVs will grow over the long term, so it continues to execute its plan to make them more profitable and more accessible to consumers, including by launching an innovative Lithium Manganese-Rich battery chemistry to reduce cell costs. Ensuring our EV business is well-positioned for the future will require continued investment, but at lower levels.
We also accelerated our high-margin software and services lines of business, which included a record 12 million global subscribers for OnStar and nearly 80 percent year-over-year growth for Super Cruise to more than
620,000 subscribers, together driving over $5.4 billion in deferred revenue at the end of 2025.
Thanks to the Company’s ability to adapt in this dynamic environment, we achieved our highest full-year market share in a decade and fourth consecutive year of market growth. Further, the Company’s strong foundation and operational discipline facilitated all phases of our capital allocation program, from investing in the business and our people, to maintaining a strong balance sheet, and returning capital to shareholders. Given this performance, in January we took action to reaffirm our commitment to shareholder returns by authorizing a new $6 billion share repurchase program and increasing the quarterly dividend rate by 20 percent to
$0.18 per share.
The market has endorsed our strategy and recognized our focus and discipline, resulting in exceptional shareholder returns — over 50 percent total return for a second year in a row — that have outperformed key competitors as well as the S&P 500 Index.
Shaping the Board and
Management Team of the Future
In 2026, we are continuing to prioritize alignment of the Company’s strategy with the best interests of our shareholders and customers, now and in the future.

ii
With respect to the Board, we have a strong and well-established process for Board member selection that is directly linked to the strategic needs of the business and ensures each member brings a unique skill set and perspective that complement the Board as a whole. We believe our current Board comprises a strong mix of directors with a wide range of relevant expertise and skills, including a breadth of experience in dealing with transformative change across our industry. To ensure the continuity of our Board while also balancing the importance of refreshment, we recently approved an amendment to our Corporate Governance Guidelines that sets the non-employee director retirement age at 75 and adds a term limit of 20 years.
Another priority for the Board is to continue evolving the skills of the Company’s senior leaders as part of our management succession planning. We devote a significant portion of time at each Board meeting to this effort.
The Board regularly meets with the next generation of talent and has focused on broadening the already strong internal talent base with fresh ideas and skills from other industries. We believe this talent development process will provide the right leadership and skill sets the Company needs to meet the opportunities and demands of the future.
Annual Meeting Preview
We encourage you to review this Proxy Statement which describes our corporate governance practices designed to foster effective oversight of the Company’s business risks and strategy. We look forward to hearing from you at the annual meeting and at that time will provide a further update on the Company’s performance and answer your questions. We remain committed to working on your behalf and serving the best interest of shareholders. Thank you in advance for your continued support of General Motors.
Sincerely,

Mary T. Barra Chair and CEO	Patricia F. Russo Independent Lead Director	Wesley G. Bush	Joanne C. Crevoiserat

Joseph Jimenez	Alfred F. Kelly, Jr.	Jonathan McNeill	Judith A. Miscik

Mark A. Tatum	Jan E. Tighe	Devin N. Wenig

2026 Proxy Statement	iii
Notice of 2026 Annual Meeting
of Shareholders

Meeting Information

Date and Time: June 2, 2026 2:30 p.m. Eastern Time	Place: Online via live webcast at: virtualshareholdermeeting.com/GM2026	Record Date: April 6, 2026

April 20, 2026
Dear Shareholders:
The Board of Directors of General Motors Company invites you to attend the 2026 Annual Meeting of Shareholders.
At the Annual Meeting, you will be asked to:
•Elect the 11 Board-recommended director nominees named in this Proxy Statement;
•Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026;
•Approve, on an advisory basis, named executive officer compensation;
•Approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation;
•Approve Amendment No. 2 to the Company’s 2020 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder;
•Vote on Rule 14a-8 shareholder proposals, if properly presented at the meeting; and
•Transact any other business that is properly presented at the meeting.
A list of the Company’s registered shareholders will be available for examination for any purpose that is germane to the meeting for ten business days before the Annual Meeting. Shareholders may request to review the list by emailing the
Company at shareholder.relations@gm.com.
This Proxy Statement is provided in conjunction with GM’s solicitation of proxies to be used at the Annual Meeting. For additional information about how to attend our Annual Meeting, see “General Information About the Annual Meeting”
starting on page 99 of this Proxy Statement.
Thank you for your continued investment in General Motors Company.
By Order of the Board of Directors,

Grant Dixton Executive Vice President, Chief Legal & Public Policy Officer, and Corporate Secretary

Your Vote Is Important
Please promptly submit your vote by internet
or telephone, or by signing, dating, and
returning the enclosed proxy card or voting
instruction form in the postage-paid envelope
provided, so that your shares will be
represented and voted at the meeting.
We are first mailing these proxy materials to
our shareholders on or about April 20, 2026.
How to Access the Proxy Materials Online Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on June 2, 2026:

Our Proxy Statement and 2025 Annual
Report are available at investor.gm.com/
shareholder. You may also scan the QR code
with your smartphone or other mobile device
to view our Proxy Statement and
Annual Report.

iv

Executive Compensation Tables	62
CEO Pay Ratio	73
Pay Versus Performance	74
Equity Compensation Plan Information	77

ITEM: 4 Proposal to Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation	78

ITEM: 5 Proposal to Approve Amendment No. 2 to the Company’s 2020 Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder	79

Stewardship Engagement Process and Oversight	90
Oversight of Other Stewardship Topics	91

Shareholder Proposals	92

ITEM: 6 Shareholder Proposal Regarding Separation of Chair and CEO Roles	93

Board Response	94

ITEM: 7 Shareholder Proposal Requesting a Report on Human Rights Standards for Indigenous Peoples	95

Board Response	96

Security Ownership Information	97
Security Ownership of Directors, Named Executive Officers, and Certain Other Beneficial Owners	97
Delinquent Section 16(a) Reporting	98

General Information About the Annual Meeting	99

Defined Terms, Commonly Used Acronyms, and Cautionary Statements	104

Appendix A: Non-GAAP Financial Measures	A-1

Appendix B: Amendment No. 2 to the General Motors Company 2020 Long-Term Incentive Plan	B-1

2026 Proxy Statement	1
Proxy Summary
Financial Highlights

$2.7B Net Income Attributable to Shareholders	1.5% Net Income Margin	$3.27 EPS-diluted

$12.7B EBIT-adjusted(1)	6.9% EBIT-adjusted(1) margin	$10.60 EPS-diluted-adjusted(1)

$185.0B Revenue	54% TSR	$6.5B Returned to Shareholders via Dividends and Share Repurchases

(1)Non-GAAP financial measure. Refer to Appendix A for a reconciliation of non-GAAP financial measures to their closest comparable
GAAP measure.
Performance Highlights

U.S. Market Leader #1 in total sales with 2.9M deliveries #1 in full-size pickup trucks for 6th straight year #1 in full-size SUVs for 51st year
•Deferred revenue from OnStar services,
including Super Cruise, was $5.4B at the
end of 2025; up 65% year-over-year
•Full-year EV sales rose 48% year-over-
year and GM remained #2 in the U.S.
•Mitigated more than 40% of $3.1B gross
tariffs through go-to-market strategy,
footprint changes and cost efficiencies

2
Proxy Summary
Election of Directors
Snapshot of 2026 Board Nominees

Mary T. Barra Age: 64 Director since: 2014	Wesley G. Bush Age: 65 Director since: 2019	Joanne C. Crevoiserat Age: 62 Director since: 2022

Chair and Chief Executive Officer, General Motors Company	Retired Chairman and Chief Executive Officer, Northrop Grumman Corporation	Chief Executive Officer, Tapestry, Inc.

Committee memberships: EC	Committee memberships: AC | EC | CC | FC	Committee memberships: AC | FC | GC

Joseph Jimenez Age: 66 Director since: 2015	Alfred F. Kelly, Jr. Age: 67 Director since: 2024	Jonathan McNeill Age: 58 Director since: 2022

Co-Founder and Managing Director, Aditum Bio	Retired Chief Executive Officer and Chairman, Visa Inc.	Co-Founder and Chief Executive Officer, DVX Ventures

Committee memberships: EC | CC | FC | RC	Committee memberships: AC | RC	Committee memberships: GC | RC

Judith A. Miscik Age: 67 Director since: 2018	Patricia F. Russo Age: 73 Director since: 2009	Mark A. Tatum Age: 56 Director since: 2021

Senior Advisor, Lazard Geopolitical Advisory	Chair, Hewlett Packard Enterprise Company	Deputy Commissioner and Chief Operating Officer, National Basketball Association

Committee memberships: EC | FC | RC	Committee memberships: EC | CC | FC | GC	Committee memberships: AC | GC

Jan E. Tighe Age: 63 Director since: 2023	Devin N. Wenig Age: 59 Director since: 2018

Retired Vice Admiral, U.S. Navy	Co-Founder and Chief Executive Officer, Symbolic.ai

Committee memberships: AC | RC	Committee memberships: EC | CC

AC – Audit Committee EC – Executive Committee	CC – Executive Compensation Committee FC – Finance Committee	GC – Governance and Corporate Responsibility Committee RC – Risk and Cybersecurity Committee	■ – Committee Chair

2026 Proxy Statement	3
Proxy Summary
Compensation Highlights
Our executive compensation program is designed to focus our leaders on key areas that drive the business forward, align to the short-term and long-term interests of our shareholders, and reward our leaders for delivering on the Company’s strategy and vision.
Elements of Compensation

Compensation Components	Short-Term Cash		Long-Term Equity
	Salary	STIP	PSUs	RSUs

Link to Strategy	Reflects contribution, experience, knowledge, skills, and performance	Based on achievements of Company financial goals and goals linked to our strategic pillars	Aligns leadership with long- term Company goals and shareholder interests, with an increased focus on Company cash generation	Promotes executive retention, stock ownership, and alignment with shareholder interests

CEO and NEO Pay Mix
2025 Incentive Plan Outcomes
Across our performance metrics, GM achieved above-target EBIT-adjusted and Adjusted Automotive Free Cash Flow
(AAFCF) results and below-target EV Variable Cost Percentage Improvement due to dampened EV demand, launched software on-time and with quality, and successfully executed on our autonomous vehicle goals. Collectively, these results led to achievement of 118% of target Company performance in our STIP. We also outperformed on our three-year relative
TSR goal, with mixed results on our three EV goals, leading to a payout of 162% of target for the 2023-2025 PSU portion of our LTIP. We performed well against targets in the context of tariff and regulatory shifts and believe these outcomes demonstrate that our incentive plans are operating effectively to appropriately reward both annual and long-term performance. We are pleased to see that the strength of our execution and strong financial and operational performance is translating into meaningful shareholder returns, even as we face headwinds related to our EV portfolio.

4
Board and Governance Matters

ITEM 1

Annual Election of Directors
At the Annual Meeting, 11 directors will be nominated for election to GM’s Board of Directors. The Governance and Corporate
Responsibility Committee (the “Governance Committee”) evaluated the nominees in accordance with the Committee’s charter and our Corporate Governance Guidelines and submitted the nominees to the Board for approval.
The Board believes that the director nominees’ diverse backgrounds, attributes, and experiences provide valuable insights for the Board’s oversight of the Company. All of the 11 director nominees were previously elected at the 2025 annual meeting. Further information on the Board’s composition, as well as each nominee’s qualifications and relevant experience, is provided on the following pages.
If elected, the director nominees will serve on the Board until the next annual meeting of shareholders, or until their earlier resignation or removal. If any nominee becomes unable to serve, proxies will be voted for the election of such other person as the Board may designate, unless the Board chooses to reduce the number of directors standing for election. Each of the nominees has consented to being named in this Proxy Statement and serving on the Board, if elected.

The Board recommends a vote FOR each of the nominees identified in this Proxy Statement.

2026 Proxy Statement	5
ITEM 1 Annual Election of Directors
Board Membership Criteria, Refreshment, and
Succession Planning
The selection of qualified directors is fundamental to the Board’s effective oversight of GM’s strategy and enterprise risks.
The Board seeks directors who bring diverse perspectives and a broad range of skills and professional experiences, and who represent the long‑term interests of shareholders. Director recruitment priorities evolve based on the Company’s strategic needs, ensuring the Board remains a strategic asset capable of overseeing and supporting management as it addresses emerging risks, trends, and opportunities. Recent additions have strengthened the skill set and dynamics of the Board.
Examples include adding marketing, brand, and customer experience expertise with Mark Tatum (2021); auto industry, financial, marketing, brand, and technology expertise with Joanne Crevoiserat and Jonathan McNeill (2022); cybersecurity, risk management, and technology expertise with Vice Admiral (Retired) Jan Tighe (2023); and financial, risk management, and cybersecurity expertise with Alfred (“Al”) F. Kelly, Jr. (2024).

Corporate Governance Spotlight: Ongoing Succession Planning
As part of its ongoing oversight of Board composition, the Governance Committee reviews director succession planning at each of its meetings to support effective Board and committee leadership. In 2025, this process informed committee leadership rotations, including the appointments of Jami Miscik as Chair of the Risk and
Cybersecurity Committee, Wes Bush as Chair of the Audit Committee, and Devin Wenig as Chair of the Executive
Compensation Committee.

In evaluating potential director candidates, the Governance Committee considers, among other factors, the criteria included on the skills matrix on page 7, the skills and experience of our current directors, and certain additional characteristics that it believes one or more directors should possess based on an assessment of the needs of the Board at that time. In every case, director candidates must be able to contribute significantly to the Board’s discussion and decision-making on the broad array of complex issues facing GM. The Governance Committee also engages a reputable, qualified search firm to help identify and evaluate potential candidates.
As part of the annual governance review, the Committee recommended and the Board approved updates to the Corporate
Governance Guidelines in December to reflect the evolving needs of the Board and to remain aligned with prevailing governance best practices. These updates included the rule that non-employee directors will not stand for election after reaching age 75 and the adoption of a 20‑year term limit for director service. Any exceptions to these rules require approval by the Board. At this time, the Board has not approved any exceptions to its retirement age and term-limit.

6
ITEM 1 Annual Election of Directors
2026 Board Nominee Skills and Statistics
General Motors is committed to ensuring its Board remains a strategic asset to the Company. We have also thoughtfully managed director succession planning to leverage the combined benefits of deep institutional knowledge and new perspectives through Board refreshment. The Company’s Corporate Governance Guidelines identify the Board’s commitment to seeking highly qualified candidates that reflect the backgrounds of GM’s global workforce and customer base. Our Board recognizes the value of inclusivity and considers members’ and candidates’ opinions, perspectives, individual skills, expertise and experience that complement or expand that of the current directors and enhance the diversity (geographic, gender, age, and ethnicity) and effectiveness of the Board as a whole. We believe the judgment and perspectives offered by an inclusive Board improves the quality of decision-making, enhances the Company’s business performance, and can help the Board respond more effectively to the needs of customers, shareholders, employees, suppliers, and other stakeholders.

7 Years Average Tenure	64 Years Average Age

Nominee Skills

Cyber 4 of 11	Finance 9 of 11	Global 11 of 11

Industry 2 of 11	Manufacturing 6 of 11	Marketing 7 of 11

Public Company CEO 7 of 11	Risk Management 11 of 11	Technology 8 of 11

2026 Proxy Statement	7
ITEM 1 Annual Election of Directors
Board Experience and Expertise
The skills matrix below summarizes certain skills (and qualifications) used by the Governance Committee in their evaluation of director nominees. To supplement this analysis, the Board undertakes an annual self-evaluation to ensure that the Board possesses the requisite skills and expertise to oversee the Company’s opportunities, priorities, and risks. The Governance
Committee leads this effort by asking directors to consider their expertise across key subject matter areas identified in the skills key on page 8. Upon the conclusion of the annual evaluation, the Board determined that it continues to maintain strong expertise and possesses a broad range of skills, qualifications, and attributes that will support the Company’s strategy.
Results of the Board’s self-evaluation are represented on the skills matrix below.

Cyber		¢			¢	¢				¢
Environmental		¢	¢	¢		¢
Finance	¢	¢	¢	¢	¢	¢	¢	¢			¢
Global	¢	¢	¢	¢	¢	¢	¢	¢	¢	¢	¢
Governance	¢	¢	¢	¢	¢	¢	¢	¢	¢	¢	¢
Industry	¢					¢
Manufacturing	¢	¢	¢	¢		¢		¢
Marketing			¢	¢	¢	¢		¢	¢		¢
Public Company CEO	¢	¢	¢	¢	¢			¢			¢
Risk Management	¢	¢	¢	¢	¢	¢	¢	¢	¢	¢	¢
Social	¢	¢	¢		¢	¢	¢	¢	¢	¢	¢
Technology	¢	¢			¢	¢	¢	¢		¢	¢

8
ITEM 1 Annual Election of Directors
Skills Key

Cyber	Experience managing cybersecurity security risks or understanding the cybersecurity threat landscape

Environmental
Expertise with environmental matters, including greenhouse gas (“GHG”) emissions, raw material sources, waste and hazardous materials management, product design and lifecycle management, water and wastewater management, and/or energy efficiency management

Finance	Expertise in complex financial and/or accounting matters to evaluate financial statements, capital structure and allocation, and business plans

Global	Relevant experience with business and cultural perspectives

Governance
Experience with public company board governance, legal and regulatory matters, executive compensation, compliance and business ethics, anti-competitive practices, risk management, and/or reporting principles and frameworks

Industry	Expertise in key businesses and proven knowledge of key customers and risks associated with the automotive industry

Manufacturing	Experience in, or experience in a senior management position responsible for, significant manufacturing operations

Marketing	Expertise regarding brand maintenance and expansion, product awareness, customer engagement, digital marketing, and/or social media experience

Public Company CEO	Experience over an extended period, especially as CEO, extraordinary leadership qualities, and the ability to identify and develop those qualities in others

Risk Management	Relevant experience in risk management and oversight

Social
Expertise with data privacy, human rights, community relations, workplace health and safety, supply chain management, human capital management, consumer privacy, product quality and safety, and/or labor practices

Technology	Expertise in, or understanding of, technology and innovation gained either through academia or industry experience

2026 Proxy Statement	9
ITEM 1 Annual Election of Directors
Director Nominee Biographies

Director since: 2014 Committees: Executive (Chair)	Mary T. Barra | 64 Chair and CEO, General Motors Company

Experience: Ms. Barra is Chair and CEO of General
Motors. She has served as Chair of the Board since
January 2016 and has served as CEO since January
2014. Prior to becoming CEO, Ms. Barra served as GM’s
Executive Vice President, Global Product Development,
Purchasing and Supply Chain from 2013 to 2014;
Senior Vice President, Global Product Development
from 2011 to 2013; Vice President, Global Human
Resources from 2009 to 2011; and Vice President,
Global Manufacturing Engineering from 2008 to 2009.
Reasons for Nomination: Ms. Barra has in-depth
knowledge of the Company and the global automotive
industry; extensive senior leadership, strategic
planning, operational, and business experience; and a
strong engineering background with experience in
global product development. She has spearheaded
many initiatives to align the Company’s culture with its
transformation efforts and holds herself and the
leadership team accountable for driving a culture of
safety for customers, employees, and communities.
Other Public Company Directorships: The Walt Disney
Company
Prior Public Company Directorships
(Past Five Years): None
In 2025, how was the Company able to achieve its highest full-year market share in a decade?
Q

It starts with having great
products that customers love
— and I believe our current
vehicle portfolio is the best
that it’s ever been. The
management team has also
been laser focused on
keeping inventory and
incentives low, which, when
combined with strong pricing
and demand, has driven
strong profitability in our
core business. With our
compelling vehicles,
technology-driven services,
and operating discipline,
2026 should be an even
better year for GM.

A

Favorite GM Vehicle GMC Sierra LD Coming Soon

Skillset: Finance Global Governance Industry Manufacturing Public Company CEO Risk Management Social Technology

Director since: 2009 Committees: Compensation Executive Finance Governance (Chair)	Patricia F. Russo | 73 Chair, Hewlett Packard Enterprise Company

Experience: Ms. Russo has served as the Chair of the
Hewlett Packard Enterprise Company’s (“HPE”) board
of directors since 2015. She also served as Lead
Director of HPE from 2014 to 2015. Ms. Russo was
GM’s Independent Lead Director from March 2010 to
January 2014, and in 2021 she was re-appointed to
that role. She served as CEO of Alcatel-Lucent S.A.
from 2006 to 2008; Chairman and CEO of Lucent
Technologies, Inc. from 2003 to 2006; and President
and CEO of Lucent Technologies from 2002 to 2006.
Reasons for Nomination: Ms. Russo has extensive
senior leadership experience in corporate strategy,
finance, sales and marketing, technology, and
leadership development, as well as experience
managing business-critical technology disruptions.
Through her deep governance expertise — in particular,
board governance — she works with management to
develop enhanced disclosures and be responsive to
shareholder feedback.
Other Public Company Directorships: Hewlett
Packard Enterprise Company (Chair), KKR & Co. Inc.,
and Merck & Co., Inc.
Prior Public Company Directorships
(Past Five Years): None
As Independent Lead Director, how do you help channel effective lines of communication between management and the Board?
Q

One example of how I foster
collaborative but direct
communication is by leading
executive sessions at each
Board meeting, where I
gather feedback from my
colleagues and then take that
collective feedback and
ensure alignment with
management by meeting 1:1
with Mary, our Chair and CEO.
These exchanges help shape
our meeting agendas and the
Company’s strategic
priorities.

A

Favorite Current GM Vehicle Cadillac Vistiq

Skillset: Finance Global Governance Manufacturing Marketing Public Company CEO Risk Management Social Technology

10
ITEM 1 Annual Election of Directors

Director since: 2019 Committees: Audit (Chair) Compensation Executive Finance	Wesley G. Bush | 65 Retired Chairman and CEO, Northrop Grumman Corporation

Experience: Mr. Bush served as Chairman of Northrop
Grumman’s board of directors from 2011 to 2019 and as
the CEO from 2010 to 2018. Prior to that, Mr. Bush
served in numerous leadership roles at Northrop
Grumman, including President and Chief Operating
Officer, CFO, and President of the Space Technology
sector. He also served in a variety of leadership
positions at TRW, Inc. before it was acquired by
Northrop Grumman in 2002.
Reasons for Nomination: Mr. Bush has valuable
experience in leading a manufacturing enterprise
known for its advanced engineering and technology. He
also has strong financial acumen gained through his
finance leadership roles and has experience managing
key governance issues, including risk management and
executive compensation plan design. Mr. Bush
maintains his science and technology expertise, which
benefits the Company, as a member of the National
Academy of Engineering.
Other Public Company Directorships: Dow Inc. and GE
Aerospace
Prior Public Company Directorships
(Past Five Years): Cisco Systems, Inc.
What are examples of actions the Audit Committee takes to ensure robust oversight for shareholders?
Q

As a Committee, we regularly
provide our feedback on
financial disclosures with the
expectation that the
Company will be clear and
transparent in providing
important information to our
shareholders. We also meet in
private sessions with our
external auditor, and
management, including
leaders from Controllership,
Audit Services, and
Compliance, to ensure we
stay closely informed on
internal controls and key
functional areas.

A

Favorite Current GM Vehicle Chevrolet Suburban

Skillset: Cyber Environmental Finance Global Governance Manufacturing Public Company CEO Risk Management Social Technology

Director since: 2022 Committees: Audit Finance Governance	Joanne C. Crevoiserat | 62 CEO, Tapestry, Inc.

Experience: Since October 2020, Ms. Crevoiserat has
been CEO and a member of the board of Tapestry, Inc.
Prior to her appointment as interim CEO in July 2020,
she served as the CFO. She also previously served in
senior roles at Abercrombie & Fitch Co., Kohl’s Inc.,
Wal-Mart Stores, Inc., and May Department Stores.
Reasons for Nomination: Ms. Crevoiserat has
cultivated an extensive background in financial
expertise and brand development. Her leadership
capabilities, demonstrated through her various senior
leadership retail positions, help the Company as it
grows its global consumer brands through consumer-
centric, digital, and data-driven initiatives. Ms.
Crevoiserat also has expertise in overseeing complex
global supply chains and navigating geopolitical, trade,
and environmental risks, which she has gained through
her experience in the retail industry and which allows
her to provide unique oversight of supply chain
governance and sustainable material sourcing.
Other Public Company Directorships: Tapestry, Inc.
Prior Public Company Directorships
(Past Five Years): None
How does the Board help shape the Company’s supply chain initiatives?
Q

The Board frequently
discusses aspects related to
the Company’s supply chain,
including material costs,
logistics, and resiliency. As
part of the Governance
Committee’s oversight, the
Committee regularly
discusses sustainability
strategy focused on how it
can improve business
performance across GM’s
footprint — even down to
considerations around
sourcing alternative
materials.

A

Favorite Current GM Vehicle Cadillac Lyriq V

Skillset: Environmental Finance Global Governance Manufacturing Marketing Public Company CEO Risk Management Social

2026 Proxy Statement	11
ITEM 1 Annual Election of Directors

Director since: 2015 Committees: Compensation Executive Finance (Chair) Risk and Cybersecurity	Joseph Jimenez | 66 Co-Founder and Managing Director, Aditum Bio

Experience: Since 2019, Mr. Jimenez has served as
Co-Founder and Managing Director of Aditum Bio, a
biotechnology-focused venture capital firm. Prior to
that, he served as CEO of Novartis AG from 2010 until
his retirement in 2018. Mr. Jimenez led Novartis’
Pharmaceuticals Division from October 2007 to 2010
and its Consumer Health Division in 2007. From 2006
to 2007, he served as Advisor to the Blackstone Group
L.P. Mr. Jimenez was also Executive Vice President,
President, and CEO of Heinz Europe from 2002 to
2006; and President and CEO of H.J. Heinz Company
North America from 1999 to 2002.
Reasons for Nomination: Mr. Jimenez has served as
the CEO of a global company with significant research
and development and capital spending in a highly
regulated environment. He also has significant
experience in finance, strategic planning, and
consumer branding and marketing, which he utilizes to
lead oversight of capital allocation decisions, helping to
ensure disciplined investment and long‑term value
creation.
Other Public Company Directorships: The Procter &
Gamble Company
Prior Public Company Directorships
(Past Five Years): Century Therapeutics, Inc. and
Graphite Bio
How does the Finance Committee help oversee the Company’s capital allocation strategy?
Q

The Finance Committee
evaluates capital
expenditures that require
Board approval, including
vehicle programs, to ensure
they continue to yield strong
financial returns. Our
oversight has helped the
Company develop a capital
allocation framework with a
commitment to return excess
cash to shareholders — and
under that framework we
have returned over
$26 billion, through share
repurchases and dividends,
since 2023.

A

Favorite Current GM Vehicle Cadillac Escalade IQ

Skillset: Environmental Finance Global Governance Manufacturing Marketing Public Company CEO Risk Management

Director since: 2024 Committees: Audit Risk and Cybersecurity	Alfred F. Kelly, Jr. | 67 Advisory Director, Berkshire Partners Retired CEO and Chairman, Visa Inc.

Experience: Mr. Kelly served as the CEO of Visa Inc.
from 2016 to 2023 and was Chairman of Visa’s Board
from 2019 to 2024. Prior to Visa, he served in
numerous leadership roles, including at American
Express, where he was President when he left in 2010,
and with the New York–New Jersey Super Bowl Host
Committee, where he was President and CEO.
Reasons for Nomination: Mr. Kelly has extensive
expertise in industry disruption, which has been
instrumental in driving innovation and competitive
advantage. His strong financial acumen ensures robust
fiscal oversight and strategic financial planning.
Additionally, Mr. Kelly’s global leadership experience
provides valuable insights into international markets
and enhances the Board’s ability to navigate complex
global challenges.
Other Public Company Directorships: None
Prior Public Company Directorships
(Past Five Years): Visa Inc.
How does the Audit Committee oversee the Company’s compliance culture?
Q

The Committee regularly
reviews the Company’s
compliance program and
ethical culture. We engage
with management on key
compliance matters and the
effectiveness of the
Company’s approach to
ethics and integrity across
the organization. This is
evident through Ethisphere
recognizing GM for the
seventh consecutive year as
one of the World’s Most
Ethical Companies, and our
recent modernization and
comprehensive refresh to the
Company’s Code of Conduct.

A

Favorite Current GM Vehicle GMC Acadia

Skillset: Cyber Finance Global Governance Marketing Public Company CEO Risk Management Social Technology

12
ITEM 1 Annual Election of Directors

Director since: 2022 Committees: Governance Risk and Cybersecurity	Jonathan McNeill | 58 Co-Founder and CEO, DVx Ventures

Experience: Since 2020, Mr. McNeill has served as
CEO of DVx Ventures, a venture company focused on
early-stage startups. Prior to founding DVx Ventures,
he served as Chief Operating Officer of Lyft, Inc. from
2018 to 2019. From 2015 to 2018, he also served as
President, global sales, delivery and service of Tesla,
Inc., where he led the team to grow revenue from
$2 billion to over $20 billion annually across
33 countries.
Reasons for Nomination: Mr. McNeill has deep
experience as both an entrepreneur and as an
executive at companies of significant scale. He is a
demonstrated leader in the EV space with expertise in
new business models, software architecture, and
cybersecurity. Through his experience in positions of
senior leadership, he has founded and scaled multiple
technology and retail companies. In addition,
Mr. McNeill has emissions, product design, and lifecycle
management experience, which he gained through
years of advocacy for EV adoption.
Other Public Company Directorships: Lululemon
Athletica Inc.
Prior Public Company Directorships
(Past Five Years): None

		Q	Emerging businesses like GM Energy are part of the Company’s growth strategy. What drove your decision to install a GM Energy Home System?

The GM Energy Home System
is a great product and the
prospect of pulling energy
from the grid during low-cost
periods, storing it in my
vehicle’s battery or GM
Energy PowerBank, and then
discharging that energy into
my home at high-cost
periods, was a real
differentiator. GM Energy
offers a unique set of
integrated products and
solutions to help make home
energy management and EV
ownership more reliable and
cost effective — and I’m
excited about its future
growth.

A

Favorite Current GM Vehicle Chevrolet Silverado EV Trail Boss

Skillset: Cyber Environmental Finance Global Governance Industry Manufacturing Marketing Risk Management Social Technology

Director since: 2018 Committees: Executive Finance Risk and Cybersecurity (Chair)	Judith A. Miscik | 67 Senior Advisor, Lazard Geopolitical Advisory Group

Experience: Ms. Miscik is a Senior Advisor at Lazard
Geopolitical Advisory Group. Prior to her current role,
she served as CEO and Vice Chairman of Kissinger
Associates, Inc. from 2017 to 2022 and before that in
other senior leadership positions. Prior to joining
Kissinger Associates, Ms. Miscik was the Global Head
of Sovereign Risk at Lehman Brothers from 2005 to
2008; and from 2002 to 2005, she served as Deputy
Director for Intelligence at the U.S. Central Intelligence
Agency, where she worked from 1983 to 2005.
Reasons for Nomination: Ms. Miscik has a unique and
extensive background in intelligence, security,
government affairs, and risk analysis, bringing valuable
experience in assessing and mitigating geopolitical and
macroeconomic risks in both the public and the
private sectors. Drawing on her deep experience in
geopolitical and international affairs, she provides
strategic insight on key issues affecting the Company,
including global markets and supply chain dynamics.
Other Public Company Directorships: Morgan Stanley
and HP Inc.
Prior Public Company Directorships
(Past Five Years): None
What are the current priorities for the Risk and Cybersecurity Committee?
Q

In 2026, the Committee is
focused on risks across our
enterprise, including our
cyber risk management
strategies, product
technology, data security,
product safety, the global
supply chain, and emerging
risks on the horizon. Our
priorities also include broader
risk management updates to
ensure GM is equipped with
the right processes, talent,
and culture to manage risks
as we pursue our strategic
objectives.

A

Favorite Current GM Vehicle Cadillac Optiq

Skillset: Finance Global Governance Risk Management Social Technology

2026 Proxy Statement	13
ITEM 1 Annual Election of Directors

Director since: 2021 Committees: Audit Governance	Mark A. Tatum | 56 Deputy Commissioner and Chief Operating Officer, National Basketball Association

Experience: Mr. Tatum joined the National Basketball
Association (NBA) in 1999 and was appointed NBA
Deputy Commissioner and Chief Operating Officer in
2014. Prior to that, he served in numerous leadership
roles at the NBA, including Executive Vice President of
Global Marketing Partnerships; Senior Vice President;
Vice President of Business Development; Senior
Director and Group Manager of Marketing Properties;
and Director of Marketing Partnerships.
Reasons for Nomination: Mr. Tatum has extensive
senior leadership experience in labor relations, brand
development, marketing and sales strategy, managing
media relationships and global business operations. He
also has significant experience driving customer
engagement and operations globally through his
leadership roles at the NBA.
Other Public Company Directorships: None
Prior Public Company Directorships
(Past Five Years): None
What role has the Board played in Cadillac’s Formula 1 strategy?
Q

A few years ago, we toured
the Company’s Motorsports
headquarters in North
Carolina and the Board has
been very excited about the
Formula 1 opportunity. Now
that we have started racing,
Mark Reuss, GM President,
provides regular updates to
showcase adjacent enterprise
and brand integration
opportunities that the
Formula 1 entry is creating.
The Board regularly tracks
how the F1 program is
performing relative to its
goals and benchmarks.

A

Favorite Current GM Vehicle Cadillac Vistiq

Skillset: Global Governance Marketing Risk Management Social

Director since: 2023 Committees: Audit Risk and Cybersecurity	Jan E. Tighe | 63 Retired Vice Admiral, U.S. Navy

Experience: Vice Admiral Tighe retired from the U.S.
Navy in 2018, having served as the Deputy Chief of
Naval Operations for Information Warfare and Director
of Naval Intelligence. Her prior Flag Officer
assignments include command of the Navy’s Fleet
Cyber Command from 2014 to 2016, President of the
Naval Postgraduate School from 2012 to 2013, and
Deputy Director of Operations at U.S. Cyber Command
from 2010 to 2011.
Reasons for Nomination: Vice Admiral Tighe
cultivated her operational experience in complex
cybersecurity matters, including operational
technologies, information systems technology,
technology risk management, and strategic
assessments, while serving in global operations roles
for the U.S. Navy and the National Security Agency.
Her extensive leadership experience of more than 20
years in the U.S. Navy during a significant period of
technological transformation provides valuable
insights that are essential to the Company as it
continues to make progress on new technologies, like
EV, autonomous driving, and software offerings.
Other Public Company Directorships: The Goldman
Sachs Group, Inc. and Huntsman Corporation
Prior Public Company Directorships
(Past Five Years): The Progressive Corporation and
IronNet, Inc.
The Company made changes to its manufacturing footprint last year and invested in its U.S. plants. As a Board member, how do you help oversee the manufacturing process?
Q

The Board has periodic
opportunities to tour our
manufacturing facilities. We
believe that the future of
transportation will be shaped
by the Company’s innovation
and manufacturing expertise,
like the introduction of new
co-bots to support our team
members’ productivity and
safety. The Board encourages
management to find ways to
build affordable vehicles in
the U.S. and support local
economies, so our customers
continue to have access to a
broad range of vehicles
they love.

A

Favorite Current GM Vehicle Chevrolet Corvette ZRX1

Skillset: Cyber Global Governance Risk Management Social Technology

14
ITEM 1 Annual Election of Directors

Director since: 2018 Committees: Compensation (Chair) Executive	Devin N. Wenig | 59 Co-Founder and CEO, Symbolic.ai

Experience: Since 2023, Mr. Wenig has served as
Co-Founder and CEO of Symbolic.ai, a platform and
application with advanced AI capabilities for publishers
and professional writers in news, research, and
communications. Previously, he served as President
and CEO of eBay Inc. and as a member of its board of
directors from July 2015 to August 2019. Mr. Wenig
also served as President of eBay’s Marketplace
business from September 2011 to July 2015. Prior to
joining eBay, Mr. Wenig was CEO of Thomson Reuters
Corporation’s largest division, Thomson Reuters
Markets, from 2008 to 2011; Chief Operating Officer of
Reuters Group plc from 2006 to 2008; and President
of Reuters’ business divisions from 2003 to 2006.
Reasons for Nomination: Mr. Wenig has extensive
senior leadership experience in software and
technology, including artificial intelligence, global
operations, and strategic planning. He also has
significant expertise leading both high-growth
companies from the start-up phase and large, complex
organizations.
Other Public Company Directorships: None
Prior Public Company Directorships
(Past Five Years): None
Software and Services is critical to the Company’s strategy. How does the Board help attract and retain the skills needed to execute this strategy?
Q

One of our biggest priorities
as a Board — and for the
Executive Compensation
Committee in particular — is
to design executive
compensation plans that
attract and retain top talent,
including from the
technology industry, to help
execute the Company’s
software and AV strategy.
We believe that our
compensation plans do just
that and are one of the key
enablers behind the
Company’s strong
performance and improved
software offerings.

A

Favorite Current GM Vehicle Chevrolet Blazer EV

Skillset: Finance Global Governance Marketing Public Company CEO Risk Management Social Technology

2026 Proxy Statement	15
ITEM 1 Annual Election of Directors
Director Nomination Process
Board Size
The Board sets the number of directors from time to time by a resolution of the Board. The Governance Committee reassesses the suitability of the Board’s size at least annually. The Board has the flexibility to increase or decrease the size of the Board as circumstances warrant, though the Company’s Certificate of Incorporation limits the total number of directors to 17. The Board currently has 11 directors. If any nominee is unable to serve as a director, or if any director leaves the Board between annual meetings, the Board may reduce the number of directors or elect an individual to fill the resulting vacancy.
Director Independence
GM’s Bylaws and Corporate Governance Guidelines define our standards for director independence and reflect applicable
NYSE and SEC requirements. At least two-thirds of our directors must be independent under these standards. In addition, all members of the Audit Committee and the Compensation Committee must meet heightened independence standards under applicable NYSE and SEC rules. For a director to be “independent,” they must have no disqualifying relationships, as defined in the NYSE standards, and the Board must determine that the director has no material relationship with the Company other than the individual’s service as a director.
The Governance Committee completed its annual assessment in February 2026 regarding the independence of each director and made recommendations to the Board. Consistent with the standards described above, the Board has reviewed all relationships between the Company and each director and director nominee and considered all relevant quantitative and qualitative criteria. The Board has affirmatively determined that, other than Ms. Barra who serves as our CEO, all directors are currently independent and, if applicable, were independent throughout 2025. Moreover, prior to retirement, Linda R.
Gooden and Thomas M. Schoewe were independent during their service on our Board in 2025. In addition, the Board affirmatively determined that all of the director nominees who currently serve on the Audit Committee and the
Compensation Committee are independent as required by the heightened NYSE and SEC criteria described above.
In recommending to the Board that it determine each non-employee director is independent, the Governance Committee considered whether there were any other facts or circumstances that might impair a director’s independence. The
Governance Committee also considered that GM, in the ordinary course of business during the last three years, has sold fleet vehicles to, and purchased products and services from, companies at which some of our directors serve as non-employee directors or executives. The Board determined that these transactions were not material to GM or the other companies involved and that none of our directors had a material interest in the transactions with these companies. In each case, these transactions were in the ordinary course of business for GM and the other companies involved, and were on terms and conditions available to similarly situated customers and suppliers. Therefore, the Board determined they did not impair such directors’ independence.
Director Service on Other Public Company Boards
The Board recognizes that service on other public company boards provides directors valuable experience that benefits the
Company. The Board also believes, however, that it is critical that directors dedicate sufficient time to their service on the
Company’s Board. Directors are expected to advise the Board Chair, Independent Lead Director, or Governance Committee
Chair in advance of accepting an invitation to serve on another board of directors or any audit committee of another public company’s board. This allows the Governance Committee to assess the impact of the director joining another board based on various factors relevant to the specific situation, including the nature and extent of a director’s other professional obligations and the time commitment required by the new position.

Director Commitment and Availability Review
The Governance Committee conducts an annual review of director commitment levels and affirms that all directors are able to comply with the Company’s expectations of a director’s time and availability.

16
ITEM 1 Annual Election of Directors
Sometimes, for example, the Governance Committee determines that directors who are engaged in active, full-time employment have less time to devote to board service than a director whose principal occupation is serving on boards. Our
Corporate Governance Guidelines provide that, without obtaining the approval of the Board:
•A non-employee director may not serve on the boards of more than four other public companies (excluding nonprofits and subsidiaries); and
•No member of the Audit Committee may serve on more than two other public company board audit committees
(excluding nonprofits and subsidiaries).
The Board also prefers that employees, including executive officers and management directors, not serve on the board of more than one other public company or for-profit entity, and requires that management directors obtain the approval of the
Governance Committee prior to accepting an invitation to serve on an outside board. At this time, all directors and employees, are in compliance with these guidelines.
Director Renomination Process

1	2	3	4

Governance Committee
Reviews Incumbent Directors
•Review history of attendance
•Assess meeting participation
•Consider contributions to Board
activities
•Review results of the Board self-
evaluation
•Evaluate continued
independence and potential
conflicts of interest
	Recommend Election to Our Board	Review by Full Board	Nominated for Election at the Annual Meeting

Director Recruitment Process
The Governance Committee aims to balance tenure, diversity, and skills when recommending director nominees. The Board values periodic refreshment and committee rotation to align with the evolving needs of the Company and to introduce fresh perspectives. Continuity is also important, as it helps directors develop a deep understanding of the Company and work effectively as a group, which we believe is genuinely beneficial to shareholders.

1	2	3	4	5

Source Candidate Pool From •Independent search firms •Directors •Management •Shareholders	In-Depth Review by the Governance Committee •Consider skills matrix •Screen qualifications •Review independence and potential conflicts	Recommend Selected Candidate for Election to Our Board	Review by Full Board	Select Director(s)

2026 Proxy Statement	17
ITEM 1 Annual Election of Directors
Candidate Recommendation and Director Communications
The Governance Committee will consider director candidates recommended by shareholders. The Governance Committee will review the qualifications and experience of each recommended candidate using the same criteria for candidates proposed by Board members and communicate its decision to the candidate or the shareholder who made the recommendation. Shareholder nominations must be submitted to the Company by the deadlines found on page 103.

To Recommend a Director Candidate, Write To:
GM’s Corporate Secretary at General Motors Company, Mail Code 482-22381-1101, 1240 Woodward Avenue,
Detroit, Michigan 48265, or by email at shareholder.relations@gm.com.

Director Communications
Shareholders and interested parties wishing to contact our Board may send a letter to GM’s Corporate Secretary at
General Motors Company, Mail Code 482-22381-1101, 1240 Woodward Avenue, Detroit, Michigan 48265, or by
email at shareholder.relations@gm.com. Communications received in writing will be distributed to the Independent
Lead Director or independent members of the Board as a group, if appropriate, unless such communications are considered, in the reasonable judgment of the Corporate Secretary, improper for submission to the intended recipient(s).

18
Corporate Governance
The Board of Directors
GM is governed by a Board of Directors and its committees that meet throughout the year to ensure that the CEO and other senior management are operating the Company in a prudent and ethical manner. The Board is elected by our shareholders to oversee and provide guidance on the Company’s business and affairs. It is the ultimate decision-making body of the
Company except for those matters reserved for shareholders by law or pursuant to the Company’s corporate governance documents. Among other things, the Board oversees the Company’s strategy and execution of its strategic priorities. In addition, it oversees management’s proper safeguarding of the assets of the Company, maintenance of appropriate financial and other internal controls, compliance with applicable laws and regulations, and proper governance. The Board is committed to sound corporate governance policies and practices that are designed and routinely assessed to enable the
Company to operate its business responsibly, with integrity, and to position GM to compete more effectively, sustain its success, and build long-term shareholder value.
Board Leadership Structure and Composition
The Board has the flexibility to decide when the positions of Board
Chair and CEO should be combined or whether an independent director should serve as Board Chair. This allows the Board to choose the leadership structure that it believes will best serve the interests of our shareholders at any particular time. In January 2016, the Board recombined the positions of Board Chair and CEO under the leadership of Ms. Barra and designated an Independent Lead Director.

Mary T. Barra Chair and CEO	Patricia F. Russo Independent Lead Director

The Role of the Chairman of the Board and CEO
The Board has determined that it is currently in the Company’s best interest to combine the roles of CEO and Chair. Serving as both CEO and Chair of the Board, Ms. Barra provides strategic leadership and ensures alignment between management and the Board. In this dual role, she facilitates Board discussions on key business priorities while also overseeing the
Company’s day-to-day operations and long-term strategy execution. This structure enables a unified leadership vision that is supported by a foundation of strong governance practices to maintain independent oversight and accountability.
The Role of the Independent Lead Director
GM’s Board believes that a strong Independent Lead Director role with clearly defined responsibilities provides effective independent management oversight. The independent directors consider several factors, as further outlined below, when annually electing the Independent Lead Director to ensure balanced leadership and an independent Board. Ms. Russo is the
Board’s Independent Lead Director, a role she has held since 2021. Ms. Russo joined our Board in 2009 and previously served as the Independent Lead Director from 2010 to 2014. Her extensive knowledge of GM’s business and experience collaborating with our management team uniquely qualifies her to provide strong, independent leadership and strategic direction to the Board at this time.

2026 Proxy Statement	19
Corporate Governance
Below is a summary of the key duties and responsibilities of GM’s Independent Lead Director:

•Presiding over all Board meetings when the Board
Chair is not present, including executive sessions of
non-management directors, and advising the Board
Chair of any actions taken;
•Providing Board leadership if circumstances arise in
which the Board Chair actually has, potentially has,
or is perceived to have, a conflict of interest;
•Calling executive sessions for non-management
directors, relaying feedback from these sessions to
the Board Chair, and implementing decisions made
by the non-management directors;
•Leading non-management directors in the annual
evaluation of the CEO’s performance,
communicating the results of that evaluation to the
CEO, and overseeing CEO succession planning;
•Approving Board meeting agendas, materials and
meeting schedules to ensure sufficient time for
discussion of all items;

•Advising on the scope, quality, quantity, and
timeliness of the flow of information between
management and the Board;
•Serving as a liaison between non-management
directors and the Board Chair when requested to do
so (although all non-management directors have
direct and complete access to the Board Chair at any
time they may deem necessary or appropriate);
•Interviewing, along with the Chair of the Governance
Committee, all director candidates and making
recommendations to the Governance Committee and
the Board;
•Being available to advise the Board committee chairs
in fulfilling their designated roles and responsibilities
to the Board; and
•Engaging, when requested to do so, with shareholders.

Board Committees
The Board has six standing committees: Audit, Executive, Executive Compensation, Finance, Governance, and Risk and
Cybersecurity. In addition to committee meetings, each committee chair regularly meets with management throughout the year to discuss and preview committee business, shape agendas, and facilitate efficient meetings. The Board Chair, Ms.
Barra, and the Independent Lead Director, Ms. Russo, are invited to attend all committee meetings to serve as a resource and to help identify topics requiring the Board’s attention. The Board has determined that each member of the Audit,
Compensation, Finance, Governance, and Risk and Cybersecurity Committees is independent according to applicable SEC and NYSE requirements and our Corporate Governance Guidelines. Our Corporate Governance Guidelines and each committee’s charter is available at investor.gm.com/governanceandsustainability.
Delegation and Access to Outside Advisors
Each committee may delegate authority to subcommittees consisting of one or more members when it deems it appropriate.
The Board and each committee can also select and retain the services of outside advisors at the Company’s expense.

20
Corporate Governance
Committee Overview

Audit

Key Responsibilities
•Monitors the effectiveness of GM’s financial reporting processes and systems, as well as disclosure and internal controls;
•Selects and engages GM’s external auditors and reviews and evaluates the audit process;
•Reviews and evaluates the scope and performance of the internal audit function;
•Facilitates ongoing communications about GM’s financial position and affairs among the
Board and the external auditors, GM’s financial and senior management, and GM’s internal audit staff; and
•Reviews GM’s policies and procedures regarding ethics and compliance, including the Global
Ethics and Compliance Center and its leader, the Chief Compliance Officer.

Wesley G. Bush Chair Committee Members: Joanne C. Crevoiserat Alfred F. Kelly, Jr. Mark A. Tatum Jan E. Tighe Meetings held in 2025: 8

2025 Discussion Highlights
•Reviewed the Company’s earnings releases and periodic reports, including financial statements on Forms 10-K and 10-Q prior to filing with the SEC.
•Reviewed and approved special charges based on a planned strategic realignment of the
Company’s EV capacity and manufacturing footprint to consumer demand.
•Engaged in artificial intelligence training to assess how the Company and its external auditors use technology to improve its audit capabilities.

Executive Compensation

Key Responsibilities
•Reviews the Company’s executive compensation policies, practices, and programs;
•Reviews and approves corporate goals and objectives for compensation, evaluates performance (along with the other independent directors), and determines compensation levels for the CEO;
•Reviews and approves compensation of NEOs, executive officers, and other senior leaders under its purview; and
•Reviews compensation policies and practices so that the plans do not encourage unnecessary or excessive risk-taking.

Devin Wenig Chair Committee Members: Wesley G. Bush Joseph Jimenez Patricia F. Russo Meetings held in 2025: 4

2025 Discussion Highlights
•Continued shareholder outreach to seek feedback on the Company’s evolving executive compensation plans. For more information on the Committee’s response to recent feedback, please see page 44.
•Conducted a comprehensive review and analysis of the incentive compensation plans —
including performance measures, weightings, and target-setting rigor — to further align the incentive framework to the Company’s evolving strategy.
•Evaluated the competitiveness and structure of the Company’s compensation program including market positioning and pay mix, to help ensure it supports the attraction, retention, and motivation of critical leadership talent.

2026 Proxy Statement	21
Corporate Governance

Finance

Key Responsibilities
•Reviews financial policies, strategies, and capital structure;
•Reviews the Company’s cash management policies and proposed capital allocation plans, capital expenditures, dividend actions, stock repurchase programs, issuances and redemptions of debt or equity securities, significant credit facilities, and other borrowings or guarantees;
•Reviews significant financial exposures and contingent liabilities, including foreign exchange, interest rate, and commodities exposures, and the use of derivatives to hedge those exposures; and
•Reviews any significant strategic transactions, including mergers, acquisitions, divestitures, partnerships, joint ventures, and other collaborations.

Joseph Jimenez Chair Committee Members: Wesley G. Bush Joanne C. Crevoiserat Judith A. Miscik Patricia F. Russo Meetings held in 2025: 4

2025 Discussion Highlights
•Reviewed the Company’s capital allocation framework and recommended the Board increase the share repurchase program by $6 billion in the first quarter of 2025 and increase the quarterly dividend by 20 percent.
•Continued regular reviews of the financial performance of the Company’s vehicle portfolio and recommended the Board approve certain vehicle programs, while also monitoring momentum on EV sales and franchise profitability.
•Reviewed and approved the early repayment of a Department of Energy loan for the
Company’s Ultium Cells joint venture to provide operational flexibility to manufacture new, lower-cost battery cell chemistries and form factors.

Governance and Corporate Responsibility

Key Responsibilities
•Reviews the Company’s governance framework;
•Monitors Company policies and strategies related to corporate responsibility, sustainability, and political contributions and lobbying activities;
•Reviews the appropriate composition of the Board and recommends director nominees;
•Monitors the self-evaluation process of the Board and committees;
•Recommends compensation of non-employee directors to the Board; and
•Reviews and approves related party transactions and any potential conflicts of interest.

Patricia F. Russo Chair Committee Members: Joanne C. Crevoiserat Jonathan McNeill Mark A. Tatum Meetings held in 2025: 3

2025 Discussion Highlights
•Recommended and oversaw the implementation of corporate governance best practice initiatives, including updating the Corporate Governance Guidelines as part of the
Board’s evolving five-year succession roadmap.
•Received updates on various aspects of the Company’s public policy advocacy strategies and political spending priorities.
•Oversaw strategic enhancements to the Company’s sustainability and charitable giving strategies.

22
Corporate Governance

Risk and Cybersecurity

Key Responsibilities
•Reviews the Company’s key strategic, enterprise, cybersecurity, climate, and privacy risks;
•Reviews the Company’s risk management framework and management’s implementation of risk policies, procedures, and governance to assess their effectiveness;
•Reviews management’s evaluation of strategic and operating risks, including risk concentrations, product safety, quarterly information security reports, mitigating measures, and the types and levels of risk that are acceptable in the pursuit and protection of shareholder value; and
•Reviews the Company’s risk culture, including the integration of risk management into the
Company’s behaviors, decision-making, and processes.

Judith A. Miscik Chair Committee Members: Joseph Jimenez Alfred Kelly, Jr. Jonathan McNeill Jan E. Tighe Meetings held in 2025: 3

2025 Discussion Highlights
•Reviewed annual risk assessment results and provided guidance to management on the most significant risks to the Company’s strategy and key strategic initiatives.
•Conducted reviews of key enterprise risks, including related to OEM competitors, geopolitical hot spots, and supply chain resiliency.
•Approved the Company’s 2026 cybersecurity budget and closely monitored the integration of the information technology and cybersecurity functions under one organization.

Executive

Key Responsibilities
•Composed of the Board Chair and CEO, the Independent Lead Director, and the chairs of all other standing committees;
•Chaired by Ms. Barra and acts on certain limited matters for the full Board in intervals between meetings of the Board; and
•Meets as necessary, and all actions by the Executive Committee are reported and ratified at the next succeeding Board meeting.

Mary T. Barra Chair Committee Members: Wesley G. Bush Joseph Jimenez Judith A. Miscik Patricia F. Russo Devin Wenig Meetings held in 2025: 0

2026 Proxy Statement	23
Corporate Governance
The Board’s Role and Responsibilities
Oversight of Strategy
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of its corporate strategy. At least annually, management reviews the overall corporate strategy and key strategic risks with the Board.
Throughout the year, the Board monitors progress against the strategic plan to ensure alignment with long‑term objectives.
Board and Committee Oversight of Risk

Board of Directors
•The Board has overall responsibility for risk oversight and focuses on the most significant risks facing the Company.
•The Board discharges its risk oversight responsibilities, in part, through delegation to its committees.
•The Board delegates oversight for certain risks to each committee based on the risk categories relevant to the subject matter of the committee.
•Each committee chair reports to the Board after each meeting on the topics and risks reviewed and the outcomes of those discussions.

Audit Committee	•Oversees risks related to (i) financial reporting, internal disclosure controls, and auditing matters; and (ii) legal, regulatory, and compliance programs.

Executive Compensation Committee	•Oversees risks related to executive and employee compensation plans, including through the design of compensation plans that promote prudent risk management and unnecessary risk taking.

Finance Committee	•Oversees risks related to (i) significant financial exposures and contingent liabilities of the Company; (ii) regulatory compliance of employee-defined benefit plans; and (iii) M&A activity.

Governance and Corporate Responsibility Committee	•Oversees risks related to (i) public policy and political activities; (ii) director independence and related party transactions; and (iii) sustainability and corporate giving.

Risk and Cybersecurity Committee
•Oversees risks related to the Company’s key strategic, enterprise, and cybersecurity risks, including workplace and product safety, and customer privacy;
•Coordinates with the chairs of the other committees to support them in managing the relationship between risk management policies and practices and their respective oversight responsibilities; and
•Assists the Board by monitoring the overall effectiveness of the Company’s risk management framework and processes.

Identification and Monitoring of Evolving Risk
The Company’s risk governance framework operates through a combination of top‑down and bottom‑up processes, with the tone set by Ms. Barra, our Chair and CEO, and other members of senior management. The Strategic Risk Management team conducts a year‑round risk assessment and provides regular updates on enterprise and emerging risks to senior leaders. In addition, a Risk
Advisory Council and the Risk and Cybersecurity Committee also receive detailed updates on these critical risks throughout the year.

24
Corporate Governance
Enterprise Risk Management
The selected areas of risk oversight highlighted below were identified by the Risk and Cybersecurity Committee as focus areas in 2026. These topics are continuously reviewed to ensure effective oversight of emerging and inherent risks.
Selected Areas of Risk Oversight

Workforce Strategy
The Board along with the Compensation Committee oversees matters related to the Company’s workforce strategy, including attraction of critical skill sets, incentive compensation structure, enhancements to organizational design, and labor relations.

Core Operations	The Board directly oversees matters related to the Company’s core operations, including workplace safety, sustainability initiatives, asset and plant management, and GM’s overall reputation.

Product Execution
GM’s full Board directly oversees product strategy and execution and receives regular updates on product safety, software and services, and U.S. regulations related to product development. In addition, the Board directly engages with the Company’s brand leads to discuss and review product updates.

Market and Competition
The Board reviews and discusses updates on global market competition with members of the
Senior Leadership Team. These reports include updates on industry partnerships, infrastructure and adoption rates of electric vehicles, and analyses of competitive landscapes.

New Ventures and Innovation
The Finance Committee, along with the Board, regularly reviews GM’s diverse product portfolio, new ventures, and disruptive technologies like artificial intelligence.  These reviews help create opportunities for recurring revenue from software and services and other innovations that align with the Company’s long-term business objectives.

Financial
The Audit and Finance Committees review and discuss with management financial reporting from the Chief Financial Officer, Compliance, and Internal Audit, as well as GM’s external independent auditor. These reports include updates on significant financial developments, financial policy, and cost discipline measures.

Regulatory
Each of the Committees has direct oversight of specific legal and regulatory risks related to GM’s business. The Company’s full Board also receives regular updates on legal and regulatory developments, including updates on legislative developments, government investigations, litigation, and other legal proceedings.

Geopolitical
Management addresses geopolitical risks, including conflicts and shifting trade policies, by managing relationships with customers, employees, business partners, and stakeholders across our supply chain. The Board oversees these efforts and receives regular updates regarding ongoing implementation and reporting on significant issues and progress.

Supply Chain Resiliency	The Board, along with support from the Committees, oversees aspects related to the Company’s supply chain, including material costs, logistics, and sustainability.

2026 Proxy Statement	25
Corporate Governance
Cybersecurity Risk Oversight
In addition to the selected areas above, the Board has assigned its Risk and Cybersecurity Committee specific responsibility for overseeing the Company’s cybersecurity risks and related threats. Material risks from cybersecurity threats are managed across GM and service providers such as data processors, third‑party suppliers, dealers, and vendors, and monitoring of such risks and threats is integrated into the Company’s enterprise risk management program described above.
The Company’s cybersecurity organization is led by the Company’s Chief Information Security Officer (“CISO”), who is
responsible for assessing and managing material risks from cybersecurity threats and regularly reports to the Risk and
Cybersecurity Committee on these matters.
The Company’s cybersecurity maturity scorecard, key cybersecurity threats, and significant incident information are reviewed by the CISO, the Risk and Cybersecurity Committee, and the Cybersecurity Management Board during standing meetings, as well as in special sessions, when appropriate. During the reviews, various topics are discussed, which may include:

Implementation and maturity of the cybersecurity program and cybersecurity risk‑management framework, including key cybersecurity policies, standards, procedures, and governance	Cybersecurity and privacy risk, including potential impacts to our employees, customers, supply chain, joint ventures, and other stakeholders	Intelligence briefings on notable cyber events impacting the industry	Cybersecurity budget and resource allocation, including industry benchmarking and scenario‑based economic modeling of various cybersecurity events

Director Education Spotlight
Throughout the year, the Board receives targeted educational briefings to support its oversight of the Company’s strategy and key risks. Over the past year, these briefings have included deep dives on notable cybersecurity threat actor groups, their tactics, techniques, and procedures, and how those campaigns map to GM’s security controls and areas of residual risk. The Board has also received external presentations on emerging technologies such as artificial intelligence, with a particular focus on the associated cybersecurity, privacy, and governance risks.

CEO Succession Planning
Our Independent Lead Director oversees the CEO succession planning process, which includes the Board’s discussion of
CEO succession planning at least annually. During this review, our CEO provides the Board with recommendations for, and evaluations of, potential CEO successors and discusses developmental plans for these successors. Directors engage with
CEO candidates and senior management talent at Board and committee meetings and other forums to enable directors to personally assess candidates. The Board reviews management succession planning in the ordinary course of business as well as contingency planning in the event of an emergency or unanticipated event.

26
Corporate Governance

Focus on Next-Generation Talent
Throughout 2025, the Board met with Company executives during meetings and other events, demonstrating the ongoing integration of talent management into Board oversight. These interactions are designed to expose the
Board to the next generation of leaders. For instance, the Board had dinner with new software hires in August 2025 and lunch with high performers in December 2025.

Annual Evaluation of CEO
Each year, the Board reviews the CEO’s performance against her annual strategic goals. The non-management directors, meeting separately in executive session, annually conduct a formal evaluation of the CEO, and the results are communicated to the CEO by the Independent Lead Director and Compensation Committee Chair. The evaluation is based on both objective and subjective criteria, including, but not limited to, the Company’s financial performance, accomplishment of ongoing initiatives in furtherance of the Company’s long-term strategic objectives, and development of the Company’s senior management talent. The results of the evaluation are considered by the Compensation Committee in determining the compensation of the CEO as further described in the “Compensation Discussion and Analysis” section beginning on page 42.
Board Processes and Insights
Board and Committee Meetings and Attendance
In 2025, the Board conducted seven meetings. In addition, the Board’s committees held a combined 22 meetings throughout the year. The average director attendance at Board and committee meetings was 99 percent. Each director standing for re-
election attended at least 92 percent of the total meetings of the Board and the respective committees on which they served in 2025.
Directors are encouraged to attend our annual meetings of shareholders. All directors that stood for election in 2025 attended the 2025 annual meeting.
Executive Sessions
Independent directors have an opportunity to meet in executive session without management present as part of each regularly scheduled Board and committee meeting. Executive sessions are chaired by our Independent Lead Director or the respective committee chair.
During executive sessions of the Board, the independent directors may review CEO performance, compensation, and succession planning; strategy; key enterprise risks; future Board agendas and the flow of information to directors; corporate governance matters; and any other matters of importance to the Company raised during a meeting or otherwise presented by the independent directors.
The non-management directors, all of whom are independent, met in executive session of the Board at each meeting in
2025, in addition to numerous executive sessions of the committees.
Director Orientation and Continuing Education
All new directors complete the Company’s director orientation program within the first year of their election. The orientation enables new directors to become familiar with the Company’s business and strategic plans, significant financial matters, core values and behaviors, compliance programs, corporate governance practices, and other key policies and practices. As part of the orientation, they meet individually with the Board Chair and CEO, President, and other key members of the Senior
Leadership Team. They also attend a meeting of each Board committee at least once before being assigned to committees by the Board.

2026 Proxy Statement	27
Corporate Governance
Continuing education opportunities are also provided to keep directors updated with information about the Company and its strategy, operations and products, and other matters relevant to Board service. Board members are also encouraged to visit
GM facilities and dealers and attend auto shows and other key corporate and industry events to enhance their understanding of the Company and its competitors. In addition, all directors are encouraged to attend, at our expense, director continuing education programs sponsored by governance organizations and other institutions.

Hands-On Director Education Opportunities
•Building On-Site Knowledge: In June 2025, the Board participated in an on‑site tour of the Autonomous
Robotics Center (ARC) in Warren, MI, a hub for developing end‑to‑end robotic solutions to advance automotive manufacturing. Through live demonstrations led by senior Manufacturing Engineering leaders, directors gained firsthand insight into emerging automation technologies, plant layout innovation, and evolving production strategies.
•Hearing Directly From Dealers: The Board actively seeks feedback about every aspect of the business to effectively drive strategy. In October 2025, the Board hosted 15 influential dealers from across the country to provide their perspectives on the Company’s performance and industry trends in partnership with key executives supporting the dealership network.

Board and Committee Evaluations
The Board’s evaluation process is based on extensive benchmarking, engagement with shareholders, and internal discussion.

1	2	3

Review of Evaluation Forms The Governance Committee annually reviews the form and process for Board and committee self-evaluations.
Self-Evaluation
In 2025, the self-evaluation process for the Board and
its committees included:
•committee evaluations led by each committee chair;
•interviews between the Board Chair and CEO and
each director; and
•an executive session of the Board to review the
feedback received by the Board Chair and CEO.
Gathering Feedback The Independent Lead Director met in executive session after each Board meeting without the Board Chair and CEO to gather feedback from the other non-employee directors.

The Board believes this process provides ample opportunity to provide feedback on Board, committee, and individual director performance. The Board is committed to implementing feedback from its self-evaluations. Recent examples of changes to practices include evolving the composition of the Board; conducting extensive reviews of the Company’s marketing, software, and digital strategies; focusing on supply chain sustainability and battery raw material costs; and
prioritizing Board meetings outside Company headquarters to increase interaction with employees and experience the
Company’s transformation efforts.

28
Corporate Governance
Corporate Governance Guidelines
Our Corporate Governance Guidelines provide a transparent framework for the effective governance of the Company. They address, among other things, the respective roles and responsibilities of the Board and management, the Board’s leadership structure, the responsibilities of the Independent Lead Director, director independence, Board membership criteria, Board committees, and Board and CEO evaluations. The Governance Committee annually reviews the Corporate Governance
Guidelines and periodically recommends to the Board the adoption of amendments in response to changing regulations, evolving best practices, and shareholder feedback. In 2025, to help ensure continuity of our Board while also balancing the importance of refreshment, the Governance Committee recommended, and the Board approved, an amendment to our
Corporate Governance Guidelines that sets the non-employee director retirement age at 75 and adds a 20-year term limit, unless otherwise determined by the Board, reflecting longer life expectancies and the broad view that age often brings additional wisdom, experience, and sound judgment.

2026 Proxy Statement	29
Corporate Governance
Shareholder Protections and Governance
Best Practices
The Board is committed to governance structures and practices that protect shareholder value and important shareholder rights. The Governance Committee regularly reviews these structures and practices and makes updates as appropriate.
Highlights of GM’s governance structures include the following:

Independence
•Ten out of 11 director nominees are independent
•Strong Independent Lead Director with clearly
delineated duties
•All standing Board committees, other than the
Executive Committee, composed entirely of
independent directors
•Regular executive sessions of independent
directors without management present
•Board and committees may hire outside advisors
independently of management

Best Practices
•CEO and executive leadership succession planning
•Routine engagement with shareholders and other
key stakeholders
•Diversified Board in terms of experiences, skill
sets, and qualifications
•Strategy and risk oversight by full Board
and committees
•Stock ownership requirements for all senior
leaders and non-employee directors
•“Overboarding” limits for our directors
•Orientation program for new directors and
continuing education for all directors

Accountability
•Annual election of all directors
•Annual election of Chair and, if CEO, Independent
Lead Director, by non-employee directors
•Majority voting for director elections with director
resignation policy (plurality voting in contested
elections)
•Annual Board and committee self-evaluations
•Annual evaluation of CEO (including
compensation) by independent directors
•Clawback policy that applies to our short- and
long-term incentive plans
•Oversight of political contributions and lobbying
•Comprehensive code of conduct, “Winning
with Integrity”
Shareholder Rights •Proxy access •Shareholder right to call special meetings •No poison pill or dual-class shares •One-share, one-vote standard

30
Corporate Governance
Related Party Transactions and Potential
Conflicts of Interest
Our Code of Conduct requires all of our employees and directors to avoid any activity that is in conflict with our business interests. In addition, the Board has adopted a Related Party Transactions Policy regarding the review and approval of related party transactions. Under the Related Party Transactions Policy, which is administered by our Governance
Committee, directors and executive officers must report any potential related party transactions on an annual basis
(including transactions involving immediate family members) to the Executive Vice President, Chief Legal & Public Policy
Officer, and Corporate Secretary to determine whether the transaction constitutes a related party transaction. If any member of the Governance Committee has a potential interest in any related party transaction, such member is recused and abstains from voting on the approval of the related party transaction.
For purposes of our Related Party Transactions Policy, a related party transaction includes transactions in which our
Company (or a subsidiary) is a participant, the amount involved exceeds $120,000, and the related party has or will have a direct or indirect material interest. Related parties of our Company consist of directors (including nominees for election as directors), executive officers, shareholders beneficially owning more than 5 percent of the Company’s voting securities, and the immediate family members of these individuals. Once a potential related party transaction has been identified, the
Governance Committee reviews all of the relevant facts and circumstances and approves or disapproves entry into the transaction. As required under SEC rules, we disclose all related party transactions annually in our proxy statement. When a transaction is ongoing, the transactions are reviewed annually for reasonableness and fairness to the Company.
Factors Used in Assessing Related Party Transactions

•Whether the terms of the related party transaction
are fair to the Company and on the same basis as if
the transaction had occurred on an
arm’s-length basis;
•Whether there are any compelling business
reasons for the Company to enter into the related
party transaction and the nature of alternative
transactions, if any;
•Whether grants or contributions made by the
Company under one of its grant programs are in
accordance with the Company’s corporate
contribution guidelines;

•Whether the related party transaction would impair the
independence of an otherwise independent
director; and
•Whether the related party transaction would present
an improper conflict of interest for any director or
executive officer of the Company, taking into account
the specific facts and circumstances of
such transaction.

Related Party Transactions
In 2025, three holders of 5 percent or more of the Company’s common stock (BlackRock, Inc., State Street, and The
Vanguard Group) provided investment management services to Company-sponsored pension plans. In 2022, GM entered into a real estate contract for design studio space in the United Kingdom that is owned by a subsidiary of BlackRock. The contract value is under $5 million for the duration of the ten-year lease. In addition, in February 2025, the Company completed the acquisition of all of the GM Cruise Holdings LLC common shares and Cruise Class F and Class G Preferred
Shares held by noncontrolling shareholders, which included approximately $1.2 million worth of shares owned by BlackRock.
The SEC has identified employment of immediate family members of directors and executive officers as per-se related party transactions and subject to disclosure if the $120,000 threshold is met. In 2025, the daughter of Mark L. Reuss, our
President, was employed by General Motors in the Marketing organization and had total compensation in excess of
$120,000. Her compensation was comparable to other employees at a similar level.
Compensation Committee Interlocks and Insider Participation
Ms. Russo and Messrs. Bush, Jimenez, and Wenig serve on the Compensation Committee. As of the date of this Proxy
Statement, no member of the Compensation Committee was or is a GM officer or employee or has any relationship with the
Company requiring disclosure under Item 404 of Regulation S-K, and no executive officer of the Company served or serves on a compensation committee (or equivalent) or board of any company that employed or employs any member of the
Company’s Compensation Committee or Board.

2026 Proxy Statement	31
Non-Employee Director Compensation
Our non-employee directors receive cash compensation as well as equity compensation in the form of GM Deferred Share
Units (“DSUs”) for their Board service under the Company’s Director Compensation Plan. Compensation for our
non-employee directors is set annually by the Board at the recommendation of the Governance Committee.
Guiding Principles

• Fairly compensate directors for their responsibilities and time commitments.
•Attract and retain highly qualified directors by offering a compensation program consistent with those at companies of similar size, scope, and complexity.
•Align the interests of directors with our shareholders by providing a significant portion of compensation in equity-based awards and requiring directors to continue to own our common stock (or common stock equivalents) throughout their tenure on the Board.
•Provide compensation that is simple and transparent to shareholders.

Annual Review Process
The Governance Committee annually assesses the form and amount of non-employee director compensation and recommends changes, if appropriate, to the Board. As part of its annual review in December 2025, the Governance
Committee benchmarked the current compensation structure against the executive compensation peer group described in the “Peer Group for Compensation Benchmarking” section of this Proxy Statement. Based on this review, the
Governance Committee recommended, and the Board approved, an increase in non-employee director compensation, effective as of January 1, 2026.
Annual Compensation
The 2025 and 2026 compensation for non-employee directors is described in the table below. The Independent Lead
Director and committee chairs receive additional compensation due to the increased workload and additional responsibilities associated with these positions. In particular, Ms. Russo’s compensation as Independent Lead Director reflects the additional time commitment for this role, which includes, among other responsibilities, attending all committee meetings and attending meetings with the Company’s CEO. For additional information about the roles and responsibilities of our Independent Lead Director, see “The Role of the Independent Lead Director” on page 18.

Compensation Element	2025 Structure ($)	2026 Structure ($)
Board Retainer	325,000	340,000
Independent Lead Director Fee	100,000	100,000
Audit Committee Chair Fee	35,000	40,000
All Other Committee Chair Fees (Excluding the Executive Committee)	25,000	30,000

32
Non-Employee Director Compensation
Non-employee directors are required to defer at least 60 percent of their annual Board retainer into DSUs under the
Director Compensation Plan. Directors may elect to defer their remaining Board retainer or amounts payable (if any) for serving as a committee chair or Independent Lead Director into additional DSUs. The fees for a director who joins or leaves the Board or assumes additional responsibilities during the year are prorated for the director’s period of service.
How Deferred Share Units Work
Each DSU is equal in value to one share of GM common stock and is fully vested upon grant but does not have voting rights.
DSUs will not be available for disposition until after the director leaves the Board. Any portion of the retainer that is deferred into DSUs may also earn dividend equivalents, which are credited at the end of each calendar year to each director’s account in the form of additional DSUs. All DSUs granted are rounded up to the nearest whole unit. After leaving the Board, the director will receive a cash payment or payments based on the number of DSUs in the director’s account valued at the average daily closing market price for the quarter immediately preceding payment. Directors will be paid in a lump sum or in annual installments for up to five years, based on their deferral elections.
DSUs granted are determined as follows:

Amount of compensation required or elected to be deferred each calendar year into DSUs	+	Amount of dividend equivalents earned on DSUs during the calendar year	÷	Average daily closing market price of our common stock for the applicable calendar year	=	DSUs Granted

Director Stock Ownership and Holding Requirements

•Each non-employee director is required to own our common stock or DSUs with a market value of at least
$650,000 and has up to five years from the date they are first elected to the Board to meet this ownership requirement.
•Non-employee directors are prohibited from selling any GM securities or derivatives of GM securities, such as
DSUs, while they are members of the Board.
•Ownership guidelines are reviewed each year to confirm they continue to be effective in aligning the interests of the Board and our shareholders.

All of our non-employee directors are in compliance with our stock retention requirements.

2026 Proxy Statement	33
Non-Employee Director Compensation
Other Compensation
We provide certain additional benefits to non-employee directors.

Type	Purpose
Company Vehicles
We provide directors with the use of Company vehicles and electric vehicle charging stations
(including installation), to provide feedback on our products as well as enhance the public image of our vehicles. Retired directors also receive the use of a Company vehicle for a period of time.
Participants are charged with imputed income based on the lease value of the vehicles and are responsible for associated taxes.

Personal Accident Insurance(1)	We provide personal accident insurance coverage in the event of accidental death or dismemberment. Directors are responsible for associated taxes on the imputed income from the coverage.
(1)Ms. Barra, our sole employee director, does not receive additional compensation for her Board service other than the personal accident insurance benefit described above, the value of which is reported for Ms. Barra in the Summary Compensation Table on page 62.
Non-employee directors are not eligible to participate in any of the savings or retirement programs available to our employees. Other than as described in this section, there are no separate benefit plans for directors.
2025 Non-Employee Director
Compensation Table
The table below shows the compensation that each non-employee director received for their 2025 Board and committee service.

Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Wesley G. Bush	160,000	283,725	42,573	486,298
Joanne C. Crevoiserat	130,000	283,725	25,990	439,715
Linda R. Gooden(4)	65,000	121,980	25,870	212,850
Joseph Jimenez	155,000	283,725	40,740	479,465
Alfred F. Kelly, Jr.	130,000	283,725	17,532	431,257
Jonathan McNeill	130,000	283,725	37,448	451,173
Judith A. Miscik	155,000	283,725	24,053	462,778
Patricia F. Russo	255,000	283,725	19,615	558,340
Thomas M. Schoewe(5)	82,500	121,980	38,370	242,850
Mark A. Tatum	130,000	283,725	45,740	459,465
Jan E. Tighe	130,000	283,725	45,240	458,965
Devin N. Wenig	142,500	283,725	37,636	463,861
(1)As described above, a director may elect to defer all or a portion of their annual cash retainer into DSUs. This column reflects director compensation eligible to be paid in cash, which consists of 40 percent (for 2025) of the annual Board retainer and any applicable fees for committee chairs and the Independent Lead Director. Each of the following directors elected to receive DSUs in lieu of such amounts eligible to be paid in cash in the following amounts: Mr. Bush — $30,000; Ms. Crevoiserat — $130,000; Mr. Jimenez — $155,000; Mr. Kelly —
$130,000; Mr. McNeill — $65,000; Ms. Russo — $255,000; Ms. Tighe — $130,000; and Mr. Wenig — $142,500.
(2)Reflects aggregate grant date fair value of DSUs granted in 2025, which does not include any cash fees that directors voluntarily elected to receive as DSUs. Grant date fair value is calculated by multiplying the number of DSUs granted by the closing price of GM common stock on December 31, 2025, which was $81.32. The holders of DSUs may also receive dividend equivalents, which are reinvested in additional DSUs based on the market price of the common stock on the date the dividends are paid.

34
Non-Employee Director Compensation
(3)The amounts included in the All Other Compensation column are described in the table below.

Director	Company Vehicle Program(a) ($)	Other(b) ($)	Total ($)
Wesley G. Bush	42,333	240	42,573
Joanne C. Crevoiserat	25,750	240	25,990
Linda R. Gooden (4)	25,750	120	25,870
Joseph Jimenez	40,500	240	40,740
Alfred F. Kelly, Jr.	17,292	240	17,532
Jonathan McNeill	37,208	240	37,448
Judith A. Miscik	23,813	240	24,053
Patricia F. Russo	19,375	240	19,615
Thomas M. Schoewe (5)	38,250	120	38,370
Mark A. Tatum	45,500	240	45,740
Jan E. Tighe	45,000	240	45,240
Devin N. Wenig	37,396	240	37,636
(a)The Company Vehicle Program includes the estimated annual lease value of the Company vehicles driven by directors and if applicable installation cost for an EV charger. For Company vehicles, we include the annual lease value, which is more reflective of the value of the Company vehicle perquisite than the Company’s incremental costs. Taxes related to imputed income are the responsibility of the director.
(b)Reflects the cost of premiums for providing personal accident insurance (annual premium cost of $240 per person is prorated, as applicable, for the period of service).
(4)Ms. Gooden retired from the Board on June 3, 2025.
(5)Mr. Schoewe retired from the Board on June 3, 2025.

2026 Proxy Statement	35
Audit Matters

ITEM 2

Proposal to Ratify the Selection of Ernst &
Young LLP as the Company’s Independent
Registered Public Accounting Firm for 2026
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm retained to audit the Company’s consolidated financial statements and internal control over financial reporting. The Audit Committee also oversees the rotation of the independent registered public accounting firm’s lead audit partner and is involved in the selection and approval of the lead audit partner. The lead audit partner rotates every five years in accordance with regulatory requirements. The Audit Committee evaluates the selection of the Company’s independent auditors each year and determines whether to re-engage the current independent auditors or consider other firms. Following this process, the Audit Committee made the determination to re-engage
Ernst & Young LLP (“EY”) as the Company’s independent auditors for the fiscal year ending December 31, 2026.
Criteria for Re-Engaging EY. EY has served as the Company’s independent registered public accounting firm since 2017 when the Audit Committee selected the firm as part of a competitive and comprehensive request for proposal process.
Through this process, the Audit Committee evaluated firms based on several key factors, including audit quality, the benefits of tenure versus fresh perspective, cultural fit and business acumen, innovation and technology, auditor independence, and the appropriateness of fees relative to both efficiency and audit quality. These critical factors continue to drive the Audit
Committee’s priorities with respect to the selection and retention of the Company’s independent auditors. Based on its annual review, the Audit Committee believes that the continued retention of EY as our independent auditors is in the best interests of our shareholders.
Shareholder Ratification of Our Selection of EY. As a matter of good corporate governance, the Board submits the selection of the independent auditors to our shareholders for ratification. If shareholders do not ratify the selection of EY, the Audit Committee will reconsider whether to engage EY but may ultimately determine to engage EY or another audit firm without resubmitting the matter to shareholders. Even if the shareholders ratify the selection of EY, the Audit Committee may, in its sole discretion, terminate the engagement of EY and direct the appointment of another independent registered public accounting firm at any time during the year, although it has no current intention to do so.
We Expect EY to Attend Our Annual Meeting. We expect that representatives of EY will be present at the Annual Meeting.
They will have an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions from shareholders.
For additional information concerning the Audit Committee and its activities with EY, see the “Audit Committee
Report” below.

The Board recommends a vote FOR the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026.

36
ITEM 2 Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s
Independent Registered Public Accounting Firm for 2026
Audit Committee Report
The Audit Committee of the Board of Directors of General Motors Company is a standing committee composed of five independent directors: Wesley G. Bush (Chair), Joanne C. Crevoiserat, Alfred Kelly, Mark A. Tatum and Jan E. Tighe.

REASONS FOR SELECTION TO THE AUDIT
COMMITTEE
When selecting directors to serve on the Audit
Committee, the Governance Committee and Board of
Directors consider, among other factors: independence,
financial literacy and expertise, and individual skills.

FINANCIAL LITERACY AND EXPERTISE
The Board has determined that all members of the Audit
Committee meet heightened independence and
qualification criteria and are financially literate in
accordance with the NYSE Corporate Governance
Standards and SEC rules, and that Messrs. Bush and
Kelly, and Ms. Crevoiserat, are each qualified as an “audit
committee financial expert” as defined by the SEC.

Purpose
The Audit Committee’s core purpose is to assist the Board by providing oversight of:
•The quality and integrity of GM’s financial statements;
•The effectiveness of GM’s financial reporting process and systems of disclosure controls and internal controls;
•The qualifications, performance, and independence of GM’s external auditors and their audit process;
•The scope and performance of GM’s internal audit function; and
•GM’s policies and procedures regarding compliance, ethics, and legal risk, including the standards of business conduct as embodied in GM’s code of conduct.
The Audit Committee operates under a written charter adopted by the Audit Committee and approved by the Board of
Directors, which may be found on our website at investor.gm.com/governanceandsustainability. The Audit Committee reviews its charter at least once annually and updates it as necessary to address changes in regulatory requirements, authoritative guidance, evolving best practices, and shareholder feedback.
Management is responsible for the Company’s internal control over financial reporting and the financial reporting process and has delivered its opinion on the effectiveness of the Company’s controls. EY, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and opining on the effectiveness of internal control over financial reporting in accordance with the standards of the Public
Company Accounting Oversight Board (United States) (the “PCAOB”) and issuing its reports thereon. As provided in its charter, the Audit Committee’s responsibilities include monitoring and overseeing these processes.
Required Disclosures
In 2025, the Audit Committee met eight times and fulfilled all of its core charter obligations. Consistent with its charter responsibilities, the Audit Committee met and held discussions with management and EY regarding the Company’s audited financial statements and internal controls for the year ended December 31, 2025. In this context, management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed the consolidated financial statements with management and EY and further discussed with EY the matters required by the PCAOB and the SEC. This review included a discussion with management and EY of the quality, not merely the acceptability, of GM’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in GM’s financial statements, including the disclosures related to critical accounting estimates and critical audit matters. EY also provided to the Audit Committee the written communications and the letter as required by the applicable PCAOB standards concerning independence, and the Audit Committee discussed with EY the auditor’s independence. The Audit Committee also considered and determined that the non-audit services provided to GM by EY were permissible under the applicable independence rules. The Audit Committee concluded that EY was independent from the Company and management.

2026 Proxy Statement	37
ITEM 2 Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s
Independent Registered Public Accounting Firm for 2026
For additional information about GM’s policies and procedures related to the approval of EY’s audit and non-audit services, see “Policy for Approval of Audit and Permitted Non-Audit Services” on page 38.
Recommendation
Based upon the Audit Committee’s discussions with management and EY as described in this report and the Audit
Committee’s review of the representations of management and the reports of EY to the Audit Committee, the Audit
Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on January 27, 2026.

Audit Committee

Wesley G. Bush (Chair) Joanne C. Crevoiserat Alfred F. Kelly, Jr	Mark A. Tatum Jan E. Tighe
The preceding Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any filing under the Securities Act of 1933, as amended, or the
Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed thereunder.
Fees Paid to Independent Registered Public
Accounting Firm
The following table summarizes the fees for professional services provided by EY for the annual audit of GM’s consolidated financial statements and internal control over financial reporting as of and for the years ended December 31, 2025 and
2024, together with the fees billed for other services rendered by EY during these periods. Amounts in the table below may not sum due to rounding.

Type of Fees	2025 ($ in millions)	2024 ($ in millions)
Audit	27	25
Audit-Related	4	4
Tax	1	1
Subtotal	32	30
All Other Services	—	—
TOTAL	32	30
Audit Fees – Includes fees for the integrated audit of the Company’s consolidated financial statements and internal control over financial reporting, including reviews of the consolidated financial statements contained in the Company’s Annual
Report on Form 10-K, the interim financial statements contained in the Company’s Quarterly Reports on Form 10-Q, and
audits of statutory financial statements.
Audit-Related Fees – Includes fees for assurance and related services that are traditionally performed by the independent registered public accounting firm. More specifically, these services include employee benefit plan audits, comfort letters in connection with financing transactions, financial due diligence, other attestation services, and consultations concerning financial accounting and reporting standards.

38
ITEM 2 Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s
Independent Registered Public Accounting Firm for 2026
Tax Fees – Includes fees for tax compliance, tax planning, and tax advice. Tax compliance involves preparation of original and amended tax returns and claims for refunds. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions and employee benefit plans, and requests for rulings or technical advice from taxing authorities.
All Other Fees – Includes fees for services that are not contained in the above categories and consists of permissible advisory services.
Policy for Approval of Audit and Permitted
Non-Audit Services
The services performed by EY in 2025 were pre-approved in accordance with the pre-approval policy and procedures established by the Audit Committee. This policy requires that, prior to the provision of services by the auditor, the
Audit Committee will be presented, for consideration, with a description of the types of Audit-Related, Tax, and All Other
Services expected to be performed by the auditor during the fiscal year, with amounts budgeted for each category. Subject to these pre-approved budgets, any requests for individual services falling within these categories for less than $1 million may be approved by management, while any such requests for $1 million or more not specifically contemplated and approved by the Audit Committee must be submitted to the Audit Committee Chair for pre-approval and must be reported to the full Audit Committee at its next regularly scheduled meeting. Management must report actual spending for each category to the full Audit Committee periodically throughout the year.
These services are actively monitored (both spending and work content) by the Audit Committee to maintain the appropriate objectivity and independence in EY’s core work, which is the annual audit of the Company’s consolidated financial statements and internal control over financial reporting. The Audit Committee determined that all services provided by EY in 2025 were permissible under applicable independence rules.

2026 Proxy Statement	39
Executive Compensation

ITEM 3

Proposal to Approve, on an Advisory Basis,
Named Executive Officer Compensation
Executive compensation is an important matter for our shareholders. The Dodd-Frank Wall Street Reform and Consumer
Protection Act requires that we provide you with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the
SEC (sometimes referred to as “Say-on-Pay”). The Board has adopted a policy providing for an annual Say-on-Pay advisory vote.
The Compensation Committee has approved the compensation arrangements for our NEOs described in the Compensation
Discussion and Analysis section beginning on page 42 and the accompanying executive compensation tables beginning on page 62. We urge you to read the Compensation Discussion and Analysis for a more complete understanding of our executive compensation plans, including our compensation principles, our objectives, and the 2025 compensation of our NEOs.
We are asking shareholders to vote in favor of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of
Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables, and the related narrative discussion, is hereby APPROVED.
Although the vote on this item is non-binding, the Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for NEOs.

The Board recommends a vote FOR the advisory proposal to approve named executive officer compensation.

40
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Letter From the Compensation Committee Chair
Dear Shareholders:
I’m pleased to be writing to you as the new Chair of GM’s Compensation Committee. Having served on the Committee for several years, I’m honored to have been selected to succeed Wes Bush as Chair. I’m committed to continuing our steadfast focus on aligning our compensation program to our strategy to drive continued success for the Company and its shareholders.
General Motors faced a challenging operating environment this past year, with a rapidly evolving trade and regulatory environment that had significant impact on our industry, and slowing EV demand that resulted in overcapacity in the market.
As these dynamics emerged, we reassessed our manufacturing footprint and acted swiftly and decisively to adjust our portfolio. At the same time, we continued to build industry-leading vehicles and delivered exceptional customer experiences.
This high level of execution contributed to strong shareholder returns both on an absolute basis and relative to our automotive peers and other relevant benchmarks.
Evolving Our Program
Heading into the year, the Committee adopted a rigorous, formula-based approach to setting our 2025 performance-based incentive targets, while anticipating market and regulatory uncertainty. To proactively manage the impact of these significant variables, we approved a pre-determined list of potential adjustments to the STIP related to material trade and regulatory changes. We also evolved our EV targets to increase the focus on improving EV profitability. For our long-term incentive plan, our 2025-2027 PSUs will be measured entirely against relative performance metrics as our industry navigates ongoing transformation, disruption, and regulatory changes.
Together, the targets we set for our 2025 compensation program were intended to incentivize management to navigate uncertainty, continue to make great products that our customers love, and drive improved profitability. We believe that these clear and challenging targets rewarded management for delivering results that are fully aligned with our shareholder interests. We discuss this in more detail on page 92 below.
2025 Performance and Pay Outcomes
Thanks to the collective efforts of our team, and our compelling vehicle portfolio, the Company was able to deliver another strong year of earnings and cash flow. We achieved strong U.S. vehicle sales, including a 48% year-over-year increase in sales of our award-winning EVs, improved the time to market and quality of critical software launches, increased engineering efficiency, and delivered positive vehicle launch performance.
The result of this was a strong year of value creation, achieving absolute TSR of over 50%. Collectively, these results led to achievement of 118% of target on our short-term plan and payout of 162% of target on our 2023-2025 PSUs.
These results are a clear reflection of the successful efforts of an outstanding executive leadership team, led by our CEO
Mary Barra, who is driving our strategic transformation forward in this dynamic operating environment. For 2026, we conducted a thorough assessment of Ms. Barra’s target pay opportunity and approved an increase of 8.1% to her long-term compensation opportunity (granted 75% in PSUs and 25% in RSUs), resulting in a modest increase of 6.2% in target total compensation. This increase is commensurate with our strategy to reward and motivate performance and to offer market-
competitive compensation. We believe this adjustment in her target pay, entirely in long-term equity, is aligned with our shareholders’ interests while appropriately recognizing Ms. Barra’s exceptional leadership.
Ongoing Shareholder Engagement
Our shareholders’ perspectives continue to be an important input for the Committee. Following our successful 2025 Say on
Pay vote (which garnered the support of over 90% of our shareholders), we continued extensive shareholder engagement to ensure we remain attuned to our investors. I was pleased to have discussions with many of our shareholders beginning in the fall of 2025, alongside our Independent Lead Director, Pat Russo. From these conversations, the Committee understands that investors support our program structure, its continued evolution with our business strategy, and our transparency in explaining our compensation approach. We appreciate your input and look forward to ongoing discussion and feedback.

2026 Proxy Statement	41
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Looking Ahead
This is an exciting time full of opportunities as General Motors continues to evolve its business. Our core business has always been building great vehicles that customers love. Delivering on that promise means investing in the innovation and technology that customers in 2026 expect and demand. To enable us to succeed, we must attract and retain technical talent with skills in key areas such as software design and development, robotics and artificial intelligence. Building beautifully designed, high-performing, and technology-forward vehicles has always been the Company’s mission, and delivering that mission means having a high-performing team with the right skills. In order to execute this talent strategy, we are asking shareholders to approve an increase in the number of shares available for issuance under our 2020 Long-Term
Incentive Plan.
On behalf of the Compensation Committee, I appreciate your input and thank you for your ongoing engagement with
General Motors.
Sincerely,

Devin N. Wenig

42
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Compensation Discussion and Analysis
Our Named Executive Officers

Mary T. Barra Chair and Chief Executive Officer	Paul A. Jacobson Executive Vice President and Chief Financial Officer

Mark L. Reuss President	Sterling J. Anderson Executive Vice President, Global Product and Chief Product Officer	Rory V. Harvey Executive Vice President and President, Global Markets

2026 Proxy Statement	43
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Executive Summary
Our Company Performance
Executing with Discipline to Drive Performance

I’m proud of our global team, including our dealers and suppliers, for delivering an exceptional 2025 while adapting to significant changes. Our multi‑year foundation of product excellence, operating discipline, and resilience sets GM apart, and I believe it will continue to fuel our strong momentum.”

- Mary T. Barra, Chair and CEO
GM has an unmatched portfolio driven by innovation

Driving us forward
GM delivered its fourth consecutive year of market share growth.

Consistently strong cash generation has allowed us to
execute all phases of our capital allocation program,
from investing in the business and our people, to
maintaining a strong balance sheet, and returning
capital to shareholders.

In the last five years alone, we’ve invested $60B in U.S. manufacturing, R&D, and talent.

Building great vehicles
GM reached its highest U.S. market share since 2015 and led the industry in overall loyalty to a manufacturer for the 11th straight year.

Our Chevrolet Trax, Chevy and GMC full-size SUVs, Corvette and both Cadillac Blackwing sedans were named to Car and Driver’s 10Best list.

Cadillac Escalade IQ won MotorTrend’s SUV of the Year award, with features winning individual honors in the Best Tech awards.

2025 Financial Highlights

$185.0B Revenue	$2.7B Net Income Attributable to Stockholders	1.5% Net Income Margin	$3.27 EPS-diluted

19.3% ROIC-adjusted(1)	$12.7B EBIT-adjusted(1)	6.9% EBIT-adjusted(1) Margin	$10.60 EPS-diluted-adjusted(1)

(1)Non-GAAP financial measure. Refer to Appendix A for a reconciliation of Non-GAAP financial measures to their closest comparable
GAAP measure.

44
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Shareholder Outreach
As previously discussed in this Proxy Statement, shareholder feedback is an important input for our Board and
Compensation Committee as they evolve our executive compensation program to ensure continued alignment with our business strategy and the interests of our senior leaders and shareholders. In 2025, we were pleased that support for our executive compensation program significantly rebounded following a challenging 2024 Say on Pay vote. We believe this was the result of positive changes we made to our program in consideration of our business strategy and input from shareholders received during the extensive outreach we conducted following our 2024 Annual Meeting. The Company has continued its robust engagement efforts to help provide shareholder voices in the Committee’s decision-making process. As part of that effort, our Independent Lead Director, Pat Russo, and Chair of our Executive Compensation Committee, Devin
Wenig, met with several of our shareholders to discuss executive compensation and other matters, and perspectives from these conversations were shared with our full Board.
Below is a summary of feedback we received from our shareholders since the 2025 Annual Meeting:

Key Themes	Feedback

STIP Program Design
•Support for continued alignment of metrics with the Company’s strategic pillars, including continued evolution of our EV metric
•Appreciation for improved transparency and objectivity of our compensation metrics, including with respect to the Committee’s goal-setting process

LTIP Program Design
•Recognition for appropriateness of transitioning to fully relative metrics for our
2025-2027 PSU cycle given anticipated uncertain market environment for the automotive industry
•Support for requiring above-median relative TSR performance to achieve target payout on our PSUs

Target Rigor	•Recognition of improved transparency for our rigorous approach to incorporating market- and regulatory-related impacts into evaluation against our targets

Talent Evolution
•Encouragement to continue recruiting from new talent pools as the Company’s strategy evolves and focuses more on software and services, with the understanding that this strategy may be associated with compensation arrangements that may be larger and different in structure than our standard compensation package

Key Updates for 2025
The Compensation Committee continually seeks to enhance our compensation program and undergoes its normal processes for doing so on an annual basis. Conversations with stakeholders, including business leaders and Company shareholders (as described above), serve as a valuable input to the Committee’s ongoing process. Below is a summary of changes made to our compensation programs for 2025 as a result of the Committee’s internal evaluation and analysis and feedback received from shareholders.
STIP:
•To drive continued focus on our EV profitability journey, we evolved our prior 2024 EV goal (based on variable profit margin) to a new goal based on EV variable cost percentage improvement.
•For 2025, we removed the potential for upward adjustment as part of our individual performance modifier.
LTIP:
•For our 2025-2027 PSU cycle, we transitioned to fully relative performance metrics, consisting of the new Relative
Operating Cash Flow as a Percentage of Revenue (30% weighting) and Relative EBIT-adj. Margin (30% weighting) metrics and retaining relative TSR (40% weighting), to focus the Company on maximizing results while our industry navigates transformation, disruption, and regulatory change.
•We increased the relative TSR percentile required for target payout within our PSUs to the 55th percentile of OEM peers
(instead of the 50th percentile).

2026 Proxy Statement	45
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Compensation Principles
The compensation provided to our executives is guided by pay-for-performance and the following principles:

Align with Shareholders	Compensation paid should align directly with the long-term interests of our shareholders, and our executives should share with them in the performance and value of our common stock.

Enable Company Strategy
Compensation should be based on rigorous Company performance and strategic goals, which are within our executives’ control, and reward performance aligned with GM’s strategy, values, and expected behaviors.

Market-Competitive
Target compensation should have an appropriate mix of short-term and long-term pay elements and should be competitive with target compensation levels for comparable individuals at peer group companies so that we can successfully attract, motivate, and retain top-tier talent.

Avoid Excessive Risk-Taking	Compensation structure should avoid incentivizing unnecessary and excessive risk-taking.

Simple Design	Compensation plans should be easy to understand and communicate and should minimize unintended consequences.

2025 Compensation Highlights
Our incentive plans are designed to optimize long-term financial returns for our shareholders and reward our NEOs for delivering on the Company’s four key strategic pillars. The 2025 performance-based compensation structure incorporated short-term and long-term incentives tied to financial and operational measures to drive Company performance for fiscal year 2025 and beyond. The Compensation Committee believes a majority of the compensation opportunity should be in the form of equity to align the interests of executives with those of shareholders and that equity awards should be heavily weighted in favor of performance-based equity awards.

46
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Elements of Compensation

Element	Purpose	Performance Period	Performance Measures	Potential Payout Range

Salary	Market-competitive salary reflects contribution, experience, knowledge, skills, and performance	—	—	—

STIP	Annual cash incentive based on achievement of Company financial goals and goals linked to our strategic pillars	One Year 1/1/2025- 12/31/2025	EBIT-adjusted (35%) AAFCF (25%) Strategic Pillars (EV, S&S, AV) (40% collectively)	0%-200%

PSUs	Aligns leadership with long-term Company goals and shareholder interests, with a focus on Company cash generation	Three-Year 1/1/2025- 12/31/2027	Relative TSR (40%) Relative Operating Cash Flow as a Percentage of Revenue (30%) Relative EBIT-adj Margin (30%)	0%-200% with cap(1)

RSUs	Promotes executive retention, stock ownership and alignment with shareholder interests	Three-Year Ratable Vesting	—	—

(1)Relative TSR component is capped at target payout if GM’s absolute TSR is negative over the performance period.
Summary of 2025 Performance-Based Compensation Outcomes
The outcomes of the incentive plans that concluded in 2025 — the 2025 STIP and 2023-2025 LTIP — closely align with our performance over their respective performance periods.
•2025 STIP: Our 2025 STIP Company performance payout of 118% of target reflected our continued strong execution, including disciplined pricing, fixed-cost discipline and strategic realignment of our manufacturing footprint, all amid significant regulatory and market headwinds that impacted EV demand. As a result, performance included above-target
EBIT-adjusted and above-target AAFCF performance, while EV Variable Cost Percentage Improvement performance was below-target due to lower EV demand that impacted our ability to scale cost-effectively. We also exceeded our Software
& Services (“S&S”) goals and successfully executed on our Autonomous Vehicle (“AV”) goals.
•2023-2025 LTIP PSUs: For the 2023-2025 PSU portion of our LTIP, we outperformed on our three-year EBIT-adjusted margin and relative TSR goals, with mixed results on our three EV goals, leading to a payout of 162% of target. These results demonstrate that our strong financial and operating performance is translating into meaningful shareholder returns, even as we face headwinds related to our EV portfolio.

2026 Proxy Statement	47
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Compensation Governance Best Practices

WHAT WE DO

  Provide short-term and long-term incentive plans with
performance targets aligned to business goals
  Maintain a Compensation Committee composed
entirely of independent directors who are advised by
an independent compensation consultant
  Require stock ownership for all senior leaders to align
with the interests of our shareholders
  Engage with shareholders and other stakeholders on
various topics with members of management and
directors, including our Compensation Committee and
our Independent Lead Director
  Maintain an Insider Trading Policy requiring directors,
executive officers, and all other senior leaders to trade
only during pre-established periods after receiving
preclearance from the GM legal staff

  Require equity awards to have double-trigger (change
in control and termination of employment)
vesting provisions; no single-trigger vesting provisions
  Complete an annual risk review evaluating incentive
compensation plans
  Require short-term cash and long-term equity awards
for all executive officers to be subject to clawback and
cancellation provisions
  Conduct an annual audit of senior executive
expenses and perquisites that is reviewed by the
Audit Committee
  Include non-compete and non-solicitation terms in
all grant agreements with senior leaders,
where enforceable

WHAT WE DON’T DO

   Provide gross-up payments to cover personal income
taxes or excise taxes pertaining to executive
severance benefits
   Pay above-market interest on deferred compensation
in retirement plans
   Allow any director or employee to engage in hedging
or pledging of GM securities
Reward executives for excessive, imprudent, inappropriate, or unnecessary risk-taking Allow the repricing, spring-loading, or backdating of equity awards

48
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
2025 NEO Compensation
Target Compensation
Target compensation for each of our NEOs comprises an appropriate mix of short-term and long-term pay elements and is intended to be competitive with that paid to comparable individuals at peer group companies so that GM can attract, motivate, and retain talent. Each element, and total direct compensation as a whole, is determined starting with reference to competitive market data, and is based on an executive’s current compensation, tenure, performance, position and responsibilities. For 2025, the Compensation Committee conducted a thorough assessment of Ms. Barra’s pay opportunity and approved a modest increase to her target compensation, to be fully delivered in long-term equity (75% PSUs, 25%
RSUs). This increase is commensurate with our strategy to reward and motivate performance and to offer market-
competitive compensation and is the first increase to her target compensation since 2022. As part of the assessment, the
Committee also determined to modestly increase the target LTIP for each of Messrs. Jacobson and Reuss.
Our total target direct compensation for each NEO in 2025 was as follows:

	Base Salary ($)		STIP ($)	Total Target Cash Compensation ($)	LTIP		Total Target Direct Compensation ($)
Name		STIP (%)			PSUs(1) ($)	RSUs ($)
Mary T. Barra	2,100,000	200%	4,200,000	6,300,000	15,750,000	5,250,000	27,300,000
Paul A. Jacobson	1,200,000	125%	1,500,000	2,700,000	7,725,000	2,575,000	13,000,000
Mark L. Reuss	1,350,000	125%	1,687,500	3,037,500	10,846,875	3,615,625	17,500,000
Sterling J. Anderson(2)	1,000,000	125%	1,250,000	2,250,000	10,312,500	3,437,500	16,000,000
Rory V. Harvey	850,000	125%	1,062,500	1,912,500	5,315,625	1,771,875	9,000,000
(1)The number of PSUs awarded is determined by using the target PSU value divided by the closing stock price on the date of grant.
(2)The above represents 2025 target compensation as approved by the Compensation Committee. As discussed below, Mr. Anderson’s new hire package also included one-time awards totaling $24,000,000.
Additional Background on New NEO Hire
In May 2025, we announced the appointment of Sterling Anderson as Executive VP, Global Product, and
Chief Product Officer, a new role at GM. Mr. Anderson joined GM from autonomous trucking company Aurora, which he co-
founded and served as Chief Product Officer of since its formation in 2017, and as a director of since 2018. In his role at GM,
Mr. Anderson’s responsibilities are significant and include overseeing the end-to-end product lifecycle for both gas- and electric-powered vehicles, including hardware, software, services, and user experience, across the entire organization. The
Compensation Committee structured a compensation package for Mr. Anderson that it believed was necessary and appropriate to recruit him to GM from his prior company where he had an influential leadership role and a significant equity interest. The Committee also sought to ensure that this package offered a competitive and attractive opportunity relative to other possible opportunities he had in the technology industry.
Upon his hiring, the Committee approved the 2025 target compensation of $16,000,000 detailed in the table above.  To create the opportunity to achieve this target compensation on an annualized basis, the Committee designed new-hire awards which are primarily multi-year awards and include a mix of award types with both time- and performance-based components whose value could be realized across a range of near- and longer-term time horizons. The Committee’s intent with the design was to create an attractive and balanced new-hire package that has a strong incentive value while also aligning with our pay-for-performance philosophy to put a meaningful portion of pay at risk.  These new-hire awards totaling
$24,000,000 include:
•$3,000,000 in a performance cash award intended to motivate and recognize near-term success in a role that is new at
GM with substantial responsibilities. This award vested on December 15, 2025, based on key performance indicators used to assess Mr. Anderson’s performance in his first six months with GM;
•$10,000,000 in RSUs that vest 50% on July, 29, 2026, and 50% on July 29, 2027, subject to his continued
employment; and

2026 Proxy Statement	49
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
•$11,000,000 in PSUs that will vest, if earned, on February 6, 2027, subject to his continued employment. The metrics underlying the PSU award are Cumulative Automotive Operating Cash Flow-adjusted (two thirds) and EBIT-adjusted
Margin (one third), which were the same as those included in the 2024 PSUs granted to our NEOs.
Going forward, the Committee anticipates that Mr. Anderson’s compensation will consist of a base salary and short- and long-term incentive opportunities commensurate with his position, consistent with the compensation structure for our other
NEOs. The Committee believes this is an important investment in GM’s competitiveness and ability to continue creating superior, technology-forward vehicles, and to advancing our strategy to generate long-term growth and returns for shareholders.
Salary
While a substantial portion of our NEOs’ compensation is at risk in the form of equity awards and incentives, which are contingent on the achievement of certain Company financial and strategic goals, we aim to provide salaries to our executives at a competitive level of fixed cash compensation. Each NEO’s salary takes into account competitive market data in addition to the executive’s experience, skills, tenure and performance in role, as well as the assumption of any expanded responsibilities.
Short-Term Incentive Compensation
2025 STIP Performance Measures
STIP performance measures are linked to the Company’s annual financial goals and strategic goals that drive our long-term strategy. The Compensation Committee annually reviews and approves STIP performance measures that align with our shareholders’ interests.
Further information on metric selection and target-setting is provided below.

2025 STIP Performance Measure	Weight	Leadership Behaviors

EBIT-adjusted ($B)(1)	35%	Focus on operating results and driving strong profitability

AAFCF ($B)(1)	25%	Focus on driving strong cash flow to invest in the business and returning capital to shareholders

New EV Measure for 2025(2): EV Variable Cost Percentage Improvement	25%	Offer a high-quality EV portfolio guided by customer demand that achieves increasing profitability

S&S	10%	Deliver vehicles with high-quality software to create compelling customer experiences

AV Strategy	5%	Develop safe driver-assistance and autonomous technology for personal vehicles

Safety	+/-5ppts	Foster a culture that emphasizes workplace and product safety

(1)For a description of how our non-GAAP measures are calculated, including EBIT-adjusted and AAFCF, see Appendix A.
(2)EV Variable Cost Percentage Improvement replaces the prior EV measure of Q4 EV Variable Profit margin.
The final STIP payout may not exceed 200% of target.
EV Variable Cost Percentage Improvement
For 2025, we continued to focus on our EV profitability journey and refined our EV metric in our STIP to measure EV
Variable Cost Percentage Improvement, with a 25% weighting (which was unchanged from the prior year). The Committee determined this measure effectively reflects our transformation strategy and EV market dynamics. Payout against this goal is capped at 100% unless GM’s EV Variable Profit Margin exceeds 2%.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
How We Set STIP Performance Targets
The Compensation Committee approves the performance measures for the STIP annually with the objective of driving strong operational, financial, and strategic performance. The Committee’s rigorous process starts with an evaluation of the
Company’s annual budget and long-term business plan, which takes into account a wide range of internal and external information on macroeconomic, regulatory and market conditions, demand expectations, competitive landscape, supply chain dynamics, and other factors that may influence execution on our strategic priorities and overall performance. The
Committee reviews recommendations from management and receives input from its independent compensation consultant.
This comprehensive process results in rigorous targets that motivate leadership to strive for a high degree of performance on balance with prudent risk-taking.
As discussed below, the Committee pre-defined certain potential adjustments to our annual performance results to account for the significant unpredictability at the beginning of 2025 with regard to evolving trade policy and how regulatory developments could impact EV demand and our financial results. These adjustments are described in Appendix A and are in addition to our customary adjustments, which are consistent with prior practice.
The following describes specific 2025 goals and comparability versus 2024 targets where relevant.
•EBIT-adjusted: 2025 target set at $14.7B-$14.9B in alignment with the approved 2025 budget, which was set aggressively in the context of higher labor costs and a more challenging macroeconomic landscape.
–The lower end of the range is aligned to our 2025 budget, and the upper end is aligned to our record 2024 result.
Accordingly, participants could earn a target level of payout on this measure if we met our aggressive 2025 budget, but could not earn an above-target payout unless we had outperformed our 2024 results.
•AAFCF: 2025 target set at $12.0B in alignment with the approved 2025 budget, which is also our record 2024 AAFCF performance of $14.0B after removing the favorable impact of the one-time $2.0B wind-down in working capital.
•EV Variable Cost Percentage Improvement: Target set at 10% improvement for target performance in alignment with the approved 2025 budget and represents improvement on carry-over products.
•S&S Vehicle Software Released On-Time and with Quality: The Committee set the target for this metric as launching software clones in alignment with our vehicle launch standard and improving the percentage of software clones released on time. There are quantitative targets established to achieve threshold, target, and maximum performance payouts, which the Committee determined not to specifically disclose as this information is commercially sensitive. The Committee believes this is a rigorous target given the significant complexity of the software development and deployment process.
–2025 target performance levels exceed both last year’s target and our 2024 results and ensure we are accountable to meet launch timelines.
•AV Strategy: The target for this metric evaluates performance across two critical measures related to Super Cruise revenue percentage improvement and progressing driver assistance technology.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
2025 STIP Results
Our 2025 STIP Company performance payout of 118% of target reflected our continued strong execution, including disciplined pricing, fixed-cost discipline and strategic realignment of our manufacturing footprint, all amid significant regulatory and market headwinds that impacted EV demand. As a result, performance included above-target EBIT-adjusted and above-target AAFCF performance, while EV Variable Cost Percentage Improvement performance was below-target due to lower EV demand that impacted our ability to scale cost-effectively. We also exceeded our S&S goals and successfully executed on our AV goals. The Company’s 2025 financial results and key business highlights are detailed in the “Our
Company Performance” section on page 43.
2025 Tariff and Regulatory Impacts and Mitigation
Pre-Defined Adjustments
As noted above, the Committee was focused on continuing to set targets that were quantitative and rigorous while also considering the impact of tariff and regulatory shifts that were anticipated. The Committee decided that pre-defining these potential adjustments, rather than applying discretion at the end of the 2025 STIP performance period, would be optimal to retain the formula-based approach to our STIP. Importantly, this approach established an outlook for the range of potential policy change impacts on the business (both positive and negative) and encouraged our leadership team to pursue active and deliberate actions to respond to these impacts where possible to serve the best interests of the Company and our shareholders. As part of this approach, at the end of the performance period, the Committee planned to evaluate the ultimate tariff impact and management’s actions to mitigate these impacts in determining how to apply pre-
defined adjustments.
The Committee’s pre-approved potential adjustments to the financial results for calculating STIP performance were based on factors known at the time but whose actual impacts were not predictable. These factors included the direct cost of new
2025 tariffs measured across materials, components, raw materials, and vehicles; impacts from elimination or reduction of
Inflation Reduction Act (“IRA”) Cell and Module Credits; and impacts from elimination of IRA Consumer Tax Credit and reduced stringency to GHG/CAFE (“Corporate Average Fuel Economy”) regulatory requirements. See Appendix A for additional details of the application and impact of these adjustments.
Management’s Advocacy and Mitigation Efforts
Our exposure to tariffs for 2025 was initially projected in May to have a gross impact of $4.0B-5.0B. Our leadership team undertook significant efforts to shift production and alter supply chains, as well as actively engage with policymakers, to reduce the immediate financial impact of tariffs on the business as much as possible. As a result of these extraordinary efforts, management meaningfully mitigated the impact of tariffs, reducing the impact to approximately $3.1B. The
Committee believes that our leadership team’s actions were significantly beneficial to our shareholders, including as reflected in the Company’s strong stock price performance for the year. As a result, in evaluating these outcomes at the end of the year, the Committee determined that it was appropriate to incorporate certain tariff-related adjustments into our
2025 EBIT-adjusted and AAFCF performance results based on the Committee’s pre-approved set of adjustments. See
Appendix A for additional details of the application and impact of these adjustments.
2025 EV Impairments and Special Charges
As part of our long-term strategy, management has consistently invested to develop and manufacture award-winning EVs that we deliver cost-effectively to meet consumer demand. In establishing this strategy, our approach reflected the regulatory environment in which we were operating and developed around meeting rising consumer demand at that time.
However, following certain recent U.S. government policy changes, including the termination of certain consumer tax incentives for EV purchases and the reduction in the stringency of emissions regulations, the Company anticipated demand for EVs would slow, and as a result took steps to reassess our EV capacity and manufacturing footprint. These policy changes and the steps we took in response led the Audit Committee to approve impairments and related charges of $7.9B.
These charges are treated as special and are excluded from the EBIT-adjusted value as reported in our 2025 Form 10-K.
For the purposes of our 2025 EBIT-adjusted results for our STIP, the Committee believed that the financial impacts of the dynamic policy changes, which were outside of management’s direct control, should not unduly penalize management’s multi-year efforts to advance our long-term EV strategy. Moreover, the Committee believes it is important that the Company continue to be well-positioned to succeed in the event that the demand environment for EVs accelerates.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
At the same time, the Committee determined that it would not be appropriate to reward management for any regulatory changes that had a positive financial effect on the Company’s results during the year. As a result, of the total EV charge recognized in 2025, the Committee excluded $0.8B from the EBIT-adjusted performance result under the STIP as that amount related to EV capacity and footprint actions that drove performance improvements in 2025. The Committee also approved customary adjustments consistent with prior years, as described in our 2025 Form 10‑K and Appendix A.
Final 2025 STIP performance approved by the Compensation Committee is shown below.

STIP Measure	Weight	Threshold 25%	Target 100%	Maximum 200%	Performance Result	Payout
EBIT-adjusted ($B)(1)	35%	$8.8	$14.7 - $14.9	$16.9	$15.0	37%
AAFCF ($B)(1)	25%	$6.1	$12.0	$14.2	$14.4	50%
EV Variable Cost Percentage Improvement(2)	25%	5%	10%	15%	5%	6%
S&S Goal	10%	Vehicle software released on-time and with quality			Above target	16%
AV Strategy	5%	Super Cruise Revenue Percentage Improvement and driver assistance technology goals, equally weighted			2 of 2 goals achieved	5%
Safety Performance	Modifier	Potential to adjust +/- 5 ppts based on safety results				4%
Performance Payout	118% of Target
(1)For a description of how our non-GAAP measures are calculated, including EBIT-adjusted and AAFCF, see Appendix A.
(2)For purposes of this measure, variable cost is defined as material cost plus (i) logistics (excluding fuel) and warranty cost and (ii) variable manufacturing and other direct selling costs, adjusted for volume and mix versus budget.
Final STIP Payout Results

Name	Base Salary ($)	x	Target STIP	x	Company Performance	Final STIP Payout ($)
Mary T. Barra	2,100,000		200%		118%	4,956,000
Paul A. Jacobson	1,200,000		125%		118%	1,770,000
Mark L. Reuss	1,350,000		125%		118%	1,991,300
Sterling J. Anderson	1,000,000		125%		118%	1,475,000
Rory V. Harvey	850,000		125%		118%	1,253,800
Long-Term Incentive Compensation
Overview of Pay Mix
Grants made under the LTIP are intended to link the financial interests of NEOs with the long-term interests of shareholders.
When determining grant amounts, the Compensation Committee considers factors such as individual responsibilities, experience, and performance. In addition, the Committee considers relevant market compensation comparison data and input provided by its independent compensation consultant. The structure includes a targeted allocation of 75% PSUs and
25% RSUs. PSUs cliff-vest following a three-year performance period based on the achievement of performance goals and are capped at 200% of target, and RSUs vest ratably over three years.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
2025–2027 LTIP Performance Measures

PSU Performance Measure	Weight	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Leadership Behaviors
Relative TSR(1)	40%	25th Percentile	55th Percentile	75th Percentile and above	Focus on delivering shareholder returns that outperform our OEM peer group
REFINED vs. 2024(2): Relative Operating Cash Flow as a Percentage of Revenue “OCF”	30%	25th Percentile	55th Percentile	75th Percentile and above	Drive focus on cash generation during this critical period of transformation
REFINED vs. 2024(2): Relative EBIT-adjusted Margin	30%	25th Percentile	55th Percentile	75th Percentile and above	Focus on pursuing profitable growth opportunities and driving higher margins on existing revenue bases
(1)Relative TSR component is capped at target if GM’s absolute TSR is negative over the performance period.
(2)These measures have been refined for the 2025-2027 PSUs to be entirely relative.
The 2025–2027 PSUs vest and settle following the completion of the three-year performance period beginning
January 1, 2025, and can be earned at a level between 0 and 200 percent of target.
How We Set LTIP Performance Targets
In prior years, our Compensation Committee set target levels for performance measures with absolute targets based on an evaluation of the Company’s annual budget and long-term business plan and a review of the prior year performance, as well as internal and external information on macroeconomic, regulatory and market conditions, demand expectations, the competitive landscape, supply chain dynamics, and other factors that may influence execution on our strategic priorities and overall performance. For the 2025-2027 PSUs, all three PSU performance measures will be entirely assessed based on performance relative to our OEM peers, with payouts earned as shown above.
To strengthen the link between financial performance and pay outcomes, the payout on the Relative TSR component of our
PSUs is capped at target if GM’s absolute TSR is negative over the performance period. Additionally, for 2025, the
Committee increased the relative TSR percentile required for target payout to the 55th percentile of OEM peers (from the
50th percentile), based on feedback received from shareholders.
2023-2025 LTIP Results
The 2023-2025 PSUs vested on February 7, 2026, at 162% of target, based on Company performance for the three-year performance period beginning January 1, 2023, and ending December 31, 2025, against pre-established performance targets for EBIT-adjusted Margin, Relative TSR, and EV measures. Final LTIP performance approved by the Compensation
Committee is shown below.

PSU Measure	Weight	Threshold	Target	Maximum	Performance Result	Payout
EBIT-adjusted Margin(1)	40%	3.8%	6.0%	7.0%	7.4%	80%
Relative TSR	40%	25th	50th	75th	94th Percentile	80%
		Percentile
EV Measures(2)	20%	(2)			Below target	2%
Performance Payout						162% of Target
(1)Measure adjusted for incentive purposes. For a description of how EBIT-adjusted Margin is calculated, see Appendix A.
(2)EV Measures are comprised of quantitative GMNA EV Volume, GMNA EV Launch Timing, and GMNA EV Launch Quality. The Committee
has determined not to publicly disclose specific performance targets and payout results for these measures, as information regarding our
EV strategy is commercially sensitive and disclosure could be competitively harmful. Performance against these measures was evaluated based on quantitative criteria established at the beginning of the performance period.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Summary of Equity Performance Awards
Each PSU award features a three-year performance period, resulting in overlapping awards that, in aggregate, cover a five-year period. The potential payout for each PSU award ranges from 0 to 200 percent. The table below illustrates the performance period for the three outstanding PSU awards as of 2025 fiscal year end, and the corresponding performance measures and weights.

Award	Performance Period	Performance Measures and Weights	Potential Payouts(1)	Vest Date
				2026	2027	2028

2023-2025 PSUs	3 Years 1/1/2023 to 12/31/2025	40% EBIT-adj Margin 40% Relative TSR 20% EV Measures(2)	0-200% with Payout Cap(3)	2/7/2026 (162% payout)

2024-2026 PSUs	3 Years 1/1/2024 to 12/31/2026	40% Cumulative AAOCF 40% Relative TSR 20% EBIT-adj Margin	0-200% with Payout Cap(3)	2/6/2027

2025-2027 PSUs	3 Years 1/1/2025 to 12/31/2027	40% Relative TSR 30% Relative Operating Cash Flow as a Percentage of Revenue 30% Relative EBIT-adj Margin	0-200% with Payout Cap(3)	2/4/2028

(1)The performance of each PSU award will be measured and determined at the end of the applicable performance period.
(2)EV Measures are comprised of GMNA EV Volume, GMNA EV Launch Timing, and GMNA EV Launch Quality (modifier).
(3)Relative TSR is capped at target if GM’s absolute TSR is negative over the performance period.
Perquisites and Other Compensation
We provide perquisites and other compensation to our NEOs consistent with market practices. The following perquisites and other compensation were provided in 2025:
Personal Air Travel – Due to security concerns identified by an independent, third-party security consultant who was engaged by the Board, Company policy prohibits Ms. Barra and Mr. Reuss from using commercial air travel for business or personal use. As a result, the Company pays the costs associated with both business and personal use of Company aircraft.
Other NEOs may travel on Company aircraft in certain circumstances with prior approval from the CEO or the Senior Vice
President and Chief People Officer. All NEOs, including our CEO, incur imputed income when Company aircraft is used for personal travel and do not receive any tax gross-up payments. Aircraft travel by NEOs for an annual executive physical through the Executive Physical Program (described below) is included under Personal Travel in the “Perquisites and Other
Personal Benefits” table. Certain NEOs, including our CEO, have personal travel caps and are eligible for reimbursement of personal travel pursuant to time-sharing agreements that the Company may enter into from time to time, subject to Federal
Aviation Administration regulations. Our Board of Directors regularly reviews executive officers’ air travel usage and compliance with the Company’s air travel policies and approves any revisions to the air travel policies as needed.
Security – NEOs may receive security services, including home security systems and monitoring, to address specific security-related concerns identified by an independent, third-party security consultant engaged by the Board or our security team. We maintain security staff to help provide all employees with a safe and secure environment, which aligns to and reinforces our safety culture. Our Board of Directors regularly evaluates executive officers’ security policies. An updated security assessment was performed in early 2025 for Ms. Barra and Mr. Reuss, and as a result, heightened security services are expected to be provided in future years.
Company Vehicle Programs – NEOs are eligible to participate in the Executive Company Vehicle Program and may use
evaluation vehicles for the purpose of providing feedback on Company products. In addition, NEOs are eligible to use driver services provided by the Company in accordance with Company policies.

2026 Proxy Statement	55
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Executive Physicals – The health and wellness of our workforce is a priority, and all employees are encouraged to complete an annual physical. NEOs are eligible to receive a comprehensive wellness examination with an approved provider. The cost of meals, lodging, commercial air travel, and ground transportation for NEOs who traveled for an annual executive physical through the Executive Physical Program is included under Executive Physicals in the “Perquisites and Other Personal
Benefits” table. These wellness visits promote employee well-being and enable employees to take appropriate steps in the event of illness or a medical condition that may impact their ability to perform their duties.
Financial Counseling – NEOs are eligible to receive financial counseling, estate planning, and tax preparation services through an approved provider. These services allow our NEOs to focus on Company business and ensure accurate personal tax reporting.
Compensation Decision-Making Process
Roles and Responsibilities
How We Plan Compensation

GM
Management
•Makes recommendations
regarding compensation
structure and design
•Provides input on
performance results
against key business goals
•Provides additional
information as requested
by the Compensation
Committee

Compensation
Committee
•Reviews and approves
plan design, metrics, goals,
and overall incentive
compensation
funding levels
•Reviews and approves
individual targets and
actual compensation for
our most senior leaders
•Ensures compensation
aligns with the Company’s
corporate goals
and objectives

Committee Compensation
Consultant
•Assists with peer group
selection and analysis
•Advises the Compensation
Committee on competitive
benchmarking for pay
levels, practices, and
governance trends
•Reviews and advises on
recommendations, plan
design, and measures

Compensation Committee and Consultant Independence
Our Compensation Committee is composed entirely of independent directors as determined by the Board under NYSE and
SEC rules, and as defined for various regulatory purposes. Under its charter, the Compensation Committee has the authority to hire outside consultants and advisors at the Company’s expense.
For 2025, the Committee retained the services of Semler Brossy Consulting Group LLC (“Semler Brossy”), for advice related to the compensation of NEOs and other executive compensation-related matters. Semler Brossy takes direction from, and is solely responsible to, the Committee and does not provide services to management. In 2025, a representative from Semler
Brossy attended all Committee meetings, either in person or virtually, consulted with and advised the Compensation
Committee members on executive compensation, including the structure and amounts of various pay elements, and developed executive benchmarking data. The Committee is also aided in its deliberations by in-house legal counsel.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
The Committee annually reviews the performance of its compensation consultant and considers the following factors when assessing consultant independence in accordance with NYSE standards:
•Services provided to GM management outside the services provided to the Committee;
•Fees paid as a percentage of the compensation consultant’s total revenue;
•Policies and procedures designed to prevent conflicts of interest;
•Any business or personal relationships between members of the Committee and the compensation consultant;
•GM stock ownership by employees of the compensation consultant; and
•Any business or personal relationships between GM and the compensation consultant.
After reviewing the performance and independence of its consultant, the Committee determined Semler Brossy was independent based on the standards above.
Peer Group
Peer Group for 2025-2027 LTIP Performance
The Compensation Committee uses the following OEMs in the Dow Jones Automobiles & Parts Titans 30 Index as the peer group for evaluating performance under the 2025–2027 PSU awards. These companies represent our global competition and are subject to similar macroeconomic and industry forces. For the 2025–2027 performance period, the Company’s performance under each PSU performance measure is evaluated on a relative basis against this peer group.

Dow Jones Automobiles & Parts Titans 30 Index – OEM Peer Group(1)

Bayerische Motoren Werke AG	Mercedes-Benz Group AG	Suzuki Motor Corporation

Ford Motor Company	Nissan Motor Co., Ltd.	Tesla, Inc.

Honda Motor Co., Ltd.	Renault SA	Toyota Motor Corporation

Hyundai Motor Company	Stellantis NV	Volkswagen AG

Kia Corporation	Subaru Corporation

(1)GM is a member of the Dow Jones Automobiles & Parts Titans 30 Index. Our performance is determined on a continuous ranking for performance relative to the OEM peer group.
Peer Group for Overall Compensation Benchmarking
The Compensation Committee annually reviews its peer group for overall compensation benchmarking comparisons (see table on the following page) and makes updates as needed to align with the established criteria and the Company’s strategy.
We use this peer group to gather competitive market data on executive pay levels, executive compensation program design, and evolving trends in pay practices. This peer group is intended to reflect the full spectrum of industries from which we source talent to support the execution of our transformation strategy. Advancing our strategic priorities — particularly our
S&S and AV strategies — increasingly demands that we recruit technology talent from outside our direct industry. As a result, our peer group includes peers from both our direct industry, as well as from the technology industry with which we increasingly compete for talent. The Committee believes that in order to remain highly competitive and to attract the best talent, it is important to consider this range of peers.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
The Committee considered the following factors when selecting the peer group used to help establish 2025 target compensation levels for our NEOs:

Set an Initial List of Companies Attributes: •Traded on a major U.S. stock exchange •GICS Industry: manufacturers and technology companies	Screen Initial List with Established Financial Criteria Size Screen: •Revenue > $25B Business Screens: •Capital-intensive operations •Significant international revenue
Apply Refining Criteria
to Select the Final
Peer Group
Refining Criteria:
•Technology-focused
•Durable goods
manufacturer
•Strong branded
consumer products
•Comparable revenue
•Comparable market
capitalization
•Comparable R&D as a
percentage of revenue

Peer Group

•3M Company •The Boeing Company •Caterpillar Inc. •Cisco Systems Inc. •Ford Motor Company •Honeywell International Inc.	•HP Inc. •IBM Corporation •Intel Corporation •Johnson & Johnson •Microsoft Corporation •PepsiCo Inc.	•Pfizer Inc. •The Procter & Gamble Company •RTX Corporation •Tesla, Inc.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
How We Use Benchmarking Data to Assess Compensation
We benchmark pay practices and compensation levels against the proxy statement disclosures of our peer group. In addition, we use executive compensation surveys and competitive data to benchmark executive positions and adjust this data to reflect GM’s size and market-expected compensation trends. Furthermore, the Compensation Committee reviews an analysis completed by its independent compensation consultant of the competitive position of each of our executives relative to its benchmark data.
We review each element of total direct compensation (salary, STIP, and LTIP) compared with the market. An individual element or an individual’s total direct compensation may be positioned above or below the market due to a variety of considerations, such as specific responsibilities, experience, performance in role, and pay positioning required to attract and retain top talent needed to execute on our vision during this critical period of transformation.
Compensation Risk Assessment
Annually, the Compensation Committee reviews the potential impact of our compensation programs on organizational risk.
The Committee discusses the compensation programs and risk mitigation features when evaluating whether the programs encourage or reward employees for engaging in excessive, imprudent, inappropriate, or unnecessary risk-taking.
The annual risk review, completed in December 2025, with assistance from our human resources, audit, and legal teams, as well as our independent compensation consultant, involved analyzing our current compensation programs in relation to organizational risk. Our analysis concluded that our compensation programs include the following risk mitigation features:

Mix of Pay Elements	Salary, STIP, PSUs, and RSUs are included in the executive compensation program.

Short-Term and Long-Term Plans	The mix of our short-term and long-term compensation plans appropriately rewards employees while balancing risk through the delayed payment of long-term awards.

Adjustments to Compensation	Maximum payout caps are in place for incentive compensation, and the Compensation Committee has the ability to apply negative discretion.

Compensation Committee Oversight	Our Compensation Committee reviews plan performance and approves all executive compensation plans and payouts.

Multiple Performance Measures	Multiple performance measures work together to balance risk in our incentive compensation plans.

Stock Ownership Requirements	All senior leaders are subject to stock ownership requirements, as described below.

Clawback and Cancellation Provisions	All awards are subject to our Policy on Recoupment of Incentive Compensation, as described below. In addition, cancellation provisions apply to all outstanding STIP and LTIP awards.

In 2025, the Compensation Committee determined that our compensation programs have sufficient risk mitigation features and do not encourage or reward employees for engaging in excessive, imprudent, inappropriate, or unnecessary risk-taking.
Based on the Committee’s review, it was determined our compensation programs are low risk.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Compensation Policies and Governance Practices
Stock Ownership Requirements
The Company requires our senior leaders to own GM stock to align their interests with those of our shareholders. Our stock ownership requirements:
•Cover all senior leaders
•Establish a multiple of each executive’s salary
•Set a five-year time frame to meet ownership requirements
•Require senior leaders to continually hold shares to maintain ownership requirements
•Allow the opportunity to own either a required number of shares or the total dollar value of shares to meet ownership requirements
•Count only actual share holdings and unvested RSUs (i.e., excludes stock options and unvested PSUs)
•Include ongoing refreshment of stock ownership requirements after each five-year requirement is met
The table below shows the stock ownership requirement by level in the Company. As of December 31, 2025, all NEOs who remain employed by the Company have met or are on track to meet stock ownership requirements by their respective deadlines.
Stock Ownership Covers All Senior Leaders

33.9 times annual salary The value of GM common stock and unvested RSUs held by GM’s Chair and CEO, Mary T. Barra, as of March 31, 2026

Policy on Recoupment of Incentive Compensation
Under our Policy on Recoupment of Incentive Compensation (available on our website at
investor.gm.com/governanceandsustainability), the Compensation Committee is empowered to recoup (“clawback”)
compensation paid to executive officers and other executives under its purview. In the event of employee misconduct that causes specified financial or reputational damage, a materially inaccurate performance calculation, or an accounting restatement, the Committee may seek to clawback paid incentive compensation. The Committee may also cancel outstanding equity-based awards granted to any covered employee if that employee engages in conduct detrimental to the
Company. This policy was expanded in 2020 to cover additional executives and scenarios of misconduct beyond only an accounting restatement. The policy was further updated in 2023 to expand the definition of an accounting restatement to cover material non-compliance with any financial reporting requirement in accordance with securities laws and NYSE listing standards.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation

	Clawback Policy	Cancellation and Clawback Due to Violation of Non-Compete and Non-Solicitation Terms	Cancellation of Unvested and Outstanding Awards

Covered Population	Executive officers and other executives under the purview of the Compensation Committee	Approximately 250 senior leaders	All employees that receive awards through STIP or LTIP

Event Applicable	Following employee misconduct that causes specified financial or reputational damage, a materially inaccurate performance calculation, or an accounting restatement, as defined by the policy	Employee violates non-compete or non-solicitation terms	Employee engages in conduct deemed detrimental to the Company

Awards Subject to Cancellation, Forfeiture, and/or Recoupment	STIP, PSUs, RSUs, and Stock Options	PSUs, RSUs, and Stock Options	STIP, PSUs, RSUs, and Stock Options

Trading GM Securities
We maintain an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees, certain of such persons’ family members, and GM contractors and consultants who have access to material nonpublic information concerning GM (collectively, “Insiders”), as well as by the Company, that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards.
Any sale or purchase of common stock by directors, executive officers, and all other senior leaders must be made during pre-established periods after receiving preclearance by a member of the GM legal staff or pursuant to a pre-approved and pre-established Rule 10b5-1 trading plan. A copy of our Insider Trading Policy is included as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Trading in GM derivatives (i.e., puts or calls), engaging in short sales or otherwise engaging in hedging activities, and pledging of GM securities is prohibited for all Insiders. This policy is posted on our website at
investor.gm.com/governanceandsustainability.
Policies and Practices Related to Timing of Equity Awards
The Committee does not take into account material non-public information when determining the timing or terms of equity awards, nor does the Committee time disclosure of material non-public information for the purpose of affecting the value of executive compensation. The Company has not awarded stock options (or similar awards) since fiscal 2023.
Tax Considerations
The Tax Cuts and Jobs Act enacted on December 22, 2017, modified IRC Section 162(m) to, among other things, limit the federal tax deduction for annual individual compensation paid to $1 million for NEOs beginning with the 2018 tax year.
Previously, compensation paid in excess of $1 million could be deducted if it was performance-based. The Committee continues to closely align executive pay with performance, regardless of the performance-based exception being removed under IRC Section 162(m).
Employment and Termination Agreements
The Company has no employment or pre-defined termination agreements with any of our 2025 NEOs. All NEOs participate in the General Motors LLC U.S. Executive Severance Program (the “Executive Severance Program”) included as an exhibit to the Company’s 2025 Form 10-K.

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on that review and discussion, has recommended to the Board of Directors that the Compensation Discussion and
Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on January 27, 2026.

Compensation Committee

Devin N. Wenig (Chair) Wesley G. Bush	Joseph Jimenez Patricia F. Russo

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ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Executive Compensation Tables
Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Nonequity Incentive Plan Compensation(4) ($)	Change in Pension Value and NQ Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
Mary T. Barra Chair and Chief Executive Officer	2025	2,100,000	21,623,970	—	4,956,000	—	1,215,898	29,895,868
	2024	2,100,000	19,500,028	—	6,668,000	—	1,228,609	29,496,637
	2023	2,100,000	14,625,000	4,875,013	5,250,000	—	997,392	27,847,405
Paul A. Jacobson Executive Vice President and Chief Financial Officer	2025	1,200,000	10,606,107	—	1,770,000	—	263,870	13,839,977
	2024	1,200,000	9,300,002	—	2,381,400	—	232,005	13,113,407
	2023	1,000,000	6,187,500	2,062,503	1,687,500	—	186,421	11,123,924
Mark L. Reuss President	2025	1,350,000	14,892,221	—	1,991,300	—	1,074,469	19,307,990
	2024	1,350,000	13,962,535	—	2,679,100	—	465,362	18,456,997
	2023	1,350,000	10,471,875	3,490,634	2,109,400	22,215	522,168	17,966,292
Sterling J. Anderson Executive Vice President, Global Product and Chief Product Officer	2025	583,333	35,125,345	—	4,475,000	—	95,285	40,278,963
Rory V. Harvey Executive Vice President and President, Global Markets	2025	850,000	7,298,149	—	1,253,800	209,853	187,293	9,799,095
	2024	850,000	7,087,519	—	1,718,100	—	153,808	9,809,427
(1)Titles reflect position as of December 31, 2025. Mr. Harvey was not a NEO in 2023. Mr. Anderson was appointed in May 2025 and was not an NEO in 2024 and 2023.
(2)Stock Awards displays the grant date fair values of PSUs and RSUs issued under the LTIP, computed in accordance with Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The PSU awards below will vest based on
GM’s performance against Relative TSR, OCF, and Relative EBIT-adjusted Margin. The fair value of the non-TSR PSUs is based on the closing stock price on the date of grant. The assumptions used for the Monte Carlo valuation of the Relative TSR portion of the PSUs are summarized below:

Grant Date	Stock Price	Implied Volatility	Risk-Free Interest Rate	Valuation Price	Valuation Price as a Percent of Target
2/4/2025	$48.57	34%	4.25%	$53.38	109.9%
7/29/2025	$52.11	32%	3.84%	$56.85	109.1%
There is no dividend yield, as dividends are assumed to be reinvested for the TSR calculation. The maximum award for PSUs for the
2025–2027 performance period is 200% of PSUs granted. If the maximum level of performance is achieved, the grant date fair values for the PSUs granted on 2/4/2025 would be $32,747,884 (Ms. Barra), $16,062,142 (Mr. Jacobson), $22,553,146 (Mr. Reuss), and
$11,052,534 (Mr. Harvey). If the maximum level of performance is achieved, the grant date fair value for the PSUs granted on 7/29/2025 would be $21,375,574 for Mr. Anderson.
(3)Option Awards displays the grant date fair value of stock options issued under the LTIP, computed in accordance with FASB ASC Topic
718 using a Black-Scholes valuation. No stock options were granted to NEOs in 2024 and 2025.
(4)All NEOs were eligible for a payment under the STIP for 2025 performance based on the Company’s achievement of annual performance goals. For Mr. Anderson, includes $3,000,000 in performance cash that vested on December 15, 2025, based on achievement of individual goals.
(5)These amounts represent the actuarial change in the present value of the NEO’s accrued benefit for 2025 attributed to year-over-year variances in applicable discount rates, lump sum interest rates, mortality rates, and employer contributions to tax-qualified and non-tax-
qualified plans, as described in “Pension Benefits” on page 66. The Company does not credit interest at above-market rates to any deferred retirement accounts, and no interest amounts are included in these totals. In 2025, the actuarial present value decreased in the amount of $69,758 (Ms. Barra) and $11,009 (Mr. Reuss). Messrs. Jacobson, Anderson and Harvey are not eligible to participate in the GM
Salaried Retirement Plan (“SRP”) and GM Executive Retirement Plan (“DB ERP”) based on their respective dates of service. Mr. Harvey participates in the Vauxhall Motors Pension Plan (“UK VML Plan”), but is not eligible to participate in the SRP or DB ERP.

2026 Proxy Statement	63
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
(6)The amounts included as All Other Compensation are described in the table below.
All Other Compensation

	M.T. Barra ($)	P.A. Jacobson ($)	M.L. Reuss ($)	S.J. Anderson ($)	R.V. Harvey ($)
Perquisites and Other Personal Benefits(1)	539,764	42,516	735,414	38,594	28,143
Employer Contributions to Savings Plans(2)	652,080	215,256	322,746	55,833	153,724
Life and Other Insurance Benefits(3)	24,054	6,098	15,309	858	5,426
Other(4)	—	—	1,000	—	—
Total	1,215,898	263,870	1,074,469	95,285	187,293
(1)The amounts included as Perquisites and Other Personal Benefits are described in the table below.
(2)Includes employer contributions to tax-qualified and non-tax-qualified savings and retirement plans during 2025.
(3)Includes premiums paid by the Company for Group Variable Universal Life insurance for executives. For Ms. Barra, the amount also includes premiums paid by the Company for providing personal accident insurance for members of the Board. NEOs are responsible for any ordinary income taxes resulting from the cost of Company-paid premiums.
(4)Reflects patent awards granted to Mr. Reuss during 2025.
Perquisites and Other Personal Benefits

	M.T. Barra ($)	P.A. Jacobson ($)	M.L. Reuss ($)	S.J. Anderson ($)	R.V. Harvey ($)
Personal Travel(1)	354,089	—	267,734	—	—
Security(2)	154,941	—	431,425	—	—
Company Vehicle Programs(3)	15,743	27,882	16,910	13,404	—
Executive Physical(4)	4,631	14,634	6,542	—	17,783
Financial Counseling(5)	10,360	—	10,360	5,934	10,360
Other(6)	—	—	2,443	19,256	—
Total	539,764	42,516	735,414	38,594	28,143
(1)Personal travel, pursuant to Company policy as discussed on page 54, includes incremental costs (fuel, flight crew expenses, landing fees, ground transportation fees, and other miscellaneous variable expenses) associated with aircraft use.
(2)Includes the incremental cost of providing security services and residential security system monitoring for Ms. Barra and Mr. Reuss as recommended by an independent third-party security consultant and our security team. Mr. Reuss’ amount for the year also reflects one‑time costs associated with upgrades to his residential security systems. For security personnel employed by the Company, the cost is the actual incremental cost of expenses incurred by the applicable security personnel. Total salary, wages, and benefits are not allocated as the Company already incurs these costs for business purposes.
(3)Includes the cost of providing cars, drivers, and the estimated annual lease value of Company vehicles, inclusive of fuel and insurance, driven by NEOs. The annual lease value is included because it is more reflective of the value of the Company vehicle perquisite than of the Company’s incremental costs, which are generally significantly lower because the Company manufactures and ordinarily disposes of
Company vehicles for a profit, resulting in minimal incremental costs, if any. Taxes related to imputed income are the responsibility of each participant.
(4)Reflects costs associated with executive physicals with an approved provider as discussed on page 55.
(5)Reflects costs associated with financial counseling and estate planning services with an approved provider.
(6)Reflects costs associated with housing for Mr. Anderson, and event tickets for Messrs. Anderson and Reuss. Occasionally, unused tickets from sponsorship agreements are made available for personal use. Tickets are included in sponsorship agreements and typically result in no incremental costs to the Company. In 2025, there were incremental costs associated with the personal use of tickets to GM-
sponsored events. Occasionally, limited souvenirs may be included as part of a sponsorship agreement and no incremental costs are incurred by the Company.

64
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Grants of Plan-Based Awards
STIP awards for the 2025 performance year were made under the terms of the General Motors Company 2017 Short-Term
Incentive Plan. Equity awards granted to each NEO were made under the terms of the General Motors Company 2020
Long-Term Incentive Plan. PSUs vest and deliver at the end of the performance period and can be earned at a level between
0 and 200 percent of target. PSUs are based on the achievement of performance conditions relating to Relative TSR, OCF, and Relative EBIT-adjusted Margin over a three-year performance period from January 1, 2025, to December 31, 2027.
RSUs vest ratably over a three-year period.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(1)	Maximum (#)
Mary T. Barra	STIP	1/1/2025	12/12/2024	52,500	4,200,000	8,400,000
	PSU	2/4/2025	12/12/2024				48,641	324,275	648,550			16,373,942
	RSU	2/4/2025	12/12/2024							108,092		5,250,028
Paul A. Jacobson	STIP	1/1/2025	12/12/2024	18,750	1,500,000	3,000,000
	PSU	2/4/2025	12/12/2024				23,857	159,049	318,098			8,031,071
	RSU	2/4/2025	12/12/2024							53,017		2,575,036
Mark L. Reuss	STIP	1/1/2025	12/12/2024	21,094	1,687,500	3,375,000
	PSU	2/4/2025	12/12/2024				33,499	223,325	446,650			11,276,573
	RSU	2/4/2025	12/12/2024							74,442		3,615,648
Sterling J. Anderson	STIP	6/2/2025	1/7/2025	15,625	1,250,000	2,500,000
	Performance Cash(3)	6/2/2025	1/7/2025	—	3,000,000	3,000,000
	PSU	7/29/2025	1/7/2025				61,349	408,991	817,982			21,687,791
	RSU	7/29/2025	1/7/2025							257,869		13,437,554
Rory V. Harvey	STIP	1/1/2025	12/12/2024	13,281	1,062,500	2,125,000
	PSU	2/4/2025	12/12/2024				16,416	109,443	218,886			5,526,267
	RSU	2/4/2025	12/12/2024							36,481		1,771,882
(1)Mr. Anderson was granted a PSU grant with different metrics than those detailed above in the amount of 211,092 shares. Vesting and performance will be tied to the non-TSR metrics of the 2024-2026 PSU grant (which is scheduled to vest February 2027, based on attainment of the applicable performance metrics).
(2)This column shows the aggregate grant date fair value of equity awards granted to the NEOs in 2025. The aggregate grant date fair value is the amount that the Company expects to expense in its financial statements over the vesting schedule. All grant date fair values have been computed in accordance with FASB ASC Topic 718.
(3)Represents a performance cash award that vested on December 15, 2025, based on achievement of individual goals. Refer to page 48 for further description of Mr. Anderson’s new hire awards.

2026 Proxy Statement	65
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Mary T. Barra	2/4/2025	—	—		—	—	108,092	(2)	8,790,041	324,275	(7)	26,370,043	(9)
	2/6/2024	—	—		—	—	85,459	(3)	6,949,526	337,863	(8)	27,475,019	(10)
	2/7/2023	244,914	122,457	(4)	41.40	2/7/2033	521,778	(5)	42,430,987
Paul A. Jacobson	2/4/2025	—	—		—	—	53,017	(2)	4,311,342	159,049	(7)	12,933,865	(9)
	2/6/2024	—	—		—	—	40,757	(3)	3,314,359	161,135	(8)	13,103,498	(10)
	2/7/2023	103,618	51,808	(4)	41.40	2/7/2033	220,753	(5)	17,951,634
Mark L. Reuss	2/4/2025	—	—		—	—	74,442	(2)	6,053,623	223,325	(7)	18,160,789	(9)
	2/6/2024	—	—		—	—	61,191	(3)	4,976,052	241,918	(8)	19,672,772	(10)
	2/7/2023	175,365	87,682	(4)	41.40	2/7/2033	373,607	(5)	30,381,721
Sterling J. Anderson	7/29/2025	—	—		—	—	257,869	(6)	20,969,907	408,991	(7,8)	33,259,148	(11)
Rory V. Harvey	2/4/2025	—	—		—	—	36,481	(2)	2,966,635	109,443	(7)	8,899,905	(9)
	2/6/2024	—	—		—	—	31,061	(3)	2,525,881	122,800	(8)	9,986,096	(10)
	7/3/2023	—	—		—	—	152,459	(5)	12,397,966
	2/7/2023	—	5,652	(4)	41.40	2/7/2033	24,083	(5)	1,958,430
(1)The awards are valued based on the closing price of GM common stock on the NYSE on December 31, 2025, which was $81.32.
(2)RSU awards granted on February 4, 2025, and vest ratably each February 4 of 2026, 2027, and 2028.
(3)RSU awards granted on February 6, 2024, and vest ratably each February 6 of 2025, 2026, and 2027.
(4)Stock options granted on February 7, 2023, and vest ratably each February 7 of 2024, 2025, and 2026.
(5)2023-2025 PSU awards granted on February 7, 2023, and July 3, 2023, cliff-vested on February 7, 2026, upon determination of results for the performance period January 1, 2023-December 31, 2025. The final performance of the 2023-2025 PSU award was 162% and is discussed on page 53.
(6)Mr. Anderson was granted two RSU awards on July 29, 2025. One award shares the same vest dates as the annual grant as described in footnote 2 in the amount of 21,989 shares per vest. The second award covering 191,902 shares will vest in equal installments on July 29 of 2026 and 2027.
(7)2025-2027 PSU awards granted on February 4, 2025, and July 29, 2025, cliff-vest on February 4, 2028, upon determination of results for the performance period January 1, 2025-December 31, 2027.
(8)2024-2026 PSU awards granted on February 6, 2024, and July 29, 2025, cliff-vest on February 6, 2027, upon determination of results for the performance period January 1, 2024-December 31, 2026.
(9)Assumes target-level payout of PSU awards. The number of shares (and market value of such shares) for maximum-level payout with respect to unvested 2025-2027 PSUs granted on February 4, 2025, outstanding as of December 31, 2025, for Ms. Barra is 648,550
($52,740,086); for Mr. Jacobson is 318,098 ($25,867,729); for Mr. Reuss is 446,650 ($36,321,578); and for Mr. Harvey is
218,886 ($17,799,810).
(10)Assumes target-level payout of PSU awards. The number of shares (and market value of such shares) for maximum-level payout with respect to unvested 2024-2026 PSUs granted on February 6, 2024, outstanding as of December 31, 2025, for Ms. Barra is 675,726
($54,950,038); for Mr. Jacobson is 322,270 ($26,206,996); for Mr. Reuss is 483,836 ($39,345,544); and for Mr. Harvey is
245,600 ($19,972,192).
(11)Assumes target-level payout of PSU awards. The number of shares (and market value of such shares) for maximum-level payout with respect to unvested 2024-2026 and 2025-2027 PSUs granted on July 29, 2025, outstanding as of December 31, 2025, for Mr. Anderson is 422,184 ($34,332,003) and 395,798 ($32,186,293), respectively.

66
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Option Exercises and Stock Vested

	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mary T. Barra	1,214,048	27,005,289	272,271	12,925,997
Paul A. Jacobson	—	—	104,545	4,965,392
Mark L. Reuss	307,570	8,453,759	147,868	7,023,986
Sterling J. Anderson	—	—	—	—
Rory V. Harvey	16,711	178,761	26,567	1,267,397
(1)The aggregate dollar value realized upon exercise is computed by multiplying the number of shares at exercise by the difference between the market price of GM common stock and the exercise price of the options.
(2)The aggregate dollar value realized upon vesting is computed by multiplying the number of shares vested by the closing price of
GM common stock on the vesting date.
Pension Benefits
GM Salaried Retirement Plan
Eligibility and Vesting: The SRP is a funded, tax-qualified retirement plan that covers eligible employees hired prior to
January 1, 2007. Employees who commenced service on or after January 1, 2007, are eligible to participate only in DC plans.
Employees are vested in the SRP after five years of qualifying service. The plan permitted employee contributions, which vested immediately, until December 31, 2006. All DB accruals were frozen on September 30, 2012, with service continuing towards eligibility to retire.
Benefit Formula:
Service Prior to January 1, 2001: The plan provided benefits on both a contributory and noncontributory formula. The contributory formula factors the contributions of the employee and earnings for each fiscal year. The formulas were frozen effective December 31, 2006, and effective January 1, 2007, employees continued to participate in the SRP under a new formula that provided a pension accrual equal to 1.25 percent of the employee’s eligible earnings up to the IRS-prescribed limits for tax-qualified plans. The 1.25 percent accruals were frozen September 30, 2012.
Service from January 1, 2001, to December 31, 2006: The plan provided benefits under a cash balance formula with pay credits based on age through December 31, 2006, when the formula was frozen, with balances continuing to earn interest credits thereafter.
Time and Form of Payment: For employees hired prior to January 1, 2001, the accumulated benefit an employee earns over his or her career with the Company is payable starting after retirement. Normal retirement age is defined as age 65.
Employees who commenced service prior to 1988 may elect early retirement after 30 years of credited service or 85 points, based on combined age and service, or age 60 and 10 or more years of service, with certain age-reduction factors applied.
As of December 31, 2025, Ms. Barra and Mr. Reuss were eligible for early retirement. The plan also provides Social Security supplements for those hired prior to 1988. For employees hired on or after January 1, 1988, and prior to December 31, 2000,
Social Security supplements are not payable and age-reduction factors are greater for retirements prior to age 62. The plan provides a single-life annuity, a spousal joint and survivor annuity, a contingent annuitant optional form of payment, or a
100 percent lump sum option. For employees hired from January 1, 2001, to December 31, 2006, the plan provides a single-life annuity, a contingent annuitant optional form of payment, or a 100 percent lump sum option.
Tax Code Limitations on Benefits: Section 415(b)(1)(A) of the IRC limits the benefits payable under the SRP. For 2025, the maximum single life annuity an NEO could have received under these limits was $280,000 per year. This ceiling is actuarially adjusted in accordance with IRS rules to reflect employee contributions, actual forms of distribution, and actual retirement dates.

2026 Proxy Statement	67
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
GM Executive Retirement Plan
Eligibility and Vesting: The DB ERP is an unfunded, non-tax-qualified retirement plan that covers eligible executives to provide retirement benefits above amounts available under our other pension programs.
Benefit Formula:
Service Prior to January 1, 2007: The supplemental pension equals the greater of (a) 2 percent of the average monthly salary multiplied by all years of contributory service less the sum of all benefits payable under the SRP plus the maximum
Social Security benefit as of January 2007 multiplied by all years of contributory service or (b) 1.5 percent of the average monthly salary plus STIP compensation multiplied by all years of contributory service, up to a maximum of 35 years, less the sum of all benefits payable under the SRP plus 100 percent of the maximum Social Security benefit as of January 2007. In both cases, the salary and STIP payments are determined using the highest 60 months out of the last 120 months as of
December 31, 2006. These DB accruals were frozen on December 31, 2006, with service continuing towards eligibility to retire.
Service from January 1, 2007, to September 30, 2012: For employees hired prior to January 1, 2001, the supplemental pension equals 1.25 percent of annual salary plus short-term incentive payments and is applicable to amounts in excess of the IRS-prescribed limit applicable to tax-qualified plans. These DB accruals were frozen on September 30, 2012, with service continuing towards eligibility to retire.
Time and Form of Payment: Normal retirement age under the plan is age 65; however, employees who commenced service prior to January 1, 2007, may retire at age 60 with 10 or more years of service without any reduction in benefits. Employees may also retire at age 55 with 10 or more years of service with benefits reduced using the same factors as are utilized for early retirement under the SRP. As of December 31, 2025, Ms. Barra and Mr. Reuss were eligible for early retirement. The
DB ERP is payable as a five-year certain annuity, with payments starting upon the retirement of the executive and continuing for 60 months.
UK VML Pension Plan
Eligibility and Vesting: The Vauxhall Motors Pension Plan (“UK VML Plan”) is a funded defined benefit plan which was open to all GM United Kingdom employees prior to October 2012, when it closed to new entrants.
Time and Form of Payment: Normal retirement age under the plan is age 65. Deferred members can take their pension from age 55 subject to a reduction, using the plan’s early retirement factors.

68
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
The table below reflects pension benefits as of December 31, 2025, provided by the respective plans.

Name	Plan Name	Number of Years of Eligible Credited Service as of December 31, 2025(1)	Present Value of Accumulated Benefits(2) ($)	Payments During Last Fiscal Year ($)
Mary T. Barra	SRP	43.3	1,093,571	—
	DB ERP	43.3	812,405	—
Paul A. Jacobson(3)	—	—	—	—
Mark L. Reuss	SRP	38.8	973,912	—
	DB ERP	38.8	558,824	—
Sterling J. Anderson(3)	—	—	—	—
Rory V. Harvey(4)	VML Plan (UK)	27.9	1,464,753	—
(1)Eligible service recognizes credited service under the frozen qualified SRP in addition to future service to determine retirement eligibility.
(2)The present value of the SRP benefit amount shown takes into consideration the ability to elect a joint and survivor annuity form of payment as well as the ability to elect to receive the annuity as a lump sum. For SRP and DB ERP benefits, the present value represents the value of the benefit payable at age 60 (or immediately if over age 60). Present values shown here are based on the mortality and discount rate assumptions used in the December 31, 2025, FASB ASC Topic 715, “Compensation-Retirement Benefits,” except where needed to meet proxy statement requirements. The discount rate used for calculations as of December 31, 2025, for the SRP is 5.46%
and for the DB ERP is 4.83%.
(3)Messrs. Jacobson and Anderson are only eligible to participate in the DC ERP plan offered by the Company based on their date of service.
(4)Mr. Harvey participates in the UK VML Plan and DC ERP, but is not eligible to participate in the SRP or DB ERP.

2026 Proxy Statement	69
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Nonqualified Deferred Compensation Plan
The Defined Contribution Executive Retirement Plan (“DC ERP”) allows for the equalization of benefits for highly compensated salaried employees under the Retirement Savings Plan when such employees’ contribution and benefit levels exceed the maximum limitations on contributions and benefits imposed by Section 2004 of Employment Retirement Income
Security Act of 1974, commonly known as ERISA, as amended, and Sections 401(a)(17) and 415(c)(1)(A) of the IRC, as
amended. The DC ERP is maintained as an unfunded plan, and we bear all expenses for administration of the plan and payment of amounts to participants.
Aggregate account balances disclosed below include both vested and unvested contributions made by the Company.
Contributions made prior to 2007 vested immediately. Contributions made between January 1, 2007, and
September 30, 2012, vest when the participant attains age 55 with 10 years of service, and the benefit is payable as a five-year certain annuity with payments starting upon the retirement of the executive and continuing for 60 months.
Contributions made on or after October 1, 2012, vest when the participant attains three years of service, regardless of age, and the benefit is payable as a 100 percent lump sum upon the retirement of the executive.
The table below reflects December 31, 2025, balances for the DC ERP and any contributions, earnings, or withdrawals during the year.

Name	Plan	Executive Contributions in the Last Fiscal Year ($)	Registrant Contributions in the Last Fiscal Year(1) ($)	Aggregate Earnings in the Last Fiscal Year(2) ($)	Aggregate Withdrawals and Distributions ($)	Aggregate Balance at 2025 Fiscal Year End(3) ($)
Mary T. Barra	DC ERP	—	631,080	1,047,306	—	8,816,713
Paul A. Jacobson	DC ERP	—	189,256	127,021	—	900,579
Mark L. Reuss	DC ERP	—	307,734	577,915	—	4,262,602
Sterling J. Anderson	DC ERP	—	29,167	401	—	29,568
Rory V. Harvey	DC ERP	—	131,224	75,820	—	597,544
(1)The amounts shown are included in All Other Compensation in the Summary Compensation Table.
(2)The amounts shown are not reported in Change in Pension Value and Nonqualified Deferred Compensation Earnings in the Summary
Compensation Table because we do not pay above-market earnings on deferred compensation in retirement plans.
(3)The following amounts have been included in the Summary Compensation Table in prior years: $4,886,304 (Ms. Barra),
$511,354 (Mr. Jacobson), $2,317,301 (Mr. Reuss), and $113,328 (Mr. Harvey).

70
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Potential Payments Upon Termination
The Company does not maintain individual employment agreements with any NEO that provide guaranteed payments in the event of a termination of employment or change in control. In the event that an NEO’s position with the Company is eliminated, including the elimination of the NEO’s position as a result of a change in control, the NEO would be eligible for a severance payment under the Executive Severance Program.
The table below shows the potential payments to each NEO assuming a termination of employment on December 31, 2025, due to the following events: voluntary separation or termination for cause, qualifying termination under the Executive Severance
Program, full career status retirement, disability, death, or change in control with termination of employment. Each of the separation events is described in more detail below. These provisions are generally applicable to participants in each of the respective plans and are not reserved only for NEOs. The payments below are in addition to the present value of the accumulated benefits from each NEO’s qualified and nonqualified pension plans shown in the “Pension Benefits” table on page
66 and the aggregate balance due to each NEO that is shown in the Nonqualified Deferred Compensation Plan table above.
For purposes of the following table, the Company describes these terminations and potential payments:
Voluntary Separation or Termination for Cause — A voluntary separation occurs when an executive voluntarily terminates employment with the Company. A full career status retirement receives different treatment, as discussed below. A termination for cause occurs when an executive is dismissed from employment by the Company for cause, which is considered to include, but is not limited to, the executive’s gross negligence, willful misconduct, or violation of state or federal securities laws. Under each of these scenarios, the executive generally forfeits all outstanding equity awards and is not eligible for any award or payment under the STIP.
Executive Severance Program — A separation occurs when an executive’s position is eliminated, or the Company and an executive agree to mutually end the employment relationship. An executive will be eligible to receive a severance payment from the Company calculated based on his or her position and reflected as a multiple of salary, Consolidated Omnibus
Budget Reconciliation Act of 1985 (“COBRA”) premiums, and a STIP award at target. An executive may receive cash payments of the value of the equity awards that are scheduled to vest within the next year after separation at the time of vesting. Unvested stock options are usually forfeited. An executive is also eligible for outplacement assistance based on position. All potential payments are contingent upon the executive entering into a mutual separation agreement.
Full Career Status Retirement — A full career status retirement occurs when an executive reaches the age of 55 with 10 or more years of continuous service with the Company, or reaches the age of 62 or older, at which time the executive voluntarily separates from the Company. An executive who enters into a separation or severance agreement cannot also elect full career status retirement.
In the event of a full career status retirement, the executive is generally eligible for a prorated STIP award based on his or her retirement date in the performance year and once final performance has been determined. RSUs granted in the year of the retirement date are prorated based on the retirement date and continue to vest in accordance with the vesting schedule. RSUs granted prior to the year of the retirement date will continue to vest in accordance with the vesting schedule. PSUs granted in the year of the retirement date are prorated based on the retirement date, and will be adjusted for final Company performance and be settled following approval of such performance. PSUs granted prior to the year of the retirement date will remain outstanding until the end of the performance period, at which time they will be adjusted for final
Company performance and be settled following approval of such performance. Stock options granted in the year of the retirement date are prorated based on the retirement date, and continue to vest in accordance with the vesting schedule.
Stock options granted prior to the year of the retirement date will continue to vest in accordance with the vesting schedule.
Disability — Disability occurs when an executive terminates employment by reason of his or her inability to engage in any gainful activity due to a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. The executive is eligible for a full-year STIP award related to the year in which termination occurs once final Company performance has been determined. RSUs will continue to vest in accordance with the vesting schedule. PSUs will remain outstanding until the end of the performance period, at which time they will be adjusted for final Company performance and be settled following approval of such performance.
Stock options will continue to vest in accordance with the vesting schedule.

2026 Proxy Statement	71
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Death — Following the death of an executive, the beneficiary of the executive is eligible to receive the full-year STIP award subject to adjustment for final Company performance. RSUs immediately vest in full and are settled within 90 days of death.
PSUs will remain outstanding until the end of the performance period, at which time they will be adjusted for final Company performance and be settled following approval of such performance. Stock options immediately vest upon death.
Change in Control (Double Trigger) — In the event of a termination of employment resulting from a change in control, an executive will be eligible for severance under the Executive Severance Program that provides a severance payment based on position and a multiple of salary and COBRA premiums. An executive will also receive a STIP award at target and the STIP award for the prior year if such award has been determined but not paid. If the STIP award for the prior year has not been determined, the award shall be determined at target and paid. All RSU awards will generally vest and become payable immediately prior to the change in control. For PSUs, the performance period will end immediately prior to the change in control and awards will be determined based on actual performance and converted to a time-based award. Stock options immediately vest, are exercisable upon termination as a result of a change in control, and remain exercisable until the earlier of the expiration of its full specified term or the first anniversary date of such termination.

72
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Amounts shown below are calculated by assuming that the relevant employment termination event occurred on
December 31, 2025.

Name	Compensation Element(1)(2)(3)	Voluntary Separation or Termination for Cause ($)	Executive Severance Program ($)	Retirement(4) ($)	Disability ($)	Death ($)	Change in Control with Termination ($)
Mary T. Barra	Cash	—	4,250,322	—	—	—	4,235,322
	STIP	—	4,200,000	4,956,000	4,956,000	4,956,000	4,200,000
	LTIP	—	53,724,315	116,904,099	116,904,099	116,904,099	116,904,099
	Total	—	62,174,637	121,860,099	121,860,099	121,860,099	125,339,421
Paul A. Jacobson	Cash	—	1,840,081	—	—	—	1,825,081
	STIP	—	1,500,000	—	1,770,000	1,770,000	1,500,000
	LTIP	—	23,114,197	—	53,682,873	53,682,873	53,682,873
	Total	—	26,454,278	—	55,452,873	55,452,873	57,007,954
Mark L. Reuss	Cash	—	2,074,061	—	—	—	2,059,061
	STIP	—	1,687,500	1,991,250	1,991,250	1,991,250	1,687,500
	LTIP	—	38,387,928	82,745,222	82,745,222	82,745,222	82,745,222
	Total	—	42,149,489	84,736,472	84,736,472	84,736,472	86,491,783
Sterling J. Anderson	Cash	—	1,535,631	—	—	—	1,520,631
	STIP	—	1,250,000	—	1,475,000	1,475,000	1,250,000
	LTIP	—	15,605,470	—	54,229,055	54,229,055	54,229,055
	Total	—	18,391,101	—	55,704,055	55,704,055	56,999,686
Rory V. Harvey	Cash	—	1,321,926	—	—	—	1,306,926
	STIP	—	1,062,500	1,253,750	1,253,750	1,253,750	1,062,500
	LTIP	—	16,833,937	38,960,541	38,960,541	38,960,541	38,960,541
	Total	—	19,218,363	40,214,291	40,214,291	40,214,291	41,329,967
(1)Cash amounts shown for Executive Severance Program are based on (i) involuntary termination due to role elimination as a result of a reduction in force or a reorganization or a staffing reduction not in connection with a Change in Control or (ii) a mutual agreement to terminate employment not in connection with a Change in Control, and Change in Control with Termination is based on severance pay under the Executive Severance Program. Payments include 2X salary for the CEO and 1.5X salary for all other NEOs. Under the Executive
Severance Program, the CEO is eligible for a cash payment equal to 24 months of COBRA premiums and the other NEOs are eligible for a cash payment equal to 18 months of COBRA premiums. There are no cash payments due upon Voluntary Separation or Termination for
Cause, Retirement, Disability, or Death.
(2)STIP amounts shown under Retirement, Disability, and Death are based on final Company performance. STIP amounts shown for
Executive Severance Program and Change in Control with Termination reflect target-level performance. Executives forfeit STIP awards for Voluntary Separation or Termination for Cause.
(3)LTIP amounts shown reflect the value of any unvested RSU awards, PSU awards, and stock options that may vest upon termination. The value of the awards is based on the closing price of GM common stock on December 31, 2025, of $81.32. Under the Executive Severance
Program, structure equity awards are delivered in cash once vested; the value displayed reflects the value of awards that would be subject to payment based on awards outstanding as of December 31, 2025.
(4)Ms. Barra, Mr. Reuss, and Mr. Harvey were eligible for full career status retirement as of December 31, 2025.

2026 Proxy Statement	73
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
CEO Pay Ratio
Our CEO, who leads our global workforce of 155,000 employees (94,000 located in the United States and 61,000 non-U.S.
employees) as of December 31, 2025, earned $29,895,868 in total compensation in 2025 as reported in the Summary
Compensation Table.
To identify our new median employee for 2025, we:
1.Excluded all employees (5,469) in the following 28 countries under the SEC’s 5 percent de minimis exemption: Argentina
(913), Australia (200), Chile (202), China (734), Colombia (411), Ecuador (81), Egypt (595), France (20), Germany (108),
India (335), Indonesia (8), Ireland (356), Israel (347), Italy (1), Japan (37), New Zealand (21), Peru (41), Philippines (607),
Singapore (3), South Africa (4), Sweden (8), Switzerland (126), Taiwan (9), Thailand (41), United Arab Emirates (194),
United Kingdom (54), Uruguay (7), and Uzbekistan (6);
2.Calculated year-to-date payroll as of November 1, 2025, for all employees excluding the CEO;
3.Identified the middle 51 employees using year-to-date payroll converted to U.S. dollars as a consistently applied compensation measure;
4.Calculated annual total compensation for the 51 middle employees based on the same SEC requirements that apply to determine total compensation in the Summary Compensation Table; and
5.Re-ranked all middle 51 employees and selected the median employee.
At GM, we believe that fair and equitable pay is an essential element of any successful organization, and we invest in our employees with market-competitive pay and benefits. We compensate our employees to create alignment with the short-term and long-term goals tied to the success of the Company.
Based on our calculation, we can reasonably estimate that our median employee earned $89,785 in 2025. The ratio of our
CEO’s compensation to that of our median employee is estimated to be 333:1.
The rules outlined by the SEC for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies to calculate the median employee, excluding up to 5 percent of the workforce, and make reasonable estimates and assumptions that may impact their employee populations. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above. Other companies have different employee populations, compensation practices, and the ability to utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

74
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Pay Versus Performance
Pursuant to Item 402(v) of Regulation S-K, we are providing the following information about the relationship between
Compensation Actually Paid (“CAP”) for the Company’s CEO and non-CEO NEOs as a group and certain aspects of the financial performance of the Company. The CAP values disclosed do not reflect the actual amount of compensation paid to our NEOs during the applicable year. The Compensation Committee does not utilize CAP as a basis for making compensation decisions. For information regarding compensation decisions made by our Compensation Committee, refer to the
“Compensation Discussion and Analysis” section beginning on page 42.

Year	Summary Compensation Table Total for CEO(1) ($)	CAP to CEO(3) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(2) ($)	Average CAP to Non-CEO NEOs(3) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income(6) ($B)	EBIT- adjusted(7) ($B)
					TSR(4) ($)	Peer Group TSR(5) ($)
2025	29,895,868	87,783,000	20,806,506	49,661,698	202	149	2.780	12.747
2024	29,496,637	65,519,064	12,772,607	20,502,315	131	121	5.963	14.934
2023	27,847,405	21,715,743	15,245,310	12,490,596	88	113	9.840	12.357
2022	28,979,570	(16,991,516)	10,539,930	(2,724,335)	81	85	9.708	14.474
2021	29,136,780	76,096,506	9,982,519	19,443,928	141	125	9.945	14.295
(1)Ms. Barra served as our CEO in all years presented above.
(2)Non-CEO NEOs in 2025 included Messrs. Jacobson, Reuss, Anderson, and Harvey. Non-CEO NEOs in 2024 included Messrs. Jacobson,
Reuss, Abbott (former Executive Vice President, Software), Glidden (Former Executive Vice President), and Harvey. Non-CEO NEOs in
2023 included Messrs. Jacobson, Reuss, Abbott, and Glidden. Non-CEO NEOs in 2022 and 2021 included Messrs. Jacobson, Reuss, Parks
(former Executive Vice President, Global Product Development, Purchasing and Supply Chain), and Carlisle (former Executive Vice
President and President, North America).
(3)Reflects CAP values computed in accordance with Item 402(v) of Regulation S-K and FASB ASC Topic 718.

	2025		2024		2023		2022		2021
	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs
SCT Total	29,895,868	20,806,506	29,496,637	12,772,607	27,847,405	15,245,310	28,979,570	10,539,930	29,136,780	9,982,519
Less: Change in Actuarial Present Value Reported in the “Change in Pension Value and NQ Deferred Compensation Earnings” Column of the SCT	—	(52,463)	—	—	—	(5,554)	—	—	—	—
Plus: Service Cost for Pension Plans	—	—	—	—	—	—	—	—	—	—
Less: Amount Reported in the “Stock Awards” Column of the SCT	(21,623,970)	(16,980,455)	(19,500,028)	(9,735,018)	(14,625,000)	(10,139,445)	(14,625,000)	(5,470,294)	(14,582,198)	(5,069,059)
Plus: Year-end Fair Value of Outstanding and Unvested Stock Awards Granted in the Covered Year	41,260,346	31,270,186	31,206,150	11,962,345	11,941,185	8,866,850	8,629,590	3,227,799	18,914,281	6,574,982

2026 Proxy Statement	75
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation

	2025		2024		2023		2022		2021
	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs
Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Years	38,037,422	14,469,725	20,123,276	7,028,593	(5,416,604)	(1,411,612)	(25,258,220)	(7,683,634)	25,646,494	5,307,302
Change in Fair Value of Stock Awards that Vested in the Covered Year	(1,598,390)	(409,103)	465,889	557,210	3,397,165	583,155	(4,942,601)	(732,230)	5,626,432	646,960
Less: Fair Value of Stock Awards Forfeited During the Covered Year	—	—	—	(3,150,411)	—	—	—	—	—	—
Less: Amount Reported in the “Option Awards” Column of the SCT	—	—	—	—	(4,875,013)	(1,796,486)	(4,875,010)	(1,823,438)	(3,937,507)	(1,368,752)
Plus: Year-end Fair Value of Outstanding and Unvested Option Awards Granted in the Covered Year	—	—	—	—	3,155,717	1,162,910	2,584,980	966,880	3,694,210	1,284,177
Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Years	2,619,355	776,147	3,374,009	973,138	(774,417)	(213,916)	(5,055,582)	(1,267,702)	6,628,520	1,281,139
Change in Fair Value of Option Awards that Vested in the Covered Year	(807,631)	(218,845)	353,131	93,851	1,065,305	199,384	(2,429,243)	(481,646)	4,969,494	804,660
Less: Fair Value of Option Awards Forfeited During the Covered Year	—	—	—	—	—	—	—	—	—	—
CAP Total	87,783,000	49,661,698	65,519,064	20,502,315	21,715,743	12,490,596	(16,991,516)	(2,724,335)	76,096,506	19,443,928
(4)Represents the cumulative TSR of the Company of an initial investment of $100 for the measurement period beginning
December 31, 2020, and ending December 31, 2025, 2024, 2023, 2022, or 2021, respectively, calculated in accordance with Item 201(e)
of Regulation S-K as required under Item 402(v) of Regulation S-K.
(5)Represents the cumulative TSR of the Dow Jones Automobiles & Parts Titans 30 Index (the “Peer Group TSR”) of an initial investment of
$100 for the measurement period beginning December 31, 2020, and ending December 31, 2025, 2024, 2023, 2022, or 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K as required under Item 402(v) of Regulation S-K.
(6)Reflects net income as shown in the Company’s Annual Report on Form 10-K for the years ended December 31, 2025, 2024, 2023, 2022, and 2021.
(7)Reflects EBIT-adjusted, the Company-selected measure for 2025, as shown in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Refer to Appendix A for a reconciliation of EBIT-adjusted to its closest comparable GAAP measure. Please note EBIT-adjusted may not have been the Company-selected measure in previous years, and we may determine a different measure to be the Company-selected measure in future years.

76
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation

Tabular List of Most-Important Measures
EBIT-adjusted
EBIT-adjusted Margin
Relative TSR
Relationship Between CAP Disclosed in the Pay Versus
Performance Table and Other Table Elements
CAP vs. TSR Performance

CAP to CEO	Avg. CAP to Non-CEO NEOs	Co. TSR	Peer Group TSR
CAP vs. Net Income and EBIT-adjusted

CAP to CEO	Avg. CAP to Non-CEO NEOs	Net Income	EBIT-adj

2026 Proxy Statement	77
ITEM 3 Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 about the Company’s common stock that may be issued upon the exercise of options, warrants, and rights under all the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (A)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (B)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (excluding securities reflected in column (A)) (C)
Equity compensation plans approved by security holders	24,620,094	(2)	$43.66	36,567,023	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	24,620,094		$43.66	36,567,023
(1)Represents the weighted-average exercise price of outstanding options. The weighted-average price does not take RSU and PSU awards into account since they do not have exercise prices.
(2)The number includes the following:
(a)5,434,900 shares represent options.
(b)12,299,528 shares represent PSU awards assuming performance is achieved at target. For performance above target, awards may be settled in common stock, cash, or a combination of both.
(c)6,885,666 shares represent RSUs.
The number represents outstanding awards under our 2020 Long-Term Incentive Plan and the Company’s predecessor plans. As of
December 31, 2025, there are no outstanding awards under our 2014 Long-Term Incentive Plan and the only outstanding awards under our 2017 Long-Term Incentive Plan are vested and unexercised options.
(3)New awards are currently granted under our 2020 Long-Term Incentive Plan, effective June 17, 2020, when the plan was approved by our shareholders. Shares that remained available for issuance under the Company’s predecessor plans were only used to settle outstanding awards that were granted under such plans prior to June 17, 2020. Any shares that remained available for issuance under a predecessor plan will not be used and have been excluded.
The following table provides information about the Company’s common stock usage for awards granted and performance awards vested/earned during fiscal year 2025 under the Company’s equity compensation plan.

	Granted	Performance Awards Vested/Earned
RSUs	4,500,000	—
PSUs	4,100,000	4,100,000

78

ITEM 4

Proposal to Approve, on an Advisory Basis, the
Frequency of Future Advisory Votes on Named
Executive Officer Compensation
Summary of Amendment
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that shareholders be given the opportunity to vote, on a non-binding advisory basis, on the future frequency of advisory votes on the compensation of our NEOs. When voting on this proposal, shareholders may indicate their preference for conducting future advisory votes to approve the compensation of NEOs once every one, two, or three years. Shareholders also may abstain from casting a vote on this proposal.
Our Board of Directors believes that an annual advisory vote to approve the compensation of the NEOs will allow our shareholders to provide timely, direct input on the Company’s executive compensation philosophy, policies, and practices disclosed in the Proxy Statement each year. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors, or the Compensation Committee.
We are asking shareholders to vote in favor of the following resolution:
RESOLVED, that the shareholders determine, on an advisory basis, that the preferred frequency of an advisory vote to approve the compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement should be every year.
Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Although the vote on this item is non-binding, the Board of Directors and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when determining how often to submit an advisory vote on compensation for NEOs to our shareholders.

The Board recommends a vote FOR the option of one year as the preferred frequency for a shareholder advisory vote to approve named executive officer compensation.

2026 Proxy Statement	79

ITEM 5

Proposal to Approve Amendment No. 2 to the
Company’s 2020 Long-Term Incentive Plan to
Increase the Number of Shares Available for
Issuance Thereunder
Summary of Amendment
The Board recommends shareholders vote for the approval of Amendment No. 2 to the 2020 Long-Term Incentive Plan, as
amended by Amendment No. 1 (the “2020 Long-Term Incentive Plan” or the “2020 LTIP”) (“Amendment No. 2”), which increases by 27 million the number of shares available for issuance thereunder. Multi-year equity awards are an essential component of our performance-based compensation programs and are vital for attracting, retaining, and rewarding the talent we need to deliver long-term results to our shareholders. This request for additional shares will enable continued
grants to our executives and allow for the expansion of equity awards to select non-executive employees with certain technical skills.
In June 2020, our shareholders approved the 2020 LTIP with 50 million shares of the Company’s common stock. In June
2023, shareholders approved Amendment No. 1 which added 27 million more shares. As of February 28, 2026, approximately 28.7 million shares remain available for issuance under the 2020 LTIP and 20.4 million shares are subject to outstanding awards across all  the Company’s equity incentive plans, representing 5.4% of the common stock outstanding as of the record date on a fully diluted basis (the “Overhang Percentage”). The 27 million shares requested under Amendment
No. 2 would increase the Overhang Percentage to approximately 8.4%. We anticipate the requested shares under
Amendment No. 2, together with the remaining shares available for issuance under the 2020 LTIP, to be sufficient for approximately three years with the actual duration dependent on factors such as changes in employee headcount, future forfeitures and cancellations, and  the Company’s stock price.  As of the record date, our common stock on the NYSE closed at $73.43 per share. We plan to seek shareholder approval of our equity plan on a periodic basis to confirm continued
shareholder support of its terms.
When determining the number of requested shares under Amendment No. 2, we considered several factors, namely projected future equity needs, the types of awards that may be granted, potential dilution, and the number of shares currently remaining under the 2020 LTIP, as well as market trends and investor perspectives. Our Board and Compensation
Committee carefully considered our future equity needs given the increasingly competitive labor market in which we compete for top-tier talent, especially for technical talent. While our past practice has typically been to grant equity awards to our executives, going forward, we anticipate extending awards further into the Company and granting to select non-
executive employees with certain technical skills in key areas as we pursue our strategic priorities.
Considering our anticipated future equity needs, our equity compensation practices (including our historical three-year average burn rate which is less than 1%), and the advice of Semler Brossy, the Committee’s independent consultant, we believe the 27 million requested shares under Amendment No. 2 represents a reasonable amount of incremental potential equity dilution and we are mindful of our responsibility to shareholders to thoughtfully manage these awards. These additional shares will allow for the continued issuance of equity awards, as approved by the Compensation Committee, in alignment with the best interests of the Company and our shareholders.

80
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder
Upon approval, Amendment No. 2, which is attached as Appendix B, will become effective on June 3, 2026 and will:
•Increase the overall number of shares available for issuance under the 2020 LTIP by 27 million;
•Increase the number of shares available for issuance pursuant to incentive stock option awards under the 2020 LTIP by that same 27 million; and
•Extend the expiration date of the 2020 LTIP to June 3, 2036.
We intend to file with the SEC a registration statement on Form S-8 covering the additional shares requested under
Amendment No. 2.
If our shareholders do not approve Amendment No. 2, the 2020 LTIP will remain in effect in accordance with its terms, subject to its existing expiration date, and eventually there will be insufficient shares available to grant new awards. This would impact the Company and our compensation programs as the Compensation Committee would no longer be able to use equity awards to attract, retain, and reward the talented employees we need to deliver long-term results to our shareholders.

The Board recommends a vote FOR the approval of Amendment No. 2 to the Company’s 2020 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder

2026 Proxy Statement	81
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder
Key Features of the 2020 LTIP that Protect Shareholders’ Interests
The 2020 LTIP contains key features that protect shareholders’ interests and align to our compensation principles and practices discussed in the Compensation Discussion and Analysis:
•No “Evergreen” Provisions – The 2020 LTIP does not allow for automatic increases in the number of shares available under the plan.
•No Repricing of Stock Options or Stock Appreciation Rights (“SARs”) – The repricing of stock options or SARs, or any other action that has the effect of reducing the exercise price of stock options or SARs, including voluntary surrender and re-grant, or the exchange of underwater stock options or SARs for cash or any other security, is prohibited without shareholder approval (other than adjustments in connection with a corporate transaction or restructuring).
•No Discounted Stock Options or SARs – The 2020 LTIP prohibits granting stock options or SARs with an exercise price less than the fair market value of GM common stock on the date of grant.
•No Recycling of Shares – Shares surrendered or withheld in payment for any grant, purchase, exercise price of an award or taxes related to an award, and shares repurchased in the open market using stock option proceeds will not again become available for grant.
•No Payment of Dividend Equivalents until Awards are Earned – Restricted stock, RSUs, performance awards, and other stock-based awards will only receive dividend equivalent payments once awards are earned and settled. Stock options and SARs are generally not eligible for dividend equivalents.
•Minimum Vesting Periods – Generally, no stock options or SARs will vest prior to the first anniversary of the vesting commencement date. Restricted stock, RSUs, and performance awards will generally vest over a period of not less than three years from the vesting commencement date.
•Double-Trigger Change in Control – Awards that are continued or converted into similar awards of the successor company will not accelerate vesting based solely on a change in control, and gross-ups are not provided to cover personal income taxes or excise taxes.
•Clawback / Recoupment – In order to align incentives with the interests of shareholders and further encourage responsible decision making on the part of our executives, any awards granted under the 2020 LTIP are subject to the
Company’s clawback and cancellation policies.
Eligibility and Participation under the 2020 LTIP
All employees (approximately 155,000 as of December 31, 2025) are eligible to receive awards under the 2020 LTIP. Our past practice has typically been to grant equity awards to our executive population (which includes our seven executive officers) and represents approximately 1% of our global workforce. Going forward, we anticipate granting equity awards to select non-executive employees with certain technical skills in key areas as we pursue our strategic priorities.
Ten non-employee directors are eligible to receive awards under the 2020 LTIP, subject to an annual limit of $750,000 per director for awards granted plus cash fees paid for service as a member of the Board. No awards have previously been granted nor are planned at this time for our non-employee directors. The 2020 LTIP also allows awards to be granted to certain Company consultants and advisors, although none have received awards in the past nor are they expected to receive them in the future.

82
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder
Potential Equity Dilution and Historical Annual Share Usage
While equity awards are an important part of our performance-based compensation programs, we are mindful of the dilution impact on our shareholders and our responsibility to exercise judgment in granting these awards. The table below provides a summary of outstanding awards and shares available as of December 31, 2025 and February 28, 2026.

	As of December 31, 2025	As of February 28, 2026
Outstanding Stock Options under the Plans	5,400,000	4,200,000
Vested and Unexercised	4,300,000	4,200,000
Unvested	1,100,000	0
Weighted Average Exercise Price of Outstanding Stock Options	$43.66	$43.92
Weighted Average Remaining Term of Outstanding Stock Options	5.65	5.49
Outstanding Full Value Awards under the Plans	19,200,000	16,200,000
PSUs (at target)	12,300,000	9,000,000
RSUs	6,900,000	7,200,000
Total Outstanding Awards under the Plans(1)	24,600,000	20,400,000
Shares Available under the Plans(2)	36,600,000	28,700,000
(1)Represents outstanding awards under the 2020 LTIP and vested and unexercised options under our 2017 Long-Term Incentive Plan.
(2)New awards are currently granted under our 2020 LTIP, effective June 17, 2020, when the plan was approved by our shareholders.
Shares that remained available for issuance under the Company’s predecessor plans were only used to settle outstanding awards that were granted under such plans prior to June 17, 2020. Any shares that remained available for issuance under a predecessor plan will not be used and have been excluded.
Overhang Percentage — The total potential equity dilution, including the shares requested under Amendment No. 2, would be approximately 8.4% on a fully diluted basis.

ATotal Outstanding Awards under the Plans (as of February 28, 2026)	20,400,000
BShares Available under the Plans (as of February 28, 2026)	28,700,000
CShares Requested under Amendment No. 2	27,000,000
DGM Common Stock Outstanding (as of the Record Date)	901,656,578
Overhang Percentage [ (A + B + C) / D ]	8.4%

2026 Proxy Statement	83
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder
Share Usage — The annual share usage under the Company’s equity incentive plans for the last three fiscal years is presented below. The features of these plans are discussed further in Note 22, “Stock Incentive Plans,” to the Consolidated
Financial Statements in our 2025 Form 10-K.

	2025	2024	2023	Three- Year Average
AFull Value Awards Granted During Fiscal Year	8,600,000	10,000,000	9,850,000
PSUs Granted (at target)	4,100,000	4,300,000	7,200,000
RSUs Granted	4,500,000	5,700,000	2,650,000
BStock Options Granted During Fiscal Year	—	—	4,450,000
Timed-Based Stock Options Granted	—	—	4,450,000
Performance Stock Options Granted	—	—	—
CTotal Awards Granted During Fiscal Year [A + B]	8,600,000	10,000,000	14,300,000
DBasic Weighted-Average GM Common Stock Outstanding	955,000,000	1,115,000,000	1,364,000,000
Burn Rate Including Performance Awards Granted [C / D]	0.9%	0.9%	1.0%	0.9%
Burn Rate Including Performance Awards Vested/Earned [C(1) / D]	0.9%	0.7%	1.0%	0.9%
(1)Awards with performance conditions include PSUs, and the following table details the amounts granted and vested or earned in the last three fiscal years:

Number of PSUs
2025
Granted	4,100,000
Vested or Earned	4,100,000
2024
Granted	4,300,000
Vested or Earned	2,400,000
2023
Granted	7,200,000
Vested or Earned	6,100,000

84
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder
Summary of the 2020 LTIP
The principal features of the 2020 LTIP, as proposed to be amended, are summarized below. The following summary does not purport to be a complete description of all the provisions of the 2020 LTIP. It is qualified in its entirety by reference to the complete text of Amendment No. 2 as set forth in Appendix B, Amendment No. 1, which was filed as Appendix B to our
2023 Proxy Statement, and the full text of the 2020 LTIP which was filed as Appendix B to our 2020 Proxy Statement, each of which is available at investor.gm.com or on the SEC’s website at www.sec.gov.

Key Provisions	Description

Eligible Participants	Officers, employees, consultants, advisors, and non-employee directors who are designated by the Compensation Committee to participate in the 2020 LTIP.

Shares Subject to Plan
The 2020 LTIP initially authorized a pool of 50 million shares of common stock when it was approved by our shareholders effective June 17, 2020. Amendment No. 1 was approved by our shareholders effective June 21, 2023 which authorized an additional 27 million shares for issuance. If Amendment No. 2 is approved by our shareholders, an additional 27 million shares of our common stock will be authorized for issuance under the
2020 LTIP effective June 3, 2026, from which stock options, SARs, restricted stock, RSUs, performance awards, and other stock-based awards may be granted. The maximum number of shares that may be issued as incentive stock options shall not exceed the sum of the currently authorized share pool plus the shares requested under Amendment No. 2.

Plan Administration
The 2020 LTIP is administered by the Compensation Committee, which has the authority to: designate the eligible individuals who will receive awards; determine the type, amounts and terms and conditions of awards (including vesting terms); determine amounts payable that may be deferred; interpret and administer the 2020 LTIP; prescribe the form of award documentation under the 2020 LTIP; establish, amend, suspend, or waive any rules and regulations under the 2020 LTIP; and make any other determinations or take any other actions to administer the 2020 LTIP. Subject to the limits established by the
Compensation Committee, the Compensation Committee may delegate to one or more members of the Compensation Committee or officers of the Company (including the CEO)
the authority to grant awards and take other actions under the 2020 LTIP.

Award Types	Stock options, SARs, restricted stock, RSUs, performance awards, other stock-based awards, and cash incentive awards.

Stock Options and SARs
The Compensation Committee is authorized to grant stock options to purchase shares of common stock (including incentive stock options) and SARs, which provide the right to receive a payment or a number of shares equal to the increase in value above the exercise price. The exercise price of stock options and SARs may not be lower than the fair market value of the underlying shares on the date of grant. The term of any stock option will not be more than ten years and two days (or for SARs or incentive stock options, ten years)
from the date of grant.

Restricted Stock and RSUs	The Compensation Committee is authorized to grant restricted stock and RSUs, which provide the right to receive the value of the underlying shares, either in cash, shares, or a combination thereof.

Performance Awards
The Compensation Committee is authorized to grant performance awards, which may be denominated in cash, shares, units, or a combination thereof, to be earned upon the achievement of performance conditions specified by the Compensation Committee.

2026 Proxy Statement	85
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder

Key Provisions	Description

Performance Measures
A performance award may be subject to a formula established in advance based on the achievement during the performance period of one or more of the following performance criteria, expressed on an absolute or an adjusted basis, and which may be based on an absolute or relative measure (e.g., relative to the performance of other companies or an index):
Asset turnover, cash flow, contribution margin, cost objectives, cost reduction, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value added, free cash flow, increase in customer base, inventory turnover, liquidity, market share, net income, net income margin, operating cash flow, operating profit, operating profit margin, pre-tax income, productivity, profit margin, quality (internal or external measures), return on assets, return on net assets, return on capital, return on invested capital, return on equity, revenue, revenue growth, stockholder value, stock price, total shareholder return, warranty experience, and/or any other objective or subjective measure determined by the Compensation Committee in its sole discretion.

Adjustments
With respect to the applicable performance period, if the Compensation Committee determines that a change in the business, operations, corporate structure, or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the applicable performance measures unsuitable, the
Compensation Committee may in its discretion modify such performance objectives or the related minimum acceptable level of achievement, in whole or part, as the Compensation
Committee deems appropriate and equitable.

Dividend Equivalent Rights
Restricted stock, RSUs, performance awards, and other stock-based awards will generally provide dividend equivalent rights, which will accrue and be paid upon vesting or settlement of awards, provided that no dividend payments will be made with respect to shares that are not ultimately earned and settled unless otherwise determined by the
Compensation Committee. Stock options and SARs will not be eligible for dividend equivalent rights unless otherwise determined by the Compensation Committee.

Minimum Vesting Period
Stock options and SARs: In general, no portion of an award is intended to vest prior to the first anniversary of the vesting commencement date; however, the Compensation
Committee may provide for shorter vesting if appropriate under the circumstances.
Restricted Stock, RSUs, and Performance Awards: Awards will generally vest in whole or in part over a period of not less than three years from the vesting commencement date;
however, the Compensation Committee may provide for shorter vesting if appropriate under the circumstances.

86
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder

Key Provisions	Description

Effect of Termination of Service
Except as otherwise provided for in an award agreement, or as the Compensation
Committee may determine in any individual case, a participant’s outstanding awards will be treated as set forth below upon his or her termination of service:
Death:
•Stock options and SARs immediately vest and remain exercisable until the earlier of three years after death or the original expiration date.
•Restricted stock and RSUs vest and are settled within 90 days after death.
•Performance awards will have any service-based vesting waived, will be earned based upon the achievement of the applicable performance conditions, and will be paid or settled on the scheduled settlement date(s).
Disability:
•Stock options and SARs continue to vest and become exercisable in accordance with the vesting schedule and remain exercisable until the original expiration date.
•Restricted stock and RSUs continue to vest and settle on the scheduled settlement date(s).
•Performance awards will have any service-based vesting waived, will be earned based upon the achievement of the applicable performance conditions, and will be paid or settled on the scheduled settlement date(s).
Full Career Status Termination (age 55 or older with ten or more years of continuous service or age 62 or older):
•Stock options and SARs continue to vest and become exercisable in accordance with the vesting schedule and remain exercisable until the original expiration date; provided that the amount of the award will be prorated if termination occurs prior to the one-year anniversary of the grant.
•Restricted stock and RSUs continue to vest and settle on the scheduled settlement date(s); provided that the amount of the award will be prorated if termination occurs prior to the one-year anniversary of the grant.
•Performance awards will have any service-based vesting waived, will be earned based upon the achievement of the applicable performance conditions, and will be paid or settled on the scheduled settlement date(s); provided that the award will be prorated if termination occurs within the first year of the performance period.
Other Terminations, including Termination Pursuant to an Approved Separation
Agreement or Program:
•The participant will not be entitled to retain any portion of an award; provided that any vested stock options or SARs shall remain exercisable until the earlier of 90 days after termination or the original expiration date.

2026 Proxy Statement	87
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder

Key Provisions	Description

Change in Control
The 2020 LTIP generally provides for double-trigger change in control vesting provisions such that if awards are continued or converted into similar awards of the successor company, the awards will be subject to accelerated vesting in the event of a participant’s termination of service by the Company without cause or by the participant for good reason within 24 months after the change in control. If awards are not continued or converted into similar awards of the successor company, then the awards will have accelerated vesting immediately prior to the change in control.
With respect to any outstanding performance awards, the performance period will end immediately prior to such change in control, achievement of the applicable performance criteria will be determined at such time, and the number of shares deemed earned will be converted into a time vesting award that will be paid or settled on the scheduled settlement date(s), provided that such awards will be subject to accelerated vesting in the event of the participant’s termination of service by the Company without cause or by the participant for good reason within 24 months after the change in control.

Clawback / Recoupment
In order to align incentives with the interests of shareholders and further encourage responsible decision making on the part of our executives, any awards granted under the
2020 LTIP are subject to the Company’s clawback and cancellation policies. The Company maintains the General Motors Policy on Recoupment of Incentive Compensation, which is available at investor.gm.com.

Plan Amendments
The 2020 LTIP may be amended by the Board of Directors or the Compensation
Committee, generally subject to shareholder approval to the extent required by applicable law or applicable stock exchange rules and the consent of the affected participant if the amendment would materially adversely affect the rights of such participant under any outstanding award, and subject to certain other limitations included in the 2020 LTIP.

Plan Term
Amendment No. 2 is effective as of June 3, 2026, subject to the approval of shareholders, and no awards will be granted under the 2020 LTIP after June 3, 2036, or such earlier time as the maximum number of shares available for issuance under the 2020 LTIP have been issued or the Board terminates the 2020 LTIP.

88
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder
New Plan Benefits
The dollar value and number of awards to be granted in the future to eligible participants under the 2020 LTIP are generally not currently determinable because the value and number of such awards are subject to the discretion of the
Compensation Committee.
Additional Prior Award Information
The following table sets forth information with respect to the number of outstanding stock options, RSUs, and PSUs that have been granted to the named executive officers and the specified groups set forth below under the 2020 LTIP as of December 31, 2025. The closing price of the underlying shares of our common stock traded on the NYSE was
$81.32 per share.

Name	Stock Options	RSUs	PSUs(1)
Mary T. Barra Chair and Chief Executive Officer	840,262	193,551	984,223
Paul A. Jacobson Executive Vice President and Chief Financial Officer	360,293	93,774	456,451
Mark L. Reuss President	487,695	135,633	695,864
Sterling J. Anderson Executive Vice President, Global Product and Chief Product Officer	—	257,869	408,991
Rory V. Harvey Executive Vice President and President, Global Markets	5,652	67,542	341,219
All current executive officers as a group (7 persons)	1,700,810	867,491	3,029,482
All non-executive directors as a group (10 persons)	—	—	—
All employees (other than executive officers) as a group (155,000 persons)	2,425,011	6,018,175	9,270,046
(1)Represents the target number of shares that could be issued underlying the PSUs.
U.S. Federal Income Tax Consequences for Awards
Disclosure rules require us to include a brief summary of the U.S. federal income tax consequences applicable to awards that may be granted under the 2020 LTIP. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different.
Non-Qualified Stock Options — When a participant exercises a non-qualified stock option, the difference between the underlying stock’s fair market value on the date of exercise and the exercise price of the stock option is taxed as ordinary income to the participant in that year. The Company can generally deduct this amount for federal income tax purposes that same year. If the participant later sells the shares acquired by the exercise of the stock option for more than their fair market value on the exercise date, the gain is treated as a capital gain (long-term or short-term depending on how long the shares were held). Conversely, if the sale price of the shares is less than their fair market value on the exercise date, the loss is treated as a capital loss (long-term or short-term depending on how long the shares were held).
Incentive Stock Options — When a participant exercises an incentive stock option while employed by the Company or a subsidiary or within the three-month (one year for disability) period after termination of service, income generally is not recognized by the participant except for alternative minimum tax purposes. If the shares acquired upon exercise are held for more than two years after the stock option was granted and one year after the date of exercise (a “qualifying disposition”), gains are treated as long-term capital gains to the participant and the Company is generally not entitled to a deduction for federal income tax purposes. If the shares are sold before these dates (a “disqualifying disposition”), gains are treated as ordinary income to the participant and the Company can generally deduct this amount for federal income tax purposes. If an incentive stock option is exercised more than three months (one year for disability) after termination of service, the tax consequences are the same as described above for non-qualified stock options.

2026 Proxy Statement	89
ITEM 5 Proposal to Approve Amendment No. 2 to the Company’s 2020
Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder
Restricted Stock — Typically, a participant is not taxed when restricted stock is granted, but rather recognizes ordinary income based on the stock’s fair market value at the time of vesting, and the Company can generally deduct this amount for federal income tax purposes. Under Section 83(b) of the IRC, however, a participant may elect to be taxed when the restricted stock is awarded and recognizes ordinary income based on the stock’s fair market value at time of grant even though the restricted stock is unvested. If such an election is timely made, no additional taxable income is recognized by the participant when the restricted stock vests. The Company generally is entitled to a deduction for federal income tax purposes at the time when, and to the extent that, ordinary income is recognized by the participant.
RSUs — A participant generally is not taxed upon the grant of RSUs (including PSUs), but rather recognizes ordinary income based on the fair market value of the shares received at the time of settlement or the cash payment received if the award is settled in cash. The Company generally is entitled to a deduction for federal income tax purposes at the same time and for the same amount.
Other Awards — With respect to other awards granted under the 2020 LTIP, including other stock-based awards and cash incentive awards, a participant generally recognizes ordinary income based on the fair market value of any shares received at time of settlement or the cash payment received. The Company generally is entitled to a deduction for federal income tax purposes at the same time and for the same amount.
Under Section 162(m) of the IRC, the federal income tax deduction of compensation paid to certain individuals is limited to
$1,000,000 per person per year. This applies to the CEO, CFO, and typically the next three most highly compensated named executive officers but may also include certain other individuals subject to Section 162(m) at the Company. For tax years that begin after December 31, 2026, this limitation is expanded to also include the next five highest compensated employees.

90
Stewardship Engagement Process
and Oversight
Members of the Board and senior management routinely engage with shareholders and stakeholders representing a variety of different perspectives. Since the 2025 Annual Meeting of Shareholders, members of the Board and senior management engaged with shareholders representing approximately 50 percent of GM’s outstanding shares of common stock.
In addition to those sessions, we participate in a number of activities throughout the year that provide the opportunity to communicate our strategy to shareholders and listen to a diverse set of opinions. A sample of such recent activity has included: (i) presentation by one of our largest shareholders at a Board meeting; (ii) participation by the Chair of our
Compensation Committee in a shareholder-led forum to exchange ideas and discuss emerging governance and compensation trends; (iii) participation in a podcast by our CEO with one of our largest shareholders; and (iv) various shareholder and industry conferences.
The feedback received from these sessions is communicated to the Governance Committee and Compensation Committee
throughout the year, and the constructive insights, experiences, and ideas exchanged during these sessions help our Board evaluate and assess feedback on a variety of topics, including strategic and financial performance, operations, products, executive compensation, Board composition and leadership structure, as well as on important stewardship issues, including those related to the Company’s sustainability performance.
The table below provides a summary of common themes we have heard that led to boardroom discussion and action:

Message	Action

Requested to disclose the Board’s succession and refreshment priorities in order to maintain the right set of skills on the Board.
The Board amended the Company’s Corporate Governance Guidelines to further formalize the Board’s (long-standing) practice of encouraging Board refreshment. For a discussion of the actions taken to further evolve the Board’s composition and skill sets, see page 15.

Asked to identify long-term valuation risks and focus on near-term executive and performance opportunities.
The Board continued to work with management to refine its strategy and find opportunities to address long-term valuation risks, including
(i) manufacturing innovations in robotics, (ii) improving EV profitability, and (iii) executing on software and adjacent business like GM Defense and GM Insurance.

Encouraged to continue to return capital to shareholders as part of the Company’s capital allocation strategy.	In the first quarter of 2026, the Board announced an additional $6 billion share repurchase program and raised the quarterly common stock dividend by $0.03 to $0.18 per share.

Encouraged to continue to be transparent with the Company’s sustainability goals while modernizing reporting and disclosure.
Following Board review, we updated our sustainability strategy and reporting approach to focus on compliance and increase the use of
GM.com to share more targeted and real-time updates about
sustainability and social topics.

Requested to continue to align the Company’s
executive compensation programs with
shareholder interests and provide strong
disclosure about the hiring grant for the
Company’s new Named Executive Officer (NEO).
For specific feedback and responses on executive compensation, please see pages 40-61.

For examples of Stewardship Topics that the Board reviewed last year, please see the following page.

2026 Proxy Statement	91
Stewardship Engagement Process and Oversight
Oversight of Other Stewardship Topics

Code of Conduct:
“Winning with Integrity”
The Board is committed to the highest legal and ethical
standards in fulfilling its responsibilities. We are
governed by a code of business conduct and ethics,
“Winning with Integrity,” that applies to everyone in
our Company, at every level, including employees,
executives, Board members and, as applicable,
subsidiaries that GM controls. This Code of Conduct
forms the foundation for compliance with corporate
policies and procedures and memorializes a Company-
wide commitment to unwavering integrity in every
aspect of our operations. In 2026, Ethisphere
recognized GM for the seventh consecutive year as one
of the World’s Most Ethical Companies®. This award
recognizes how “Winning with Integrity” embodies our
expectations on a number of topics, including
workplace and vehicle safety; conflicts of interest;
protection of confidential information; insider trading;
competition and fair dealing; human rights; community
involvement and corporate citizenship; political
activities and lobbying; preservation and use of
Company assets; and compliance with laws and
regulations. Our Code of Conduct, “Winning with
Integrity” is available at investor.gm.com.

Political Contributions
and Lobbying Expenditures
The Board believes it is important for the Company to
participate in the legislative, regulatory, and political
processes to help shape public policy that supports our
industry and reflects our values and principles. To
guide our activities and ensure compliance with
applicable laws and regulations, the Board has adopted
a Company Policy on Corporate Political Contributions
and Expenditures. Since 2022, the CPA-Zicklin Index
of Corporate Political Disclosure and Accountability,
which benchmarks the political disclosure and
accountability policies and practices of leading U.S.
public companies, has recognized the quality of our
disclosure and ranked GM a “trendsetter” among the
First Tier of S&P 500 companies.

In 2025, the Audit Committee met with the Chief Compliance Officer four times, and the Board received in-person annual compliance training.	In 2025, the Board discussed public policy topics at every meeting, in addition to delegating annual oversight of political contributions and lobbying to its Governance Committee.

Human Capital
The Board strives to create a Workplace of Choice to
attract, retain, motivate and develop top talent by
adhering to a responsible employer philosophy, which
includes, among other things, commitments to create
job opportunities, pay workers fairly, ensure safety and
well-being, and foster an inclusive work environment in
which all employees can perform at their best.

Sustainability Alignment
The Board continues to encourage management to
integrate sustainability principles into its daily
operations to align the Company’s sustainability
journey with its strategy. We center efforts around
purposeful actions where we believe we can have the
biggest positive impacts on our business and for
our customers.

In 2025, the Board and its Committees
discussed human capital management issues at
every meeting, including topics such as culture,
employee engagement, leadership talent
pipeline, and charitable giving priorities.
In 2025, the Board and its Committees reviewed a variety of sustainability-related topics, including supply chain resiliency, battery strategy, and GHG emissions regulations.

92
Shareholder Proposals
At General Motors, the Board and management are committed to constructive, ongoing engagement with our shareholders.
We regularly meet with investors to hear their perspectives and incorporate their feedback into the Board’s oversight and the Company’s long-term strategy.
When a shareholder submits a proposal, we seek to engage directly with the proponent to understand their objectives, explain our current practices, and explore approaches that address their concerns while supporting the long-term strategy outlined throughout this Proxy Statement.
In January 2026, consistent with the applicable SEC guidance and the Company’s analysis of Rule 14a-8, the Company determined that exclusion of a shareholder proposal was appropriate and submitted a no-action request to the Staff’s
Division of Corporation Finance because the Company believes the proposal is materially false and misleading and has been substantially implemented. In March 2026, the SEC issued a letter confirming it will not object to the Company’s exclusion of the proposal. Prior to submitting its notice of exclusion to the SEC, the Company engaged with the proponent to explain the basis for exclusion and to offer to discuss the proposal further. During this engagement, the Company clarified that it does not maintain a net zero emissions goal and already provides comprehensive annual disclosures about its GHG emissions. The
Company also expressed its willingness to make subject matter experts available to the proponent for further discussion, but the proponent did not express a desire to continue engagement.
While we may not always implement the specific actions requested, the Board carefully evaluates each proposal and the input we receive and, where appropriate, refines our practices and disclosures in response. Our sustainability policies, compliance documents, and political contributions and lobbying disclosures can be found at investor.gm.com/
governanceandsustainability.
On the following pages, you will find shareholder proposals submitted under Rule 14a‑8, along with the Board’s voting recommendations and responses, which reflect its engagement process and a commitment to sound governance in the best interests of the Company and its shareholders.

ITEM 6	The Board recommends a vote AGAINST this proposal
Shareholder Proposal Regarding Separation of Chair and CEO Roles

ITEM 7	The Board recommends a vote AGAINST this proposal
Shareholder Proposal Requesting a Report on Human Rights Standards for Indigenous Peoples

2026 Proxy Statement	93

ITEM 6

Shareholder Proposal Regarding Separation of
Chair and CEO Roles

The National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA, 22046, owner of 100 shares of GM common stock, has given notice that it intends to present for action at the Annual Meeting the following shareholder proposal. The shareholder proponent is responsible for the content of the proposal.

Request for Board of Directors to Adopt Policy for an Independent Chair
RESOLVED:
Shareholders request the Board of Directors (“Board”) of General Motors Company (“Company”) to adopt as policy, and amend the governing documents as necessary, to require hereafter that that two separate people hold the office of
Chairman of the Board (“Chair”) and the office of the Chief Executive Officer (“CEO”) as follows:
Selection of the Chair: The Board requires the separation of the offices of the Chair and the CEO.
Whenever possible, the Chair shall be an Independent Director.
The Board may select a temporary Chair who is not an Independent Director to serve while the Board seeks an
Independent Chair.
The Chair should not be a former CEO of the company.
Selection of the Chair shall be consistent with applicable law and existing contracts.
SUPPORTING STATEMENT:
The CEO of the Company is also Board Chair.(1) The roles of CEO and Chair — each with separate, different responsibilities that are critical to the health of a successful corporation — are greatly diminished when held by a singular company official, weakening its governance structure.
Expert perspectives substantiate our position:
•According to the 2024 Spencer Stuart Board Index survey, 60 percent of S&P 500 companies had separate CEOs and
Board Chairs as of 2024, up from 47 percent in 2014. Meanwhile, 39% of companies had an independent chair as of
2024, up from 28% in 2014.(2)
•Proxy adviser Institutional Shareholder Services contends that “the chair of the board should ideally be an independent director,” and generally encourages investors to vote for “shareholder proposals requiring that the board chair position be filled by an independent director.”(3)
•Proxy adviser Glass Lewis wrote in 2024, “it can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.”(4)
•According to the CFA Institute Research and Policy Center, “Combining [Chair and CEO] positions may give undue influence to executive board members and impair the ability and willingness of board members to exercise their independent judgment ... Many jurisdictions consider the separation of the chair and CEO positions a best practice because it ensures that the board agenda is set by an independent voice uninfluenced by the CEO.”(5)
•Search firm Calibre One argues that “governance best practices increasingly recommend separating the roles of CEO from the Chair of the Board, especially in times of leadership transition or strategic inflection ... When one executive holds both titles, it can lead to ambiguity in oversight responsibilities. By contrast, separating the roles introduces a clearer distinction.”(6)
(1)https://www.gm.com/company/leadership.detail.html/Pages/bios/global/en/corporate-officers/Mary-Barra
(2)https://www.spencerstuart.com/-/media/2024/09/ssbi2024/2024_us_spencer_stuart_board_index.pdf
(3)https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf
(4)https://resources.glasslewis.com/hubfs/2024%20Guidelines/2024%20US%20Benchmark%20Policy%20Guidelines.pdf
(5)https://rpc.cfainstitute.org/-/media/documents/article/position-paper/corporate-governance-of-listed-companies-3rd-edition.pdf
(6)https://www.calibreone.com/a-thoughtful-look-at-ceo-chair-separation-what-boards-should-consider-in-2025/

94
ITEM 6 Shareholder Proposal Regarding Separation of Chair and CEO Roles
Board Response
The Board is in the best position to determine who should serve as Chair and should have the flexibility to make that determination.
The Board carefully considers the appropriate leadership structure for GM and its shareholders on an annual basis and has the flexibility to determine whether to combine or separate the roles of Chair and CEO. This flexibility allows the Board to choose the optimal leadership structure for the Company at any given time in consideration of our business needs, which is critical in our competitive and dynamic industry. Our directors have diverse backgrounds, experiences, and perspectives, and it is this collective expertise that uniquely positions our Board to assess how GM should respond to key challenges, including by selecting the most appropriate board leadership structure. This proposal would remove the ability of our Board, which is comprised of directors whom shareholders have elected and thereby entrusted with oversight of the Company, to apply its judgment on the important topic of Board leadership structure.
No single leadership model is appropriate in all circumstances.
The Board recognizes that no single leadership model is appropriate in all circumstances and has determined in the past that separating the roles of Chair and CEO would best serve shareholders. Further, the Board already has the flexibility to select a temporary chair, which is a key part of the proposal’s request, and retains the ability to separate the roles in the future. The
Board believes that a combined role is in the best interests of shareholders at this time.
The Board believes that Mary Barra’s service as Chair and CEO provides a clear and unified strategic vision for GM.
Under Ms. Barra’s leadership, General Motors has delivered strategic clarity and record financial performance during a time of challenging operating circumstances, macroeconomic uncertainties, and shifting consumer demand. Ms. Barra’s unified leadership has positioned the Company for long-term growth while maintaining a sharp focus on shareholder value. The
Board believes that Ms. Barra’s in-depth knowledge of GM’s business and vision for the future bring unified, strategic leadership to the Board during an important inflection point in the Company’s history.
We have a strong Independent Lead Director.
GM’s Bylaws require that if the Chair is not independent, the independent members of the Board shall designate an
Independent Lead Director, who is elected annually by the independent directors when in place. Our Independent Lead
Director provides an independent leadership and oversight on behalf of shareholders with a focus on strategic risk management, compliance, governance, and CEO succession planning. The specific duties of the Independent Lead Director, discussed further on page 18 of this Proxy Statement, are significant and include approving meeting agendas, advising on information flow between management and the Board, providing leadership whenever the Chair may have a conflict of interest, holding executive sessions of non-management directors, and leading non-management directors in the annual evaluation of the CEO’s performance and communicating that evaluation to the CEO.
GM’s other strong corporate governance practices reinforce Board independence and management accountability.
The Board maintains numerous governance best practices that reinforce management accountability and provide meaningful independent oversight, including the annual election of directors; annual self-assessment to determine whether the Board has the proper mix of experience, leadership, and skills; executive sessions without management at most Board and Committee meetings; and unrestricted access by directors to management and independent, outside advisors. Further, all members of the Board other than Ms. Barra are independent, and all standing committees of the Board other than the
Executive Committee consist entirely of independent directors. The independence of our Board and Committees works in concert with our strong corporate governance framework to ensure meaningful independent oversight and management accountability. A more complete review of our governance policies and practices can be found beginning on page 47 of this
Proxy Statement.

Therefore, the Board of Directors recommends a vote AGAINST this shareholder proposal.

2026 Proxy Statement	95

ITEM 7

Shareholder Proposal Requesting a Report on
Human Rights Standards for Indigenous Peoples

The Sisters of St. Joseph of Peace, 399 Hudson Terrace, Englewood Cliffs, NJ 07632, owners of at least $25,000 shares of
GM common stock, have given notice that they intend to present for action at the Annual Meeting the following shareholder proposal. The shareholder proponent is responsible for the content of the proposal.

Resolved: Shareholders request the Board of Directors publish a report, at reasonable cost and omitting proprietary and confidential information, outlining the effectiveness of General Motors’ (GM) policies, practices, and performance indicators in respecting internationally recognized human rights standards for Indigenous Peoples’ (IPs’) rights, as reflected in the
United Nations Declaration on the Rights of Indigenous Peoples (UN DRIP) and International Labour Organization
Convention 169 (ILO169), in its operations and supply chain.
Whereas: UN DRIP and ILO169 are internationally recognized human rights standards affirming the rights to Free, Prior, and
Informed Consent (FPIC) and protecting IPs’ lands, territories, resources, and cultures.(1) Failure to uphold these rights exposes GM to material risks, including project delays, litigation, and loss of public trust. (2)
GM’s ambitious electric vehicle goals require a significant amount of transition minerals. Studies show a significant proportion of transition minerals are located on or near IPs’ lands or territories,(3) highlighting increased exposure to IPs’
rights risks. IPs’ rights organizations and networks emphasize the necessity of centering IPs’ participation and securing FPIC in project development and implementation stages of green energy transition projects, to avoid “perpetuat[ing] the same harms and rights violations as fossil fuel resource development.” (4)
GM states it respects IPs’ rights and requires its suppliers to do so.(5) However, it neither explains its processes for assessing
IPs’ rights risk, nor reports on their effectiveness. The Lead the Charge scorecard awarded GM only 11/100 on respect for
IPs’ rights.(6) Recent allegations of IPs’ rights violations suggest GM’s IPs’ risk management processes are ineffective.
For example, GM established a joint venture, through which it will invest $625 million, to construct and operate a lithium mine in Nevada.(7) The mine is located on Indigenous ancestral lands, in an area called Peehee Mu’huh (Thacker Pass).(8)
Given the US’ violation of IPs’ rights, including FPIC, in the mine’s permitting process, despite opposition from at least five
Tribal governments, GM’s investment presents significant IPs’ rights risks for the Company.(9) Peehee Mu’huh is the site of an
1865 massacre, and local IPs have raised concerns about the desecration of their ancestors’ remains and spirits, as the location is sacred.(10) A recent report highlighted additional potential IPs’ rights violations of the project, including the rights to practice cultural traditions and religion, and the rights to health, water, and a healthy environment, and the potential for increases in sexual and other violence against Indigenous women, girls, and two-spirit people.(11) The mine has faced fierce opposition, including protests and lawsuits.(12)
Two recent reports linked GM to nickel mines in Indonesia that have violated IPs’ rights.(13) Although the lack of transparency makes establishing a definitive connection between GM and the suppliers impossible, the reports highlight the mining companies’ harms against the Indigenous Bajau and potential IPs’ rights violations of an uncontacted tribe called the
Hongana Manyawa.(14)
(1)https://www.un.org/development/desa/indigenouspeoples/declaration-on-the-rights-of-indigenous-peoples.html;
https://www.ilo.org/dyn/normlex/en/f?p=NORMLEXPUB:12100:0::NO::P12100_INSTRUMENT_ID:312314
(2)https://www.colorado.edu/program/fpw/sites/default/files/attached-files/social_cost_and_material_loss_0.pdf;
https://amazonwatch.org/news/2022/0622-the-business-case-for-indigenous-rights
(3)https://www.msci.com/research-and-insights/blog-post/mining-energy-transition-metals-national-aims-local-conflicts;
https://phys.org/news/2022-12-energy-minerals-overlap-indigenous-reveals.html
(4)https://static1.squarespace.com/static/62cd7860272be4335685de88/t/64d2c423df24aa6f4673522c/1691534371949/
TalkingPoints_SIRGE_TransitionMinerals.pdf

96
ITEM 7 Shareholder Proposal Requesting a Report on Human Rights Standards for Indigenous Peoples
(5)https://investor.gm.com/static-files/e02b37e8-1b5f-4d45-a75b-b61b9f2512ca;
https://investor.gm.com/static-files/b7d3c605-a597-486c-86e2-dbbeb6a25a42
(6)https://leadthecharge.org/scorecards/general-motors/
(7)https://lithiumamericas.com/news/news-details/2024/Unlocking-Thacker-Pass-General-Motors-to-Contribute-Combined-625-
Million-in-Cash-and-Letters-of-Credit-to-New-Joint-Venture-with-Lithium-Americas/default.aspx
(8)https://www.hrw.org/report/2025/02/06/the-land-of-our-people-forever/united-states-human-rights-violations-against-the
(9)https://www.hrw.org/report/2025/02/06/the-land-of-our-people-forever/united-states-human-rights-violations-against-the
(10)https://www.hrw.org/report/2025/02/06/the-land-of-our-people-forever/united-states-human-rights-violations-against-the
(11)https://www.hrw.org/report/2025/02/06/the-land-of-our-people-forever/united-states-human-rights-violations-against-the
(12)https://www.protectthackerpass.org/protect-thacker-pass-campaign-timeline/
(13)https://mightyearth.org/wp-content/uploads/2024/05/FromForeststoEVs.pdf;
https://media.business-humanrights.org/media/documents/2024_EV_supply_chains.pdf
(14)https://media.business-humanrights.org/media/documents/2024_EV_supply_chains.pdf;
https://mightyearth.org/wp-content/uploads/2024/05/FromForeststoEVs.pdf
Board Response
The Board is committed to respecting and supporting human rights, including the rights of Indigenous Peoples, throughout our global operations. GM seeks to do business with partners who share this commitment, as reflected in the clear expectations established in our Supplier Code of Conduct and our human rights policies.
GM’s approach to internationally recognized Indigenous Peoples’ rights is already incorporated into our human rights framework. Our Human Rights Policy explicitly recognizes and respects the rights of vulnerable groups, including
Indigenous Peoples, and grounds GM’s commitments in foundational global instruments, such as the UN Declaration on the
Rights of Indigenous Peoples (UNDRIP) and the International Labour Organization Convention (ILO) Indigenous and Tribal
Peoples Conventions (ILO 107 and ILO 169). GM embeds these principles in our Code of Conduct, Winning with Integrity, establishing clear expectations for responsible business conduct throughout the Company and our value chain. These commitments are further reinforced in our Supplier Code of Conduct, which requires suppliers to uphold these same international conventions and promote equivalent expectations throughout their own supply chains.
GM’s approach to human rights due diligence, including as it relates to Indigenous Peoples’ rights, is rooted in and aligned with core international guidelines for responsible business conduct.
GM has established a globally aligned human rights due diligence process grounded in the UN Guiding Principles on Business and Human Rights and the OECD Guidelines for Multinational Enterprises. This approach includes ongoing risk identification, prioritization, mitigation, and remediation steps consistent with OECD due diligence expectations. Within Indigenous rights contexts, GM’s due diligence framework integrates expectations regarding consultation, cultural heritage protection, and
Free, Prior, and Informed Consent (FPIC). We conduct supplier training, incorporate FPIC principles into contracts, and participate in industry forums which address the rights of Indigenous Peoples. We seek to continually improve and refine these processes in line with evolving risks and our global business.
Stakeholder engagement is a key component of our overall approach to human rights and specifically to Indigenous
Peoples’ rights.
GM engages with subject-matter experts, non-governmental organizations, and investors to enhance our overall human rights practices, including our work on Indigenous Peoples’ rights. We seek to foster ongoing dialogue, both indirectly through our third-party suppliers and, where appropriate, directly, as a means for building long-term relationships with potentially impacted Indigenous communities. We also seek to respond transparently and with accountability to stakeholder inquiries, and we integrate stakeholder input into our human rights strategy.
The requested report is unnecessary because GM already reports on human rights governance, processes, and actions.
GM already communicates publicly on our human rights commitments, governance structures, and due diligence processes through its Human Rights Policy, Supplier Code of Conduct, Conflict Minerals reporting, and Human Rights Statement.
GM has articulated commitments under UNDRIP and ILO 169 and maintains Indigenous‑rights‑aligned governance. We also disclose ongoing actions to mitigate risks and strengthen responsible sourcing on our website. Given GM’s existing policies, due diligence processes, and current external disclosures, we believe an additional standalone report is not necessary.

The Board of Directors recommends a vote AGAINST this shareholder proposal.

2026 Proxy Statement	97
Security Ownership Information
Security Ownership of Directors, Named
Executive Officers, and Certain Other
Beneficial Owners
The following table and accompanying footnotes show information regarding the beneficial ownership of GM’s issued and outstanding common stock by (i) each of our directors and NEOs, and all directors and executive officers as a group and (ii)
each person known by us to beneficially own more than five percent of our issued and outstanding common stock as of the dates indicated in the footnotes. All directors and executive officers have sole voting and dispositive power over their shares, and none of the shares shown as beneficially owned by directors and executive officers are pledged as security for any obligation. The Percentage of Outstanding Shares is based on 901,656,578 shares issued and outstanding as of
April 6, 2026.

Name	Shares of Common Stock Beneficially Owned		Percentage of Outstanding Shares
Non-Employee Directors(1)
Wesley G. Bush	20,000	(2),(3)	*
Joanne C. Crevoiserat	—	(2)	*
Joseph Jimenez	32,330	(2),(4)	*
Alfred F. Kelly Jr.	17,323	(2)	*
Jonathan McNeill	—	(2)	*
Judith A. Miscik	—	(2)	*
Patricia F. Russo	31,000	(2)	*
Mark A. Tatum	—	(2)	*
Jan E. Tighe	—	(2)	*
Devin N. Wenig	—	(2)	*
Named Executive Officers(1)
Mary T. Barra	1,658,807	(5)	*
Sterling J. Anderson	96,807	(5)	*
Rory V. Harvey	147,195	(5)	*
Paul A. Jacobson	846,346	(5)	*
Mark L. Reuss	528,094	(5)	*
All Directors and Current Executive Officers as a Group (17 persons)	3,941,869	(6)	*
Certain Other Beneficial Owners(7)
BlackRock, Inc.(8)	74,909,069		8.3
State Street Corporation(9)	46,594,475		5.2

98
Security Ownership Information
*Less than 1 percent.
(1)c/o General Motors Company, Mail Code 482-22381-1101, 1240 Woodward Avenue, Detroit, Michigan 48265.
(2)These amounts represent common stock only and do not include DSUs, which are unit equivalents of our common stock. For more information about how DSUs work, see page 32. Non-employee directors hold the following number of DSUs: 54,696 DSUs for Mr. Bush;
25,885 DSUs for Ms. Crevoiserat; 7,885 DSUs for Mr. Kelly; 90,111 DSUs for Mr. Jimenez; 20,042 DSUs for Mr. McNeill; 30,630 DSUs for
Ms. Miscik; 102,030 DSUs for Ms. Russo; 19,689 DSUs for Mr. Tatum; 17,990 DSUs for Ms. Tighe; and 64,631 DSUs for Mr. Wenig.
(3)These shares are held indirectly in the Wesley G. Bush Revocable Trust.
(4)This amount includes 330 shares of common stock that Mr. Jimenez holds indirectly through a limited liability company owned but not managed by him.
(5)These amounts include shares that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 1, 2026, as follows: 840,262 shares for Ms. Barra; 0 shares for Mr. Anderson; 5,652 shares for
Mr. Harvey; 360,293 shares for Mr. Jacobson; and 405,206 shares for Mr. Reuss.
(6)This amount includes 3,407,627 shares that individuals in the group may acquire upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 6, 2026. No director or executive officer has pledged shares of common stock as security or hedged their exposure to common stock.
(7)The Company is permitted to rely on the information reported by each beneficial owner in filings with the SEC and has no reason to believe that the information is incomplete or inaccurate or that the beneficial owner should have filed an amended report and did not.
(8)Based solely on information set forth in a Schedule 13G/A filed with the SEC on April 17, 2025, BlackRock, Inc., reported that it and its subsidiaries listed on Exhibit 99 to Schedule 13G/A were the beneficial owners of 74,909,069 shares of GM’s outstanding common stock as of March 31, 2025. BlackRock reported having sole voting power over 65,212,860 shares and sole dispositive power over 74,909,069 shares. No shared voting or dispositive powers were reported. The address for BlackRock, Inc., is 50 Hudson Yards, New York,
New York 10001.
(9)Based solely on information set forth in a Schedule 13G filed with the SEC on November 10, 2025, State Street Corporation reported that it and its subsidiaries set forth on Schedule 13G were the beneficial owners of 46,594,475 shares of GM’s outstanding common stock as of September 30, 2025. State Street reported having shared voting power over 28,366,784 shares and shared dispositive power over
46,588,357 shares. No sole voting or dispositive powers were reported. The address for State Street Corporation is One Congress Street,
Suite One, Boston, Massachusetts 02114.
Delinquent Section 16(a) Reporting
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and beneficial owners of 10 percent or more of our common shares to file reports with the SEC. We assist our directors and officers by monitoring transactions and completing and filing these reports on their behalf. Based on our records and other information, we believe that all reports that were required to be filed under Section 16(a) during 2025 were timely filed.

2026 Proxy Statement	99
General Information About the
Annual Meeting
What are the matters to be presented at the Annual Meeting? How does the Board recommend that I vote, and what are the vote requirements?*

Agenda Item	Description	Board Recommendation	Vote Requirement for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	Annual Election of Directors	FOR each director nominee	Majority of votes cast	No effect	No effect

2	Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2026	FOR	Majority of shares present (in person or by proxy) and entitled to vote	Counted as “AGAINST”	Discretionary vote

3	Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation	FOR	Majority of shares present (in person or by proxy) and entitled to vote	Counted as “AGAINST”	No effect

4	Proposal to Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation	FOR 1 YEAR	Majority of shares present (in person or by proxy) and entitled to vote	Counted as “AGAINST”	No effect

5	Proposal to Approve Amendment No. 2 to the Company’s 2020 Long-Term Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder	FOR	Majority of shares present (in person or by proxy) and entitled to vote	Counted as “AGAINST”	No effect

6	Shareholder Proposal Regarding Separation of Chair and CEO Roles	AGAINST	Majority of shares present (in person or by proxy) and entitled to vote	Counted as “AGAINST”	No effect

7	Shareholder Proposal Requesting a Report on Human Rights Standards for Indigenous Peoples	AGAINST	Majority of shares present (in person or by proxy) and entitled to vote	Counted as “AGAINST”	No effect

*See sections 1.7 and 2.2(c) of the Company’s Bylaws for a description of the vote requirements and the impact of abstentions and broker non-votes on the meeting agenda items listed above.
Will Other Matters Be Presented at the Annual Meeting?
We do not know of any matters to be voted on by shareholders at the Annual Meeting other than those included in this Proxy
Statement. If any matter other than the election of directors or Items 2 through 7 in this Proxy Statement is properly presented at the meeting, your executed proxy gives the Proxies discretionary authority to vote your shares in accordance with their best judgment with respect to the matter presented.
How Do I Attend the Virtual Annual Meeting?
The Annual Meeting will be held virtually this year. If circumstances warrant, the Board and certain members of management may dial in to the webinar from remote locations and will not be present in person.

100
General Information About the Annual Meeting

How to Participate in the Annual Meeting Online
1.Visit virtualshareholdermeeting.com/GM2026; and
2.Enter the 16-digit control number included on your Notice, on your proxy card
(if you received a printed copy of the proxy materials), or on the instructions that accompanied your proxy materials.
You may log in to the meeting platform beginning at 2:15 p.m. Eastern Time on
June 2, 2026. The meeting will begin promptly at 2:30 p.m. Eastern Time.

How to Participate in the Annual Meeting Without Internet Access	Call (877) 328-2502 (toll free) or (412) 317-5419 (international) to listen to the meeting proceedings. If you join via phone, you will not be able to vote your shares during the meeting.

How to Participate in the Annual Meeting Without a 16-Digit Control Number	Visit virtualshareholdermeeting.com/GM2026 and register as a guest. If you join as a guest, you will not be able to vote your shares or ask questions during the meeting.

For Help With Technical Difficulties	Call (844) 986-0822 (U.S.) or (303) 562-9302 (international) for assistance.

Additional Questions	Email GM Shareholder Relations at shareholder.relations@gm.com.

How Can I Submit Questions for the Online Meeting?

Submitting Questions Before the Meeting	1.Log in to proxyvote.com; 2.Enter your 16-digit control number; and 3.Once past the login screen, click on “Questions for Management,” type in your question, and click “Submit.”

Submitting Questions During the Meeting
1.Log in to the online meeting platform at virtualshareholdermeeting.com/
GM2026, type your question in the “Ask a Question” field, and click
“Submit”; or
2.Call (877) 328-2502 (toll free) or (412) 317-5419 (international) and press *1 when we announce the question and answer session has opened.

Only shareholders with a valid control number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
How Do I Vote at the Annual Meeting?
Shareholders of record and beneficial owners who join the Annual Meeting online will be able to vote their shares electronically during the meeting. However, even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy so that your votes will be counted if you later decide not to participate in the Annual Meeting.
What Is a Quorum?
The presence of the holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting, in person or by proxy, will constitute a quorum for transacting business at the Annual Meeting. Abstentions and broker non-
votes are counted as present for purposes of establishing a quorum at the meeting.
Who Are the Proxies for the Annual Meeting?
The Board appointed the following officers to act as Proxies: Mary T. Barra, Grant Dixton, and John S. Kim. If you sign and return your proxy card or voting instruction form with voting instructions, one or more of the Proxies will vote your shares as you direct on the matters described in this Proxy Statement. If you sign and return your proxy card or voting instruction form without voting instructions, one or more of the Proxies will vote your shares as recommended by the Board.

2026 Proxy Statement	101
General Information About the Annual Meeting
Who Can Vote at the Annual Meeting?
If you are a holder of the Company’s common stock as of the close of business on April 6, 2026, or you hold a valid proxy, you are entitled to vote at the Annual Meeting. On that date, the Company had 901,656,578 shares of common stock outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote.
Can I Vote Without Attending the Annual Meeting?
To vote your shares without attending the Annual Meeting, please follow the instructions for voting provided on the Notice, on your proxy card, or on the voting instructions form. When you timely submit your proxy or voting instructions in the proper form, your shares will be voted according to your instructions. If you sign, date, and return the proxy card or voting instructions form without specifying how you wish to cast your vote, your shares will be voted by the Proxies according to the recommendations of the Board, as indicated above. Internet and telephone voting are available 24 hours a day through
11:59 p.m. Eastern Time on Monday, June 1, 2026.
Can I Revoke My Proxy?
After you have submitted your proxy or voting instructions by internet, telephone, or mail, you may revoke it at any time until it is voted at the Annual Meeting. Your attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote your shares electronically during the meeting.
To revoke your proxy, follow the instructions below.

Shareholders of Record	Beneficial Shareholders
•Grant a new proxy bearing a later date (which
automatically revokes the earlier proxy);
•Send a written notice of revocation to the
General Motors Company Corporate Secretary at
Mail Code 482-22381-1101, 1240 Woodward
Avenue, Detroit, Michigan 48265;
•Email the General Motors Company Corporate
Secretary at shareholder.relations@gm.com; or
•Participate in the Annual Meeting and vote your
shares electronically during the meeting.

•Notify your broker, bank, or nominee in
accordance with that entity’s procedures for
revoking your voting instructions; or
•Participate in the Annual Meeting and vote your
shares electronically during the meeting.

How Do I View Annual Meeting Voting Results After the Meeting?
Our independent inspector of elections, Broadridge Financial Services, Inc., will tabulate the vote at the Annual Meeting. We will provide voting results on our website and in a Current Report on Form 8-K filed with the SEC.

102
General Information About the Annual Meeting
What Is a “Shareholder of Record” and “Beneficial Shareholder”?
If your shares are owned directly in your name in an account with GM’s stock transfer agent, Computershare Trust Company,
N.A., you are considered the “shareholder of record” of those shares in your account. If your shares are held in an account with a broker, bank, or other nominee as a custodian on your behalf, you are considered a “beneficial shareholder” of those shares, which are held in street name. The broker, bank, or other nominee is considered the shareholder of record for those shares. As the beneficial owner, you have the right to instruct the broker, bank, or other nominee on how to vote the shares in your account. In order for your shares to be voted in the way you would like, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. Under NYSE rules, brokers are permitted to exercise discretionary voting authority only on “routine” matters. Therefore, your broker may vote on Item No. 2 (“Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2026”) even if you do not provide voting instructions because it is considered a routine matter. Your broker is not permitted to vote on the other agenda items if you do not provide voting instructions because those items involve matters that are considered non-routine.
What Is Householding?
SEC rules permit companies to send a single Proxy Statement and Annual Report or Notice to two or more shareholders that share the same address, subject to certain conditions. Each shareholder will continue to receive a separate proxy card or voting instruction form, and it will include the unique 16-digit control number that is needed to vote those shares and to access and vote during the Annual Meeting. This “householding” rule will benefit both the shareholders and GM by reducing the volume of duplicate information shareholders receive and reducing GM’s printing and mailing costs.
If one set of these documents was sent to your household for the use of all GM shareholders in your household and one or more of you would prefer to receive additional sets, or if multiple copies of these documents were sent to your household and you want to receive one set in the future, please contact Broadridge Financial Solutions, Inc., by calling toll-free at (866) 540-7095 or by writing to Broadridge Financial Solutions, Inc., Householding Department,
51 Mercedes Way, Edgewood, New York 11717.
If a broker, bank, or other nominee holds your shares, please contact your broker, bank, or other nominee directly if you have questions about delivery of materials, require additional copies of the Proxy Statement or Annual Report, or wish to receive multiple copies of proxy materials, which would require you to state that you do not consent to householding.
Where Can I Find the Annual Report and Other Investor Materials?
You may download a copy of our 2025 Annual Report and 2026 Proxy Statement at investor.gm.com/shareholders. Our other SEC filings are available at investor.gm.com/shareholders/sec-filings. Alternatively, you may request a printed copy of these publications by (1) visiting proxyvote.com, (2) calling (800) 579-1639 or (3) sending an email to
sendmaterial@proxyvote.com. If sending an email, please include your control number from your Notice of Internet
Availability of Proxy Materials, in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Our sustainability policies, compliance documents, and political contributions and lobbying disclosures can be found at
investor.gm.com/governanceandsustainability. The reports and information contained in, or that can be accessed from, our websites are not incorporated by reference into, and are not part of, this Proxy Statement.
Who Is Soliciting My Proxy and Who Bears the Cost of the Solicitation?
We will pay our cost for soliciting proxies for the Annual Meeting. The Company will distribute proxy materials and follow-up reminders, if any, by mail and electronic means. We have engaged Innisfree M&A Incorporated, a professional proxy solicitation firm located at 501 Madison Avenue, 20th Floor, New York, New York 10022, to assist with the solicitation of proxies and to provide related advice and informational support for a service fee, plus customary disbursements. We expect to pay Innisfree a base fee of $30,000, plus expenses for these services. GM directors, officers, and employees may also solicit proxies by mail, telephone, or personal visits. They will not receive any additional compensation for their services.

2026 Proxy Statement	103
General Information About the Annual Meeting
GM will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. As usual, we will reimburse brokers, banks, and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners.
How Can I Submit Shareholder Proposals and Director Nominations for the 2027
Annual Meeting?

Type of Proposal	Rule 14a-8 Proposals by Shareholders for Inclusion in Next Year’s Proxy Statement	Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)	Other Proposals or Nominees for Presentation at Next Year’s Annual Meeting (including under Rule 14a-19)

Rules/Provisions	SEC rules and our Bylaws permit shareholders to submit proposals for inclusion in our Proxy Statement if the shareholder and the proposal meet the requirements specified in SEC Rule 14a-8.
Our Bylaws permit a
shareholder or group of
shareholders (up to 20) who
have owned a significant
amount of common stock
(at least 3 percent) for a
significant amount of time
(at least three years) to
submit director nominees
(up to 20 percent of the Board
or two directors, whichever is
greater) for inclusion in our
Proxy Statement if the
shareholder(s) and the
nominee(s) satisfy the
requirements specified in
our Bylaws.

Our Bylaws require that any
shareholder proposal, including
a director nomination, that is
not submitted for inclusion in
next year’s Proxy Statement
(either under SEC Rule 14a-8
or our proxy access bylaw) but
is instead sought to be
presented directly at next
year’s annual meeting, must be
received at our principal
executive offices no earlier
than 180 days and no later than
120 days before the first
anniversary of this year’s
Annual Meeting.

Deadline for Submitting These Proposals	Proposals must be received at our principal executive offices no later than 11:59 p.m. Eastern Time on December 21, 2026.	Proposals must be received at our principal executive offices no earlier than December 4, 2026, and no later than 11:59 p.m. Eastern Time on February 2, 2027.

Where to Send These Proposals	Mail proposals to our Corporate Secretary at Mail Code 482-22381-1101, 1240 Woodward Avenue, Detroit, Michigan 48265, or send proposals by email to shareholder.relations@gm.com.

What to Include	Proposals must conform to and include the information required by SEC Rule 14a-8.	Proposals must include information required by our Bylaws, which are available on our website at investor.gm.com/ governanceandsustainability, and all requirements in Rule 14a-19(b), if applicable.

In connection with our solicitation of proxies for our 2027 Annual Meeting of Shareholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at:
www.sec.gov.

104
Defined Terms, Commonly
Used Acronyms, and
Cautionary Statements

2025 Form 10-K	GM’s Annual Report on Form 10-K for the year ended December 31, 2025
AAFCF	Adjusted Automotive Free Cash Flow
Annual Meeting	GM’s Annual Meeting of Shareholders to be held on June 2, 2026
AAOCF	Adjusted Automotive Operating Cash Flow
AV	Autonomous Vehicle
Board	GM’s Board of Directors
Bylaws	GM’s Amended and Restated Bylaws, dated as of October 3, 2024
CAP	Compensation Actually Paid
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CISO	Chief Information Security Officer
Code of Conduct	GM’s Code of Conduct: “Winning with Integrity”
Compensation Committee	Executive Compensation Committee
DB	Defined Benefit
DC	Defined Contribution
Director Compensation Plan	General Motors Company Deferred Compensation Plan for Non-Employee Directors
DSU	Deferred Share Unit
EBIT	Earnings Before Interest and Taxes
EBT	Earnings Before Taxes
EPS	Earnings Per Share
EV	Electric Vehicle
EY	Ernst & Young LLP
GAAP	U.S. Generally Accepted Accounting Principles
GHG	Greenhouse Gas
GICS	Global Industry Classification Standard
GM, General Motors, or the Company	General Motors Company
GM Financial	General Motors Financial Company, Inc.
GMI	GM International
GMNA	GM North America
Governance Committee	Governance and Corporate Responsibility Committee
ICE	Internal Combustion Engine
IRA	Inflation Reduction Act
IRC	Internal Revenue Code
IRS	Internal Revenue Service

2026 Proxy Statement	105
Defined Terms, Commonly Used Acronyms, and Cautionary Statements

LTIP	Long-Term Incentive Plan
M&A	Mergers and Acquisitions
NEO	Named Executive Officer
Notice	Notice Regarding the Availability of Proxy Materials
NQ	Nonqualified
NYSE	New York Stock Exchange
OEM	Original Equipment Manufacturer
PAC	Political Action Committee
Proxies	Mary T. Barra, Grant Dixton, and John S. Kim
PSU	Performance Share Unit
R&D	Research and Development
ROIC	Return on Invested Capital
RSU	Restricted Stock Unit
SAR	Stock Appreciation Right
SCT	Summary Compensation Table
SEC	U.S. Securities and Exchange Commission
Senior Leadership Team	Certain members of management who report directly to the CEO or the President
Shares	Unless otherwise indicated, GM’s Common Stock, $0.01 par value per share
STIP	Short-Term Incentive Plan
S&S	Software and Services
TSR	Total Shareholder Return

Cautionary Note on Forward-Looking Statements: This Proxy Statement may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent our current judgment about possible future events. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of factors, many of which are described in our 2025 Form 10-K and our other filings with the SEC. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law.
Non-GAAP Financial Measures: See our 2025 Form 10-K and our other filings with the SEC for a description of certain non-GAAP measures used in this Proxy Statement, along with a description of various uses for such measures. Our calculations are set forth within these reports and Appendix A to this Proxy Statement, and may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for related GAAP measures.
When we present our Company EBIT-adjusted, GM Financial is presented on an EBT-adjusted basis.
Additional Information: References to “record” or “best” performance (or similar statements) in this Proxy Statement refer to
General Motors Company, as established in 2009. In addition, certain figures included in the charts and tables in this Proxy
Statement may not sum due to rounding. Simulated models and pre-production models are shown throughout; production vehicles will vary. For information on models shown, including availability, see each GM brand website for details.

2026 Proxy Statement	A-1
Appendix A: Non-GAAP
Financial Measures
Non-GAAP Reconciliations
Our Company reports its financial results in accordance with GAAP. However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information.
Our non-GAAP measures presented in this Proxy Statement include: (i) EBIT-adjusted, presented net of noncontrolling interests, and EBIT-adjusted margin (ii) EPS-diluted-adjusted, (iii) ROIC-adjusted, and (iv) adjusted automotive free cash flow. Our calculation of these non-GAAP measures may not be comparable with similarly-titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for related GAAP measures. See our 2025 Form 10-K and our subsequent filings with the SEC for additional information about the non-GAAP measures presented herein, including a description of the use of such measures. References to “record” or “best” performance (or similar statements) in this Proxy
Statement refer to General Motors Company, as established in 2009. In addition, certain figures included in the charts and tables in this Proxy Statement may not sum due to rounding. The numbers in the tables below may not sum due to rounding.
The following table reconciles Net Income Attributable to Stockholders under GAAP to EBIT-adjusted and
EBIT-adjusted margin:

($B)	2023	2024	2025	Total
Net Sales and Revenue	$171.8	$187.4	$185.0	$544.3
Net Income Attributable to Stockholders	10.1	6.0	2.7	18.8
Income Tax Expense	0.6	2.6	0.3	3.5
Automotive Interest Expense	0.9	0.8	0.7	2.5
Automotive Interest Income	(1.1)	(1.0)	(0.9)	(2.9)
Adjustments:
EV strategic realignment(1)	—	—	7.9	7.9
China restructuring actions(2)	—	4.0	0.8	4.9
Legal matters(3)	—	—	0.7	0.7
Cruise restructuring(4)	0.5	1.1	0.2	1.8
Separation costs(5)	1.0	0.2	0.1	1.3
GMI exit costs(6)	(0.1)	0.2	0.1	0.1
Headquarters relocation(7)	—	0.1	0.1	0.1
Buick dealer strategy(8)	0.6	1.0	—	1.5
GM Korea wage litigation(9)	(0.1)	—	—	(0.1)
Total Adjustments	1.9	6.5	9.8	18.2
EBIT-adjusted	$12.4	$14.9	$12.7	$40.0
EBIT-adjusted margin			6.9%
Incentive Compensation Adjustments for 2023-2025 LTIP Result(10)				$0.5
EBIT-adjusted for 2023-2025 LTIP Result				$40.5
EBIT-adjusted Margin for 2023-2025 LTIP Result				7.4%

A-2
Appendix A: Non-GAAP Financial Measures

($B)	2023	2024	2025	Total
Incentive Compensation Adjustments for 2025 STIP Result(11)			$2.3
2025 EBIT-adjusted for 2025 STIP Result			$15.0
(1)These adjustments were excluded because they relate to our strategic realignment of our EV capacity and manufacturing footprint.
These adjustments include $0.3 billion that was recorded in the three months ended June 30, 2025, associated with Ultium’s strategic realignment.
(2)These adjustments were excluded because they relate to restructuring activities associated with our operations in China, including an other-than-temporary impairment and restructuring charges recorded in equity earnings associated with our “Automotive China
JVs” (as defined in our Annual Report on Form 10-K for the year ended December 31, 2025).
(3)These adjustments were excluded because they relate to investigations and litigation associated with our former OnStar Smart Driver product and an indemnification charge for a European-wide Takata Corporation (Takata) related recall.
(4)These adjustments were excluded because they relate to restructuring charges resulting from the plan to combine the Cruise and GM technical efforts to advance autonomous and assisted driving, the indefinite delay of the Cruise Origin, and the voluntary pausing in 2023 of Cruise’s driverless, supervised, and manual AV operations in the U.S. The adjustments primarily consist of non-cash restructuring charges, supplier-related charges, and employee separation costs.
(5)These adjustments were excluded because they relate to employee separation charges including the acceleration of attrition as part of the cost reduction program announced in January 2023, primarily in the U.S.
(6)These adjustments were excluded because they primarily relate to the wind down of our manufacturing operations in Colombia and
Ecuador and an asset sale resulting from our strategic decision in 2020 to exit India.
(7)These adjustments were excluded because they relate to the GM headquarters relocation, primarily consisting of accelerated depreciation and other relocation expenditures.
(8)These adjustments were excluded because they relate to strategic activities to transition certain Buick dealers out of our dealer network as part of Buick’s EV strategy.
(9)These adjustments were excluded because they relate to the partial resolution of subcontractor matters in Korea.
(10)This adjustment excludes total compensation expense related to Cruise share-based awards incurred over the three-year PSU performance period.
(11)As discussed in the CD&A, the Compensation Committee determined for the EBIT-adjusted result that it was appropriate to apply a $3.1B adjustment due to the direct impact of new 2025 tariffs measured across materials, components, raw materials and vehicles, and to exclude $0.8B as this amount related to changes in our EV capacity and footprint, which drove performance improvements in 2025.
The following table reconciles Diluted Earnings per Common Share under GAAP to EPS-diluted-adjusted:

($ per Share)	2025
Diluted Earnings per Common Share	$3.27
Adjustments(1)	10.12
Tax effect of adjustments(2)	(2.17)
Return from preferred shareholders(3)	(0.61)
EPS-diluted-adjusted	$10.60
(1)Refer to the reconciliation of Net Income Attributable to Stockholders under GAAP to EBIT-adjusted above for adjustment details.
(2)The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction to which the adjustment relates.
(3)This adjustment consists of a return from the preferred shareholders related to the redemption of Cruise preferred shares from noncontrolling interest holders.

2026 Proxy Statement	A-3
Appendix A: Non-GAAP Financial Measures
The following table summarizes the calculation of ROIC-adjusted:

($B)	2025
EBIT-adjusted(1)	$12.7
Average equity(2)	64.6
Add: Average automotive debt and interest liabilities (excluding finance leases)	16.2
Add: Average automotive net pension and other post-retirement benefits liabilities	8.5
Less: Average automotive net income tax asset	(23.2)
ROIC-adjusted average net assets	66.0
ROIC-adjusted	19.3%
(1)Refer to the reconciliation of Net Income Attributable to Stockholders under GAAP to EBIT-adjusted above for adjustment details.
(2)Includes equity of noncontrolling interests where the corresponding earnings (loss) are included in EBIT-adjusted.

A-4
Appendix A: Non-GAAP Financial Measures
Adjusted Automotive Free Cash Flow
In the section titled “Compensation Discussion and Analysis,” we present one of our incentive compensation measures, adjusted automotive free cash flow, which is not prepared in accordance with GAAP. Below is a reconciliation of adjusted automotive free cash flow (as calculated for incentive compensation purposes) to Net Automotive Cash Provided by
Operating Activities, its nearest GAAP measure. The numbers in the table below may not sum due to rounding.

($B)	2024	2025
Net Automotive Cash Provided by Operating Activities	$23.9	$18.7
Less: Capital expenditures	(10.7)	(9.2)
Adjustments:
Add: Buick dealer strategy	0.5	0.7
Add: EV strategic realignment	0.0	0.4
Add: China restructuring actions	0.0	0.2
Add: Separation costs	0.2	0.1
Add: GMI exit costs	0.1	0.0
Add: Incentive compensation adjustments for 2025 STIP Result(1)	0.0	3.8
Less: Ultium strategic realignment	0.0	(0.4)
Total adjustments	0.8	4.9
2025 Adjusted Automotive Free Cash Flow for 2025 STIP Result	$14.0	$14.4
(1)As discussed in CD&A, the Compensation Committee determined for the Adjusted Automotive Free Cash Flow result that it was appropriate to apply a $3.8B adjustment due to the direct cash impact of new 2025 tariffs measured across materials, components, raw materials and vehicles. Also reflects certain recall-related expenses attributable to events occurring in 2014.

2026 Proxy Statement	B-1
Appendix B: Amendment No. 2 to the
General Motors Company 2020
Long-Term Incentive Plan
This Amendment No. 2 to the General Motors Company 2020 Long-Term Incentive Plan, as amended by Amendment No. 1
(the “Plan”) (“Amendment No. 2”) is adopted by the Board of Directors (the “Board”) of General Motors Company, a
Delaware corporation (the “Company”) on April 20, 2026. This Amendment No. 2 will become effective on June 3, 2026, following approval by the Company’s shareholders at the Company’s 2026 Annual Meeting of Shareholders.
WHEREAS, the Plan was originally adopted, upon receipt of approval by the Company’s shareholders, effective as of
June 17, 2020;
WHEREAS, the Plan was amended, upon receipt of approval by the Company’s shareholders, effective as of June 21, 2023;
WHEREAS, the Board desires to amend the Plan, subject to approval of the Company’s shareholders, to increase the number of shares of Company common stock available for issuance thereunder; and
WHEREAS, if the Company’s shareholders fail to approve this Amendment No. 2, the existing Plan shall continue in full force and effect.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Section 5(a) of the Plan is hereby deleted and replaced in its entirety with the following:
“(a) Subject to adjustment as provided in Section 5(c), the maximum aggregate number of Shares available for issuance under the Plan shall not exceed the sum of (i) 50,000,000 Shares, as approved by shareholders effective June 17, 2020,
(ii) 27,000,000 Shares, as approved by shareholders effective June 21, 2023, and (iii) 27,000,000 Shares, as approved by shareholders effective June 3, 2026, with each Share subject to (or deliverable with respect to) an Option, SAR, RSU or any other Award reducing the number of Shares available for issuance under the Plan by one Share. The maximum number of
Shares available for issuance under Incentive Stock Options shall not exceed the sum of (i), (ii) and (iii) above.”
2. The first sentence of Section 18 of the Plan is hereby deleted and replaced in its entirety with the following:
“Term of the Plan. No Award shall be granted under the Plan after the earliest to occur of (a) June 3, 2036, (b) the maximum aggregate number of Shares available for issuance under the Plan have been issued, or (c) the Board terminates the Plan in accordance with Section 15(a).”
3. Except as expressly set forth in this Amendment No. 2, all other terms and conditions of the Plan shall remain in full force and effect.

general motors

GENERAL MOTORS COMPANY
GENERAL MOTORS GLOBAL HEADQUARTERS
MAIL CODE 482-22381-1101
1240 WOODWARD AVENUE
DETROIT, MI 48265

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Monday, June 1, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GM2026**
You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Monday, June 1, 2026. Have your proxy card in hand when you call and then follow the instructions.

If you vote by internet or telephone, do not mail this proxy card.

VOTE BY MAIL
Mark, sign, and date this proxy card and promptly return it in the enclosed postage-paid envelope or return it to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89945-P45595

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GENERAL MOTORS COMPANY

If you wish to vote in accordance with the Board of Directors' recommendations, you need only sign, date, and return this proxy card.

The Board of Directors recommends you vote FOR each Board nominee listed in Item 1.

1. Election of Directors

Nominees:		**For**	**Against**	**Abstain**
1a.	Mary T. Barra	☐	☐	☐
1b.	Wesley G. Bush	☐	☐	☐
1c.	Joanne C. Crevoiserat	☐	☐	☐
1d.	Joseph Jimenez	☐	☐	☐
1e.	Alfred F. Kelly, Jr.	☐	☐	☐
1f.	Jonathan McNeill	☐	☐	☐
1g.	Judith A. Miscik	☐	☐	☐
1h.	Patricia F. Russo	☐	☐	☐
1i.	Mark A. Tatum	☐	☐	☐
1j.	Jan E. Tighe	☐	☐	☐
1k.	Devin N. Wenig	☐	☐	☐

The Board of Directors recommends you vote FOR Board Items 2, 3, and 5 and 1 YEAR on Item 4.

		For	**Against**	**Abstain**
2.	Ratification of the Selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for 2026	☐	☐	☐
3.	Advisory Approval of Named Executive Officer Compensation	☐	☐	☐

		1 Year	**2 Years**	**3 Years**	**Abstain**
4.	Proposal to Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation	☐	☐	☐	☐

The Board of Directors recommends you vote AGAINST shareholder items 6 and 7.

		For	**Against**	**Abstain**
6.	Shareholder Proposal Regarding Separation of Chair and CEO Roles	☐	☐	☐
7.	Shareholder Proposal Requesting a Report on Human Rights Standards for Indigenous Peoples	☐	☐	☐

NOTE: Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, guardian, trustee, custodian, or in any other representative capacity, give full title as such. Corporations should provide the full name of corporation and name and title of the authorized officer signing the proxy card.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement, Notice of 2026 Annual Meeting of Shareholders and 2025 Annual Report are available at *www.proxyvote.com.*

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 6, 2026
Date: June 2, 2026 **Time:** 2:30 p.m. Eastern Time
Location: Meeting live via the internet only - please visit www.virtualshareholdermeeting.com/GM2026.

The company will be hosting the meeting live via the internet only this year. To attend the meeting via the internet please visit www.virtualshareholdermeeting.com/GM2026 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the reverse side of this proxy card).

PLEASE VOTE TODAY!
SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE

V89946-P45595

general motors

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of General Motors Company authorize(s) Mary T. Barra, Grant Dixton, and John S. Kim, and each of them, as proxies with full power of substitution, to vote the common stock of the undersigned in the manner specified on this proxy card and in their discretion upon all other matters (including on the election of any nominees for director that are not identified on this proxy) that may come before the 2026 Annual Meeting of Shareholders of General Motors Company, to be held at 2:30 p.m. Eastern Time on June 2, 2026, or any adjournment or postponement thereof. The undersigned hereby revokes all proxies previously given.

On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors; therefore, if no direction is made, this proxy will be voted FOR General Motors Company's director nominees in Item 1; FOR Items 2, 3, and 5 and 1 YEAR on Item 4; and AGAINST Items 6 and 7.

YOUR VOTE IS VERY IMPORTANT - PLEASE VOTE TODAY

Please see the reverse side for internet, mail, and telephone voting instructions.

(Continued and to be marked, signed, and dated on the reverse side)